ANNUAL
REPORT




                                                               December 31, 1998


[PICTURE OF WORLD MAP]


TIP

TEMPLETON

INVESTMENT

PLUS

- TEMPLETON VARIABLE PRODUCTS SERIES FUND

- THE PHOENIX EDGE SERIES FUND


[LOGO FRANKLIN TEMPLETON/R/]
FRANKLIN/R/ TEMPLETON/R/


PAGE


A WORD ABOUT RISK


All of the portfolios are subject to certain risks, which will cause investment return and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in a company, have historically outperformed other asset classes over the long term but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political, or social instability. These, and other risks pertaining to specific portfolios, such as specialized industry or geographic sectors or use of complex securities, are discussed in the prospectus. Your investment representative can help you determine which portfolios may be right for you.


PAGE


TABLE OF CONTENTS

TEMPLETON VARIABLE PRODUCTS SERIES FUND
ANNUAL REPORT

Letter to Contract Owners ....................................................     2

Class 1 Portfolio Reports

   Templeton Asset Allocation Fund ...........................................  TA-1

   Templeton Bond Fund .......................................................  TB-1

   Templeton Developing Markets Fund .........................................  TD-1

   Templeton International Fund ..............................................  TI-1

   Templeton Stock Fund ......................................................  TS-1

TEMPLETON VARIABLE PRODUCTS SERIES FUND
PROSPECTUS SUPPLEMENT ........................................................  PS-1


Templeton Investment Plus (TIP) is an individual deferred variable annuity contract issued by the Phoenix Home Life Mutual Insurance Company. On the following pages, you will find a report on each of the portfolios available within TIP.

-------------------------------------------------------------------------------
PLEASE NOTE:
Templeton Variable Products Series Fund ("the Trust") currently consists of eight separate investment portfolios, all of which offer Class 1 and Class 2 shares. Only the portfolios and class listed in the above Table of Contents are currently available under your insurance contract. Please consult prospectuses for your insurance contract and the Trust for further information. Please retain this document, including the enclosed prospectus supplement on page PS-1, with your current prospectus for reference.
-------------------------------------------------------------------------------


TIP A98 2/99 PHOENIX

PAGE


LETTER TO CONTRACT OWNERS

Dear Contract Owner:

We are pleased to bring you the annual report of Templeton Variable Products Series Fund for the 12 months ended December 31, 1998.

During the year under review, stock markets around the world gave new meaning to the word "volatility." Some European and U.S. equity markets reached all-time highs during the first part of the period, but by late summer, they suffered major declines due largely to Asia's financial turmoil and Russia's economic meltdown. However, they generally rallied in October and November, finishing the year with significant gains. Conversely, many Latin American markets experienced substantial losses in 1998, while Asian markets posted mixed results.

In the U.S., large-capitalization companies led the market, with the Dow Jones(R) Industrial Average rising 18.1% and the Standard & Poor's(R) 500 Stock Index posting a return of 28.6% for the reporting period. However, many small-cap stocks did not fare as well, and the Russell 2000(R) Index declined 2.6%.*

Most European equity markets appreciated substantially in 1998 due, we think, to falling interest rates, benign inflation, government tax incentives, and increased management focus on shareholder value. Italian, Spanish, and French markets, all of which increased more than 40%, were among the region's leaders.*

On the other hand, non-performing loans and slowing economies contributed to falling share prices in some Asian developing nations such as Indonesia, which declined 30.6% over the one-year period. Latin American stock markets also dropped sharply in the wake of falling commodity prices, ripple effects of Asia's

*Sources: Standard & Poor's Micropal and Bloomberg, Indices are unmanaged. Price appreciation or depreciation is measured in U.S. dollars and includes reinvested dividends or interest. One cannot invest directly in an index. Dow Jones Industrial Average's total return is calculated by Wilshire Associates Inc.

2

PAGE


financial crises, and investor concerns about the devaluation of the Brazilian real. Measured in U.S. dollars, Mexico's Bolsa Index plunged 37.4% and Brazil's Bovespa Index dropped 38.2%.*

Many bond markets were also subject to volatility throughout 1998, but strengthened for the year as a whole. Benefiting from slowing economic growth and benign inflation, U.S. bond prices rose in 1998, and European debt securities performed well, as government efforts to meet European Monetary Union membership standards helped lead to lower interest rates. However, fixed-income markets in developing countries experienced severe declines due to factors such as Asia's economic malaise. The Salomon Brothers World Government Bond Index, representative of developing-market countries' government bonds, produced a 15.3% total return, while the J.P. Morgan Emerging Markets Bond Index Plus, which tracks the performance of bond markets in developing markets, fell 14.4%.*

It is important to remember, of course, that all securities markets move up or down, and bad years can be mixed with good years. Since no one can predict exactly how financial markets will perform, we urge you to exercise patience and focus not on short-term market movements, but on your long-term investment goals.

We appreciate your participation in the Templeton Variable Products Series Fund and look forward to serving your investment needs in the years to come.

Sincerely,


/s/CHARLES E. JOHNSON

Charles E. Johnson
President
Templeton Variable Products Series Fund


*Sources: Standard & Poor's Micropal and Bloomberg, Indices are unmanaged. Price appreciation or depreciation is measured in U.S. dollars and includes reinvested dividends or interest. One cannot invest directly in an index. Dow Jones Industrial Average's total return is calculated by Wilshire Associates Inc.


PAGE


                      This page intentionally left blank.

PAGE


                                                 TEMPLETON ASSET ALLOCATION FUND



Investment Goal: Templeton Asset Allocation Fund seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and money market instruments. The Fund's assets are allocated among different investments among these three market segments depending upon worldwide market and economic conditions.


During the 12 months under review, global financial markets experienced unprecedented volatility and mixed results. Many investors learned the negative implications of global corporate interdependence, as Japan failed to stimulate its economy, Russia suspended its debt repayments and the Asian contagion reinfected Latin America. However, European markets generally performed well, a result we attribute to tight fiscal policies and EMU-driven interest rate convergence, while U.S. securities markets rose considerably due largely to benign inflation and low interest rates.

The Fund benefited from its high European exposure (39.6% of total net assets at the end of the reporting period), as many European companies cut costs, reduced debt burdens and repurchased shares. Our largest European country weighting was France, whose equity market appreciated 42.8% during the year.(1) Europe's financial sector performed especially well, with Banque National de Paris, AXA-UAP, and Zurich Allied AG ranking among the Fund's top performers.

Although trading at historically high valuations, domestic equities were considered by many investors as a "safe haven" from economic turmoil abroad, and the unmanaged Standard & Poor's(R) 500 Stock Index posted a total return of 28.6% for the fiscal year.(2) Many of our U.S. holdings, including Lucent Technologies Inc. and Ford Motor Co., performed well.

In Asia, bad corporate debts and political instability helped send many equity markets tumbling. Although it continued to falter, Japan's economy showed some signs of improvement. Small steps by the Japanese government, such as allowing insolvent banks to fail, could bode well for future economic restructuring throughout Japan. Our exposure to Asian stocks increased from 5.6% of total net assets to 10.3%, and we expect that, if Japan offers investment opportunities, our Asian exposure could continue to rise in the coming year.


PORTFOLIO BREAKDOWN
Templeton Asset Allocation Fund
Based on Total Net Assets
12/31/98


[This chart shows in pie format the portfolio breakdown of Templeton Variable Products Series Fund - Templeton Asset Allocation Fund, based on total net assets as of December 31, 1998.]


[PIE CHART APPEARS HERE]

Stocks                                       87.1%
Fixed-Income Securities                       9.1%
Short-Term Investments &
   Other Net Assets                           3.8%


GEOGRAPHIC DISTRIBUTION
Templeton Asset Allocation Fund
Based on Total Net Assets
12/31/98

[This chart shows in bar format the geographic distribution of Templeton Variable Products Series Fund - Templeton Asset Allocation Fund, based on total net assets as of December 31, 1998.]

[BAR GRAPH APPEAR HERE]


Europe                                  39.6%
North America                           21.1%
Asia                                    10.3%
Latin America                            9.4%
Australia/New Zealand                    5.6%
Middle East/Africa                       1.1%
Fixed-Income Securities                  9.1%
Short-Term Investments &
 Other Net Assets                        3.8%


1. Source: Bloomberg. Market return is measured in U.S. dollars and includes reinvested dividends.

2. Source: Standard & Poor's. Market return is measured in U.S. dollars and includes reinvested dividends. One cannot invest directly in an index.

                                                                            TA-1

PAGE


TOP 10 EQUITY HOLDINGS
Templeton Asset Allocation Fund
12/31/98

[This chart lists the top 10 equity holdings, including industry and country, of Templeton Variable Products Series Fund -Templeton Asset Allocation Fund, based on total net assets as of December 31, 1998.]


COMPANY,
INDUSTRY,                                         % OF TOTAL
COUNTRY                                           NET ASSETS
------------------------------------------------------------

Lucent Technologies Inc.
Telecommunications, U.S.                                3.2%

AXA-UAP
Financial Services, France                              2.3%

Alcatel SA
Electrical & Electronics,
France                                                  2.2%

Merita AS
Banking, Finland                                        2.2%

Zurich Allied AG
Insurance, Switzerland                                  2.1%

3Com Corp.
Data Processing &
Reproduction, U.S.                                      2.0%

Autoliv Inc.
Automobiles, Sweden                                     2.0%

ING Groep NV
Financial Services,
Netherlands                                             1.9%

Philips Electronics NV
Electrical & Electronics,
Netherlands                                             1.9%

YPF Sociedad Anonima, ADR
Energy Sources,
Argentina                                               1.8%


For a complete list of portfolio holdings, please see the Fund's Statement of Investments.


Latin American stock markets also performed poorly in 1998. Although many fell in excess of 20% in U.S.-dollar terms, we believed the downturn in Latin American equities to be short term, and viewed it as an opportunity to find bargains throughout the region. For example, we initiated a position in Compania Anonima Nacional Telefonos de Venezuela, ADR and established a position in Gener SA, ADR.

With regard to fixed-income markets, slow economic growth and tame inflation in the U.S. helped propel domestic bond prices higher in 1998. European debt securities also fared well, as government efforts to meet European Monetary Union membership standards contributed to lower interest rates. However, bond prices in many developing-market countries experienced major declines which were widely attributed to the Asian economic malaise.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

TA-2

PAGE


It is also important to remember that investments in foreign securities involve special risks including changes in currency values, market price swings, and economic, social and political developments in the countries where the portfolios are invested. Developing markets involve similar but heightened risks related to their smaller size and lesser liquidity. These risks are discussed in the prospectus.

We thank you for investing in Templeton Asset Allocation Fund and welcome your comments or suggestions.

Sincerely,

/s/GARY R. CLEMONS

Gary R. Clemons
Portfolio Manager
Templeton Asset Allocation Fund



/s/THOMAS J. DICKSON
Thomas J. Dickson
Portfolio Manager
Templeton Asset Allocation Fund






IMPORTANT NOTE:

Beginning January 1, 1999, the fixed income portion of the Fund's portfolio will be managed by a team of Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc.

                                                                            TA-3

PAGE


TEMPLETON ASSET
ALLOCATION FUND
CLASS 1


PERFORMANCE SUMMARY AS OF 12/31/98
TOTAL RETURN INDEX COMPARISON
$10,000 INVESTMENT (1/1/89 - 12/31/98)

The J.P. Morgan Global Government Bond Index includes only actively traded fixed-rated bonds with a remaining maturity of one year or longer and is an aggregate of government securities issued in 13 countries, and includes reinvested interest. The Morgan Stanley Capital International(R) (MSCI) World Index includes approximately 1,500 companies representing the stock markets of 22 countries and includes reinvested dividends. The Consumer Price Index (CPI) is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Sources for the indices are MSCI, J.P. Morgan and Standard & Poor's Micropal.

                 [LINE GRAPH OF TOTAL RETURN INDEX COMPARISON]


Total Return Index Comparison

                  Templeton Asset Allocation     MSCI World       JP Morgan           CPI
                         Fund-Class I               Index           Global
                                                               Government Bond
                                                                    Index
        -------------------------------------------------------------------------------------
          1/1/89            $10,000                $10,000         $10,000          $10,000
         1/31/89            $10,272                $10,364          $9,901          $10,051
         2/28/89            $10,156                $10,300          $9,885          $10,091
         3/31/89            $10,263                $10,236          $9,801          $10,149
         4/30/89            $10,487                $10,474          $9,962          $10,216
         5/31/89            $10,487                $10,218          $9,855          $10,274
         6/30/89            $10,429                $10,105         $10,079          $10,299
         7/31/89            $10,994                $11,248         $10,480          $10,324
         8/31/89            $11,091                $10,978         $10,170          $10,341
         9/30/89            $11,043                $11,290         $10,331          $10,373
        10/31/89            $10,672                $10,915         $10,464          $10,424
        11/30/89            $10,857                $11,353         $10,557          $10,448
        12/31/89            $11,325                $11,719         $10,680          $10,464
         1/31/90            $11,043                $11,174         $10,521          $10,572
         2/28/90            $11,062                $10,697         $10,407          $10,622
         3/31/90            $11,221                $10,053         $10,343          $10,680
         4/30/90            $10,831                $9,909          $10,303          $10,697
         5/31/90            $11,500                $10,955         $10,632          $10,722
         6/30/90            $11,590                $10,879         $10,825          $10,780
         7/31/90            $11,760                $10,980         $11,143          $10,821
         8/31/90            $10,901                $9,954          $11,056          $10,920
         9/30/90            $10,022                $8,906          $11,159          $11,012
        10/31/90            $9,932                 $9,739          $11,600          $11,078
        11/30/90            $10,222                $9,581          $11,804          $11,102
        12/31/90            $10,421                $9,784          $11,936          $11,102
         1/31/91            $10,921                $10,143         $12,206          $11,169
         2/28/91            $11,620                $11,084         $12,218          $11,186
         3/31/91            $11,480                $10,759         $11,837          $11,202
         4/30/91            $11,614                $10,845         $11,980          $11,218
         5/31/91            $11,934                $11,093         $11,990          $11,251
         6/30/91            $11,428                $10,410         $11,830          $11,285
         7/31/91            $12,089                $10,903         $12,080          $11,302
         8/31/91            $12,368                $10,870         $12,331          $11,334
         9/30/91            $12,471                $11,157         $12,780          $11,385
        10/31/91            $12,564                $11,340         $12,907          $11,401
        11/30/91            $12,254                $10,848         $13,117          $11,434
        12/31/91            $13,307                $11,640         $13,780          $11,443
         1/31/92            $13,194                $11,426         $13,510          $11,459
         2/29/92            $13,555                $11,230         $13,471          $11,501
         3/31/92            $13,391                $10,704         $13,346          $11,559
         4/30/92            $13,732                $10,854         $13,457          $11,575
         5/31/92            $14,308                $11,288         $13,839          $11,592
         6/30/92            $14,265                $10,912         $14,217          $11,633
         7/31/92            $14,436                $10,942         $14,530          $11,659
         8/31/92            $14,265                $11,210         $14,917          $11,691
         9/30/92            $14,212                $11,109         $14,902          $11,724
        10/31/92            $14,105                $10,811         $14,530          $11,766
        11/30/92            $14,212                $11,006         $14,272          $11,782
        12/31/92            $14,382                $11,097         $14,407          $11,775
         1/31/93            $14,574                $11,136         $14,652          $11,833
         2/28/93            $14,915                $11,402         $14,888          $11,874
         3/31/93            $15,224                $12,065         $15,116          $11,916
         4/30/93            $15,520                $12,626         $15,392          $11,949
         5/31/93            $15,783                $12,920         $15,489          $11,965
         6/30/93            $15,914                $12,813         $15,502          $11,982
         7/31/93            $16,167                $13,079         $15,509          $11,982
         8/31/93            $16,934                $13,681         $15,968          $12,015
         9/30/93            $16,945                $13,430         $16,136          $12,040
        10/31/93            $17,515                $13,802         $16,128          $12,090
        11/30/93            $17,175                $13,024         $16,010          $12,098
        12/31/93            $18,139                $13,663         $16,174          $12,098
         1/31/94            $19,016                $14,567         $16,327          $12,132
         2/28/94            $18,304                $14,381         $16,148          $12,174
         3/31/94            $17,501                $13,763         $16,074          $12,215
         4/30/94            $17,658                $14,191         $16,061          $12,232
         5/31/94            $17,781                $14,230         $15,928          $12,239
         6/30/94            $17,299                $14,193         $16,117          $12,281
         7/31/94            $17,994                $14,465         $16,269          $12,313
         8/31/94            $18,499                $14,904         $16,227          $12,364
         9/30/94            $18,118                $14,515         $16,307          $12,397
        10/31/94            $18,308                $14,930         $16,551          $12,406
        11/30/94            $17,725                $14,285         $16,343          $12,422
        12/31/94            $17,602                $14,426         $16,381          $12,422
         1/31/95            $17,411                $14,213         $16,712          $12,471
         2/28/95            $17,804                $14,423         $17,143          $12,521
         3/31/95            $18,080                $15,120         $18,015          $12,562
         4/30/95            $18,667                $15,650         $18,302          $12,604
         5/31/95            $19,358                $15,787         $18,813          $12,629
         6/30/95            $19,704                $15,785         $18,931          $12,654
         7/31/95            $20,441                $16,578         $19,020          $12,653
         8/31/95            $20,268                $16,212         $18,492          $12,688
         9/30/95            $20,936                $16,687         $18,908          $12,711
        10/31/95            $20,521                $16,428         $19,093          $12,753
        11/30/95            $21,155                $17,001         $19,306          $12,744
        12/31/95            $21,569                $17,502         $19,545          $12,736
         1/31/96            $22,122                $17,821         $19,344          $12,811
         2/29/96            $22,306                $17,932         $19,232          $12,852
         3/31/96            $22,513                $18,235         $19,202          $12,918
         4/30/96            $23,060                $18,666         $19,131          $12,968
         5/31/96            $23,377                $18,686         $19,150          $12,993
         6/30/96            $23,340                $18,784         $19,318          $13,001
         7/31/96            $22,732                $18,124         $19,673          $13,026
         8/31/96            $23,291                $18,336         $19,755          $13,051
         9/30/96            $23,754                $19,057         $19,864          $13,092
        10/31/96            $24,046                $19,193         $20,258          $13,134
        11/30/96            $25,469                $20,272         $20,547          $13,159
        12/31/96            $25,639                $19,951         $20,404          $13,159
         1/31/97            $26,612                $20,194         $19,894          $13,200
         2/28/97            $26,875                $20,430         $19,756          $13,240
         3/31/97            $26,597                $20,030         $19,606          $13,273
         4/30/97            $26,889                $20,688         $19,496          $13,289
         5/31/97            $28,413                $21,969         $19,956          $13,281
         6/30/97            $29,566                $23,067         $20,183          $13,296
         7/31/97            $31,302                $24,134         $20,109          $13,312
         8/31/97            $29,831                $22,523         $20,084          $13,338
         9/30/97            $31,898                $23,750         $20,530          $13,371
        10/31/97            $29,499                $22,504         $20,965          $13,404
        11/30/97            $29,592                $22,905         $20,713          $13,396
        12/31/97            $29,619                $23,188         $20,690          $13,380
         1/31/98            $29,446                $23,838         $20,898          $13,404
         2/28/98            $31,209                $25,455         $21,053          $13,431
         3/31/98            $33,075                $26,533         $20,895          $13,458
         4/30/98            $33,692                $26,796         $21,216          $13,482
         5/31/98            $32,724                $26,465         $21,308          $13,507
         6/30/98            $32,331                $27,096         $21,367          $13,523
         7/31/98            $32,878                $27,057         $21,425          $13,539
         8/31/98            $26,943                $23,452         $22,017          $13,555
         9/30/98            $26,423                $23,871         $23,167          $13,572
        10/31/98            $29,482                $26,034         $23,686          $13,604
        11/30/98            $31,208                $27,586         $23,418          $13,604
        12/31/98            $31,517                $28,938         $23,859          $13,596


[BEGIN CALL BOX]
EXPENSES: Performance reflects the Fund's Class 1 operating expenses, but does not include any Contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges. Past expense reductions by the Investment Manager increased returns.
[END CALL BOX]

          Past performance cannot predict or guarantee future results.

TA-4

PAGE


TEMPLETON ASSET
ALLOCATION FUND
CLASS 1


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


TEMPLETON ASSET ALLOCATION FUND - CLASS 1
PERIODS ENDED 12/31/98

                                                                                        SINCE
                                                                                      INCEPTION
                                                1-YEAR        5-YEAR      10-YEAR     (8/31/88)
-----------------------------------------------------------------------------------------------
Cumulative Total Return                          6.41%        73.75%      215.17%       224.00%

Average Annual Total Return                      6.41%        11.68%       12.17%        12.03%

Value of $10,000 Investment                    $10,641       $17,375      $31,517       $32,400

                                 12/31/94     12/31/95      12/31/96     12/31/97      12/31/98
-----------------------------------------------------------------------------------------------
One-Year Total Return             - 2.96%       22.48%        18.93%       15.52%         6.41%


          Past performance cannot predict or guarantee future results.

                                                                            TA-5

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Financial Highlights

                                                                                           CLASS 1
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                               1998           1997           1996           1995           1994
                                                             --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year....................         $22.35         $21.08         $18.72         $15.69         $16.55
                                                             --------------------------------------------------------------------
Income from investment operations:
 Net investment income................................            .69            .67            .63            .57            .44
 Net realized and unrealized gains (losses)...........            .75           2.44           2.76           2.87           (.92)
                                                             --------------------------------------------------------------------
Total from investment operations......................           1.44           3.11           3.39           3.44           (.48)
                                                             --------------------------------------------------------------------
Less distributions from:
 Net investment income................................           (.66)          (.63)          (.58)          (.41)          (.31)
 Net realized gains...................................           (.67)         (1.21)          (.45)            --           (.07)
                                                             --------------------------------------------------------------------
Total distributions...................................          (1.33)         (1.84)         (1.03)          (.41)          (.38)
                                                             --------------------------------------------------------------------
Net asset value, end of year..........................         $22.46         $22.35         $21.08         $18.72         $15.69
                                                             --------------------------------------------------------------------
                                                             --------------------------------------------------------------------
Total Return*.........................................          6.41%         15.52%         18.93%         22.48%        (2.96)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).......................       $692,163       $735,568       $556,027       $406,123       $288,172
Ratios to average net assets:
 Expenses.............................................           .78%           .74%           .64%           .66%           .75%
 Net investment income................................          2.88%          3.32%          3.56%          3.73%          4.02%
Portfolio turnover rate...............................         43.18%         45.27%         57.50%         43.02%         51.36%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.
TA-6

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Financial Highlights (continued)

                                                                        CLASS 2
                                                                -----------------------
                                                                YEAR ENDED DECEMBER 31,
                                                                -----------------------
                                                                 1998            1997+
                                                                -----------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................    $22.32          $20.40
                                                                -----------------------
Income from investment operations:
 Net investment income......................................       .63             .16
 Net realized and unrealized gains..........................       .74            1.76
                                                                -----------------------
Total from investment operations............................      1.37            1.92
                                                                -----------------------
Less distributions from:
 Net investment income......................................      (.64)             --
 Net realized gains.........................................      (.67)             --
                                                                -----------------------
Total distributions.........................................     (1.31)             --
                                                                -----------------------
Net asset value, end of year................................    $22.38          $22.32
                                                                -----------------------
                                                                -----------------------
Total Return*...............................................      6.10%           9.41%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $15,763         $9,665
Ratios to average net assets:
 Expenses...................................................     1.03%           1.03%**
 Net investment income......................................     2.61%           1.97%**
Portfolio turnover rate.....................................    43.18%          45.27%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
+FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997.
                       See Notes to Financial Statements.
                                                                           TA-7

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                 COUNTRY            SHARES               VALUE
                                                                 ---------------------------------------------
COMMON STOCKS 82.9%
AEROSPACE & MILITARY TECHNOLOGY .5%
Rolls-Royce Plc. ...........................................  United Kingdom           770,000        $  3,183,512
                                                                                                      ------------
APPLIANCES & HOUSEHOLD DURABLES 1.0%
Sony Corp. .................................................      Japan                 92,400           6,741,596
                                                                                                      ------------
AUTOMOBILES 5.1%
Autoliv Inc. ...............................................      Sweden               246,900           9,181,594
Autoliv Inc., SDR...........................................      Sweden               129,000           4,631,128
Fiat SpA....................................................      Italy              2,361,700           8,201,074
Ford Motor Co. .............................................  United States             84,000           4,929,750
General Motors Corp. .......................................  United States             40,000           2,862,500
Volvo AB, B.................................................      Sweden               260,000           5,966,098
                                                                                                      ------------
                                                                                                        35,772,144
                                                                                                      ------------
BANKING 8.5%
*Bangkok Bank Public Co. Ltd., fgn. ........................     Thailand            3,634,600           7,502,271
Bankinter SA................................................      Spain                237,750           8,775,381
Banque Nationale de Paris...................................      France               148,200          12,208,951
Canadian Imperial Bank of Commerce..........................      Canada               140,000           3,463,542
Credit Suisse Group.........................................   Switzerland              15,250           2,387,150
Den Norske Bank.............................................      Norway             2,178,900           7,521,337
Foreningssparbanken AB, A...................................      Sweden               113,800           2,948,259
Merita AS...................................................     Finland             2,453,000          15,599,518
                                                                                                      ------------
                                                                                                        60,406,409
                                                                                                      ------------
BROADCASTING & PUBLISHING .2%
South China Morning Post Ltd. ..............................    Hong Kong            2,821,000           1,447,414
                                                                                                      ------------
BUSINESS & PUBLIC SERVICES .6%
Laidlaw Inc. ...............................................      Canada                65,600             660,100
Waste Management Inc. ......................................  United States             72,500           3,380,313
                                                                                                      ------------
                                                                                                         4,040,413
                                                                                                      ------------
CHEMICALS 2.4%
Akzo Nobel NV...............................................   Netherlands              98,800           4,501,199
DSM NV, Br. ................................................   Netherlands              25,000           2,377,844
Rhone-Poulenc SA, A.........................................      France               201,800          10,389,474
                                                                                                      ------------
                                                                                                        17,268,517
                                                                                                      ------------
DATA PROCESSING & REPRODUCTION 2.8%
*3Com Corp. ................................................  United States            320,800          14,375,850
*Newbridge Networks Corp. ..................................      Canada               180,000           5,467,500
                                                                                                      ------------
                                                                                                        19,843,350
                                                                                                      ------------
ELECTRICAL & ELECTRONICS 6.5%
Alcatel SA..................................................      France                92,119          11,279,474
Alcatel SA, ADR.............................................      France               185,739           4,538,985
*Applied Materials Inc. ....................................  United States            261,000          11,141,437
Motorola Inc. ..............................................  United States             94,000           5,739,875
Philips Electronics NV......................................   Netherlands             199,100          13,367,400
                                                                                                      ------------
                                                                                                        46,067,171
                                                                                                      ------------
ELECTRONIC COMPONENTS & INSTRUMENTS 1.2%
Intel Corp. ................................................  United States             72,000           8,536,500
                                                                                                      ------------
ENERGY SOURCES 3.1%
Devon Energy Corp. .........................................  United States            141,148           4,331,479
*Ranger Oil Ltd. ...........................................      Canada             1,153,490           5,118,612
YPF Sociedad Anonima, ADR...................................    Argentina              451,400          12,610,988
                                                                                                      ------------
                                                                                                        22,061,079
                                                                                                      ------------

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                 COUNTRY            SHARES               VALUE
                                                                 ---------------------------------------------
COMMON STOCKS (CONT.)
FINANCIAL SERVICES 4.2%
AXA-UAP.....................................................      France               112,700        $ 16,341,520
ING Groep NV................................................   Netherlands             222,100          13,550,621
                                                                                                      ------------
                                                                                                        29,892,141
                                                                                                      ------------
FOREST PRODUCTS & PAPER 1.2%
Assidomaen AB...............................................      Sweden                90,000           1,421,205
Carter Holt Harvey Ltd. ....................................   New Zealand             293,020             263,140
International Paper Co. ....................................  United States             50,000           2,240,625
Stora Enso OY, R............................................     Finland               225,000           2,266,264
Stora Kopparbergs Bergslags AB, B...........................      Sweden               225,000           2,498,211
                                                                                                      ------------
                                                                                                         8,689,445
                                                                                                      ------------
HEALTH & PERSONAL CARE 3.5%
Aetna Inc. .................................................  United States             16,700           1,313,037
Medeva Plc. ................................................  United Kingdom         4,572,675           8,064,280
Ono Pharmaceutical Co Ltd. .................................      Japan                247,000           7,576,418
Teva Pharmaceutical Industries Ltd., ADR....................      Israel               197,200           8,023,575
                                                                                                      ------------
                                                                                                        24,977,310
                                                                                                      ------------
INDUSTRIAL COMPONENTS 2.2%
BTR Plc. ...................................................  United Kingdom         3,540,550           7,245,448
Goodyear Tire & Rubber Co. .................................  United States             60,000           3,026,250
Granges AB..................................................      Sweden               183,200           2,644,329
Madeco Manufacturera de Cobre SA, ADR.......................      Chile                162,500           1,360,937
SKF AB, B...................................................      Sweden               117,500           1,369,852
                                                                                                      ------------
                                                                                                        15,646,816
                                                                                                      ------------
INSURANCE 5.1%
Allstate Corp. .............................................  United States             80,000           3,090,000
Exel Ltd. ..................................................     Bermuda               138,800          10,410,000
Reinsurance Australia Corp. Ltd. ...........................    Australia            2,860,000           4,387,208
Torchmark Corp. ............................................  United States             90,000           3,178,125
Zurich Allied AG............................................   Switzerland              20,400          15,105,060
                                                                                                      ------------
                                                                                                        36,170,393
                                                                                                      ------------
MACHINERY & ENGINEERING .6%
*Gradall Industries Inc. ...................................  United States            314,000           4,513,750
                                                                                                      ------------
MERCHANDISING .7%
Dairy Farm International Holdings Ltd. .....................    Hong Kong            1,000,000           1,150,000
David Jones Ltd. ...........................................    Australia            1,473,400           1,626,678
Sears Roebuck & Co. ........................................  United States             42,000           1,785,000
                                                                                                      ------------
                                                                                                         4,561,678
                                                                                                      ------------
METALS & MINING 2.2%
British Steel Plc., ADR.....................................  United Kingdom           589,300           8,618,512
Minorco SA, ADR.............................................    Luxembourg             352,950           5,360,428
Reynolds Metals Co. ........................................  United States             22,000           1,159,125
                                                                                                      ------------
                                                                                                        15,138,065
                                                                                                      ------------
MISC MATERIALS & COMMODITIES 1.0%
Agrium Inc. ................................................      Canada               517,000           4,491,437
Unitor ASA..................................................      Norway               286,000           2,777,792
                                                                                                      ------------
                                                                                                         7,269,229
                                                                                                      ------------

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                 COUNTRY            SHARES               VALUE
                                                                 ---------------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY 3.1%
Alfa SA de CV, A............................................      Mexico             1,150,000        $  3,238,372
Cheung Kong Holdings Ltd. ..................................    Hong Kong              600,000           4,317,661
Hicom Holdings Bhd..........................................     Malaysia            2,264,600             751,655
Hutchison Whampoa Ltd. .....................................    Hong Kong              444,000           3,137,759
Jardine Matheson Holdings Ltd. .............................    Hong Kong              220,800             569,664
Jardine Strategic Holdings Ltd. ............................    Hong Kong              168,750             244,687
Swire Pacific Ltd., A.......................................    Hong Kong            2,200,000           9,853,819
                                                                                                      ------------
                                                                                                        22,113,617
                                                                                                      ------------
REAL ESTATE .1%
New World Development Co. Ltd. .............................    Hong Kong              303,543             764,024
                                                                                                      ------------
TELECOMMUNICATIONS 16.5%
AT&T Corp. .................................................  United States            121,000           9,105,250
*Cable & Wireless Optus Ltd. ...............................    Australia            2,768,640           5,824,640
Compania Anonima Nacional Telefonos de Venezuela, ADR.......    Venezuela              314,500           5,602,031
*Embratel Participacoes SA..................................      Brazil            22,228,000             193,167
Hong Kong Telecommunications Ltd. ..........................    Hong Kong            6,600,000          11,543,451
Lucent Technologies Inc. ...................................  United States            204,428          22,487,080
Northern Telecom, Ltd. .....................................      Canada                90,000           4,511,250
PT Indosat, ADR.............................................    Indonesia              159,400           1,942,687
*Swisscom AG................................................   Switzerland              21,630           9,055,151
*Tele Celular Sul Participacoes SA..........................      Brazil             1,560,999               1,447
*Tele Leste Celular Participacoes SA........................      Brazil            22,228,000               8,830
*Tele Sudeste Celular Participacoes SA......................      Brazil            22,228,000              62,549
Telecom Italia SpA..........................................      Italy                477,000           4,069,830
Telecom Italia SpA, di Risp.................................      Italy              1,200,000           7,541,563
Telecomunicacoes Brasileiras SA (Telebras)..................      Brazil            22,228,000               1,840
*Telecomunicacoes Brasileiras SA (Telebras), ADR............      Brazil                45,600           3,314,550
Telefonica de Argentina SA, B, ADR..........................    Argentina              315,000           8,800,313
Telefonica Del Peru SA, B, ADR..............................       Peru                131,800           1,672,213
Telefonica SA...............................................      Spain                260,000          11,578,345
*Telefonica SA, rts. .......................................      Spain                260,000             231,200
Telefonos de Mexico SA (Telmex), L, ADR.....................      Mexico               180,900           8,807,569
*Telesp Celular Participacoes SA............................      Brazil            22,228,000              95,664
*Telesp Participacoes SA....................................      Brazil            22,228,000             285,151
                                                                                                      ------------
                                                                                                       116,735,771
                                                                                                      ------------
TEXTILES & APPAREL .5%
*Fruit of the Loom Inc., A..................................  United States            160,000           2,210,000
Nike Inc., B................................................  United States             40,000           1,622,500
                                                                                                      ------------
                                                                                                         3,832,500
                                                                                                      ------------
TRANSPORTATION 5.3%
Air New Zealand Ltd., B.....................................   New Zealand           2,564,000           4,036,217
*Fritz Companies Inc. ......................................  United States            350,000           3,784,375
Great Eastern Shipping Co. Ltd. ............................      India              7,453,970           4,043,039
Hitachi Zosen Corp. ........................................      Japan                210,000             290,426
Koninklijke Nedlloyd Groep NV...............................   Netherlands              50,000             679,384
Kvaerner ASA, B.............................................      Norway               215,000           3,527,366
Mayne Nickless Ltd., A......................................    Australia            1,730,400           6,421,114
Peninsular & Oriental Steam Navigation Co. .................  United Kingdom           580,000           6,851,343
Qantas Airways Ltd., 144A, ADR..............................    Australia              376,000           7,661,000
                                                                                                      ------------
                                                                                                        37,294,264
                                                                                                      ------------

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                 COUNTRY            SHARES               VALUE
                                                                 ---------------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS 4.8%
BG Plc. ....................................................  United Kingdom           779,629        $  4,925,782
*Centrica Plc. .............................................  United Kingdom         3,200,000           6,428,750
Endesa SA, ADR..............................................      Spain                 88,000           2,376,000
Endesa SA, Br. .............................................      Spain                122,000           3,237,363
Gener SA, ADR...............................................      Chile                287,050           4,592,800
Hong Kong Electric Holdings Ltd. ...........................    Hong Kong            2,001,500           6,071,219
Iberdrola SA, Br. ..........................................      Spain                 85,000           1,592,675
Korea Electric Power Corp. .................................   South Korea             196,000           4,857,215
                                                                                                      ------------
                                                                                                        34,081,804
                                                                                                      ------------
TOTAL COMMON STOCKS (COST $496,157,881).....................                                           587,048,912
                                                                                                      ------------
PREFERRED STOCKS 4.2%
Banco Bradesco SA, pfd. ....................................      Brazil           767,000,000           4,253,176
*Banco Bradesco SA, rts., pfd. .............................      Brazil            31,791,491              18,103
Cia Vale do Rio Doce, A, ADR, pfd. .........................      Brazil               278,500           3,572,729
*Embratel Participacoes SA, pfd. ...........................      Brazil            23,981,336             327,492
Moebel Walther AG, pfd. ....................................     Germany               119,092           4,039,804
National Australia Cap Sec Plc., cvt., pfd. ................    Australia              159,874           4,456,488
News Corp. Ltd., pfd. ......................................    Australia              850,000           5,176,982
Petroleo Brasileiro SA, pfd. ...............................      Brazil            36,000,000           4,081,937
SBC Communications Inc., cvt., pfd. ........................      Mexico                50,000           2,225,000
*Tele Leste Celular Participacoes SA, pfd. .................      Brazil            40,981,336              23,743
*Tele Sudeste Celular Participacoes SA, pfd. ...............      Brazil            40,981,336             172,981
Telecomunicacoes Brasileiras SA (Telebras), pfd. ...........      Brazil            40,981,336               4,749
*Telesp Celular Participacoes SA, pfd. .....................      Brazil            40,981,336             301,870
*Telesp Participacoes SA, pfd. .............................      Brazil            40,981,336             932,743
                                                                                                      ------------
TOTAL PREFERRED STOCKS (COST $36,843,679)...................                                            29,587,797
                                                                                                      ------------
                                                                                  PRINCIPAL
                                                                                   AMOUNT**
                                                                                   --------
BONDS 9.1%
Buoni Poliennali del Tesoro:
  10.50%, 7/15/00...........................................      Italy          2,615,000,000ITL        1,741,280
  7.75%, 11/01/06...........................................      Italy          2,440,000,000ITL        1,845,232
Essar Steel Ltd., FRN, 8.40%, 7/20/99, Reg S................      India                445,000             322,625
Federal Republic of Germany, Series 118, 5.25%, 2/21/01.....     Germany             1,390,000DEM          870,586
Government of Australia, 6.75%, 11/15/06....................    Australia            5,105,000AUD        3,497,435
Government of Canada:
  7.25%, 6/01/03............................................      Canada             1,330,000CAD          949,210
  7.50%, 12/01/03...........................................      Canada             1,330,000CAD          966,978
  10.25%, 2/01/04...........................................      Canada             1,330,000CAD        1,074,763
  9.00%, 12/01/04...........................................      Canada             1,330,000CAD        1,049,124
  8.75%, 12/01/05...........................................      Canada             1,330,000CAD        1,061,238
  7.00%, 12/01/06...........................................      Canada               860,000CAD          637,010
  10.25%, 3/15/14...........................................      Canada             1,330,000CAD        1,338,616
  8.00%, 6/01/23............................................      Canada             1,330,000CAD        1,196,004
  9.00%, 6/01/25............................................      Canada               475,000CAD          473,936
Government of New Zealand, 6.50%, 2/15/00...................   New Zealand           6,180,000NZD        3,315,129
Hypothekenbank In Essen AG, Series 502, 5.25%, 1/22/08......     Germany             9,455,000DEM        6,078,539
Kingdom of Belgium, 6.25%, 3/28/07..........................     Belgium            89,805,000BEF        3,031,078
Kingdom of Denmark:
  9.00%, 11/15/00...........................................     Denmark                70,000DKK           12,002
  8.00%, 5/15/03............................................     Denmark            18,210,000DKK        3,322,692
Kingdom of Sweden, 10.25%, 5/05/03..........................      Sweden            20,000,000SEK        3,108,667
Republic of Argentina, 10.95%, 11/01/99.....................    Argentina            1,025,000           1,045,500
Republic of Panama, 8.875%, 9/30/27.........................      Panama               960,000             907,200
Republic of Peru, FRN, 4.00%, 3/07/17.......................       Peru              1,560,000             986,700
Republic of Turkey, 9.875%, 2/23/05.........................      Turkey             1,130,000             995,046
Republic of Venezuela, 144A, 9.125%, 6/18/07................    Venezuela            1,540,000           1,081,850

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                  PRINCIPAL
                                                               COUNTRY             AMOUNT**              VALUE
                                                               -------            --------               -----
BONDS (CONT.)
Treuhandanstalt, 7.50%, 9/09/04.............................     Germany             1,000,000DEM     $    719,380
United Kingdom, 6.50%, 12/07/03.............................  United Kingdom         2,795,000GBP        5,093,080
United Mexican States:
  9.75%, 2/06/01............................................      Mexico             2,895,000           2,970,993
  6.25%, 12/31/19...........................................      Mexico             5,050,000           3,942,156
U.S. Treasury Bond, 5.25%, 11/15/28.........................  United States          5,000,000           5,126,565
U.S. Treasury Note, 4.625%, 11/30/00........................  United States          5,890,000           5,895,525
                                                                                                      ------------
TOTAL BONDS (COST $63,725,935)..............................                                            64,656,139
                                                                                                      ------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST
  $596,727,495).............................................                                           681,292,848
                                                                                                      ------------
(a)REPURCHASE AGREEMENT (COST $23,311,000) 3.3%
Morgan Stanley Inc., 4.65%, 1/04/99 (Maturity Value
  $23,323,044) Collateralized by U.S. Treasury Notes &
  Bonds.....................................................  United States         23,311,000          23,311,000
                                                                                                      ------------
TOTAL INVESTMENTS (COST $620,038,495) 99.5%.................                                           704,603,848
NET EQUITY IN FORWARD CONTRACTS.............................                                                (6,062)
OTHER ASSETS, LESS LIABILITIES .5%..........................                                             3,327,597
                                                                                                      ------------
TOTAL NET ASSETS 100.0%.....................................                                          $707,925,383

CURRENCY ABBREVIATIONS:

AUD  -- Australian Dollar
BEF  -- Belgian Franc
CAD  -- Canadian Dollar
DEM  -- Deutsche Mark
DKK  -- Danish Krone
GBP  -- British Pound
ITL  -- Italian Lira
NZD  -- New Zealand Dollar
SEK  -- Swedish Krona


*NON INCOME PRODUCING.
**SECURITIES TRADED IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
(a)AT DECEMBER 31, 1998, ALL REPURCHASE AGREEMENTS HELD BY THE FUND HAD BEEN ENTERED INTO ON THAT DATE.

                       See Notes to Financial Statements.
TA-12

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in securities, at value (cost $596,727,495)....  $681,292,848
 Repurchase agreement, at value and cost....................    23,311,000
 Cash.......................................................       404,257
 Receivables:
  Investment securities sold................................     1,634,628
  Dividends and interest....................................     4,288,909
 Unrealized gain on forward exchange contracts (Note 6).....        13,093
                                                              ------------
     Total assets...........................................   710,944,735
                                                              ------------
Liabilities:
 Payables:
  Investment securities purchased...........................       648,495
  Fund shares redeemed......................................     1,666,453
  To affiliates.............................................       419,752
 Unrealized loss on forward exchange contracts (Note 6).....        19,155
 Accrued expenses...........................................       265,497
                                                              ------------
     Total liabilities......................................     3,019,352
                                                              ------------
Net assets, at value........................................  $707,925,383
                                                              ============
Net assets consist of:
 Undistributed net investment income........................  $ 21,118,700
 Net unrealized appreciation................................    84,587,550
 Accumulated net realized gain..............................    77,721,110
 Beneficial shares..........................................   524,498,023
                                                              ------------
Net assets, at value........................................  $707,925,383
                                                              ============
CLASS 1:
 Net asset value per share ($692,162,661 / 30,821,329 shares
   outstanding).............................................        $22.46
                                                              ============
CLASS 2:
 Net asset value per share ($15,762,722 / 704,340 shares
  outstanding)..............................................        $22.38
                                                              ============

                       See Notes to Financial Statements.
                                                                          TA-13

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Investment Income:
 (net of foreign taxes of $1,825,334)
 Dividends..................................................  $ 16,501,479
 Interest...................................................    10,800,065
                                                              ------------
      Total investment income...............................                 $ 27,301,544
Expenses:
 Management fees (Note 3)...................................     4,500,289
 Administrative fees (Note 3)...............................       715,727
 Distribution fees - Class 2 (Note 3).......................        32,593
 Custodian fees.............................................       330,000
 Reports to shareholders....................................       201,000
 Professional fees..........................................        36,900
 Trustees' fees and expenses................................        19,000
 Other......................................................        10,552
                                                              ------------
      Total expenses........................................                    5,846,061
                                                                             ------------
            Net investment income...........................                   21,455,483
                                                                             ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................    82,526,902
  Foreign currency transactions.............................    (3,778,566)
                                                              ------------
      Net realized gain.....................................                   78,748,336
 Net unrealized depreciation on:
  Investments...............................................   (55,891,009)
  Translation of assets and liabilities denominated in
    foreign currencies......................................      (649,958)
                                                              ------------
      Net unrealized depreciation...........................                  (56,540,967)
                                                                             ------------
Net realized and unrealized gain............................                   22,207,369
                                                                             ------------
Net increase in net assets resulting from operations........                 $ 43,662,852
                                                                             ------------
                                                                             ------------

                       See Notes to Financial Statements.
TA-14

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998              1997
                                                              ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................  $ 21,455,483      $ 22,545,488
  Net realized gain from investments and foreign currency
   transactions.............................................    78,748,336        20,904,466
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................   (56,540,967)       45,084,450
                                                              ------------------------------
     Net increase in net assets resulting from operations...    43,662,852        88,534,404
 Distributions to shareholders from:
  Net investment income:
   Class 1..................................................   (21,506,765)      (17,068,780)
   Class 2..................................................      (313,012)               --
  Net realized gains:
   Class 1..................................................   (21,669,695)      (32,390,362)
   Class 2..................................................      (324,175)               --
 Fund share transactions (Note 2):
   Class 1..................................................   (43,165,375)      140,290,555
   Class 2..................................................     6,008,335         9,840,237
                                                              ------------------------------
     Net increase (decrease) in net assets..................   (37,307,835)      189,206,054
Net assets:
 Beginning of year..........................................   745,233,218       556,027,164
                                                              ------------------------------
 End of year................................................  $707,925,383      $745,233,218
                                                              ------------------------------
                                                              ------------------------------
Undistributed net investment income included in net assets:
 End of year................................................  $ 21,118,700      $ 21,482,994
                                                              ------------------------------
                                                              ------------------------------

                       See Notes to Financial Statements.
                                                                          TA-15

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Asset Allocation Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and money market instruments. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. INDEXED SECURITIES:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called indexed securities

TA-16

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. INDEXED SECURITIES (CONT.)
or structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

f. FOREIGN EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                 YEAR-ENDED-DECEMBER-31,
                                                              --------------------------------------------------------------
                                                                         1998                                1997
                                                              --------------------------------------------------------------
                                                                SHARES         AMOUNT               SHARES         AMOUNT
                                                              --------------------------------------------------------------
CLASS 1 SHARES:
Shares sold.................................................   1,101,798    $  24,979,341          5,703,031    $125,783,146
Shares issued on reinvestment of distributions..............   1,918,954       43,176,460          2,407,943      49,459,142
Shares redeemed.............................................  (5,108,135)    (111,321,176)        (1,580,128)    (34,951,733)
                                                              --------------------------------------------------------------
Net increase (decrease).....................................  (2,087,383)   $ (43,165,375)         6,530,846    $140,290,555
                                                              --------------------------------------------------------------
                                                              --------------------------------------------------------------

                                                                                 YEAR-ENDED-DECEMBER-31,
                                                              --------------------------------------------------------------
                                                                         1998                               1997*
                                                              --------------------------------------------------------------
                                                                SHARES         AMOUNT               SHARES         AMOUNT
                                                              --------------------------------------------------------------
CLASS 2 SHARES:
Shares sold.................................................     359,493    $   7,948,841            453,139    $ 10,300,271
Shares issued on reinvestment of distributions..............      28,357          637,187                 --              --
Shares redeemed.............................................    (116,620)      (2,577,693)           (20,029)       (460,034)
                                                              --------------------------------------------------------------
Net increase................................................     271,230    $   6,008,335            433,110    $  9,840,237
                                                              --------------------------------------------------------------
                                                              --------------------------------------------------------------
*Effective date of Class 2 shares was May 1, 1997.

                                                                          TA-17

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.65%         First $200 million
0.585%        Over $200 million, up to and including $1.3 billion
0.52%         Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

Legal fees of $14,237 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At December 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $620,041,046 was as follows:

Unrealized appreciation.....................................  $172,790,405
Unrealized depreciation.....................................   (88,227,603)
                                                              ------------
Net unrealized appreciation.................................  $ 84,562,802
                                                              ------------
                                                              ------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 aggregated $313,373,692 and $384,649,580, respectively.

6. OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

TA-18

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Notes to Financial Statements (continued)

6. OFF-BALANCE SHEET RISK (CONT.)
A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of December 31, 1998, the Fund had the following forward exchange contracts outstanding:

                                                                                    IN        SETTLEMENT         UNREALIZED
                                                                               EXCHANGE FOR      DATE            GAIN/(LOSS
CONTRACTS TO SELL:                                                             --------------------------------------------
------------------
1,100,000  British Pound...............................................  U.S.   $1,841,400     1/29/99     U.S.   $ 13,093
                                                                                ----------                        --------
                                                                                ----------
      Unrealized gain on forward exchange contracts....................                                             13,093
                                                                                                                  --------
CONTRACTS TO SELL:
------------------
1,855,000  British Pound...............................................  U.S.   $3,064,460     1/25/99             (19,155)
                                                                                ----------                        --------
                                                                                ----------
      Unrealized loss on forward exchange contracts....................                                            (19,155)
                                                                                                                  --------
        Net unrealized loss on forward exchange contracts..............                                    U.S.   $ (6,062)
                                                                                                                  --------
                                                                                                                  --------

                                                                          TA-19

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Variable Products Series Fund

We have audited the accompanying statement of assets and liabilities, including the Statement of Investments, of the Templeton Asset Allocation Fund, series of Templeton Variable Products Series Fund (the Trust) as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Templeton Asset Allocation Fund, series of Templeton Variable Products Series Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                      McGladrey & Pullen, LLP

New York, New York
January 28, 1999

TA-20

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Templeton Asset Allocation Fund hereby designates $77,305,831 as a capital gain dividend for the fiscal year ended December 31, 1998.

Under Section 854(b)(2) of the Internal Revenue Code, the Templeton Asset Allocation Fund hereby designates 4.41% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1998.

                                                                          TA-21

PAGE

                      This page intentionally left blank.

PAGE


                                                             TEMPLETON BOND FUND



Investment Goal: Templeton Bond Fund seeks high current income. The Fund seeks to achieve its objective through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world.


For global bond investors, the year under review was marked by falling raw materials and commodities prices, rising bond prices in the world's major developed markets, and periodic but persistent crises in developing-market countries. The U.S. economy continued to expand for the sixth consecutive year, and unemployment fell to levels not seen since the early 1970s. Inflation remained tame, and the 10-year U.S. Treasury bond yield declined from 5.75% on December 31, 1997 to 4.65% at the end of the fiscal year.(1)

During the reporting period, European economies began to emerge from a sluggish growth environment. Those of Finland, Spain, and the Netherlands grew relatively rapidly, as low, long-term interest rates finally began to stimulate economic activity. By the end of the fiscal year, accelerating growth had spread to Germany, France, and Italy. Many continental European markets also benefited from a convergence in interest rates in countries seeking European Monetary Union membership.

Japan, where banks generally were hamstrung by non-performing loans, presented a different picture. The Japanese government struggled to restructure the economy, but failed, in our view, and Japan remained in a recession throughout the fiscal year. Reduced demand for products from other Asian markets and the yen's persistent weakness put substantial pressure on the economies of the region's developing-market countries.

During the second half of the reporting period, Russia experienced an economic meltdown due largely to its precarious debt financing. To establish at least a semblance of stability, the Russian government devalued the ruble and declared a moratorium on debt service. In addition to having a negative impact on debt instruments of other emerging-market countries, including those of Latin America, Russia's problems also apparently affected developed economies that were dependent on commodity exports or trade with emerging economies. For example, Canada, Australia


GEOGRAPHIC DISTRIBUTION
Templeton Bond Fund
Based on Total Net Assets
12/31/98


[This chart shows in pie format the geographic distribution of Templeton Bond Fund's portfolio holdings on December 31, 1998, based on total net assets.]

[Pie Chart Appears Here]


North America                                43.4%
Europe                                       34.7%
Australia/New Zealand                         7.7%
Latin America                                 7.7%
Asia                                          0.4%
Short-Term Investments &
 Other Net Assets                             6.1%



(1). Source: Bloomberg.

                                                                            TB-1

PAGE


PORTFOLIO BREAKDOWN
Templeton Bond Fund
12/31/98

[The following table shows the portfolio breakdown of Templeton Bond Fund's as of December 31, 1998, based on total net assets.]



                                             % OF TOTAL
                                             NET ASSETS
-------------------------------------------------------
Government Bonds                                  83.5%
Corporate Bonds                                   10.4%
Short-Term Investments
& Other Net Assets                                 6.1%


For a complete list of portfolio holdings, please see the Fund's Statement of Investments.


and New Zealand experienced rising interest rates and moderate currency declines relative to the U.S. dollar.

During the 12 months under review, we attempted to maximize the Fund's return by allocating about 80-90% of total net assets to intermediate- and long-term bonds in developed markets, and about 10-20% to what we believed to be the highest quality and most liquid bonds available in developing markets. We increased our North American allocation from 36.1% of total net assets to 43.4% and increased our European exposure from 33.7% to 34.7%. Specifically, we augmented the Fund's holdings in Germany, Belgium, and the United Kingdom, while decreasing our positions in Italy and Sweden. This combination appeared to offer the possibility of higher long-term returns with modestly higher short-term volatility. However, our allocation to emerging-market bonds did hamper the Fund's performance as these bonds generally underperformed higher-quality bonds from developed markets.

In 1998, we reduced our use of foreign currency hedging because we felt the U.S. dollar would fall in value against other currencies. Our hedging activities were undertaken in an effort to minimize the loss of value which could arise from the decline in the Fund's holdings of non-U.S. dollar denominated bonds. At the end of the period, the Fund's net U.S. dollar exposure was 50.3%, down from 72.2% on December 31, 1997.

Looking forward, we believe global economic growth may decline modestly and global inflation may be quite benign in the near future. This would be an excellent environment for high-quality bonds and contributes to our positive intermediate-term outlook for the Fund. However, significant risks still exist for global bond investors. If economic instability occurs in Latin America, U.S. exports and economic growth could be depressed, which, in turn, may adversely affect European economic performance.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

TB-2

PAGE


It is important to remember that the Fund may invest in lower-rated "junk bonds," which have higher credit risks. Foreign securities investments involve special risks including changes in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested. Developing markets involve similar but heightened risks related to their smaller size and lesser liquidity. These risks are discussed in the prospectus.

We thank you for investing in the Templeton Bond Fund and welcome your comments or suggestions.

Sincerely,

/s/THOMAS J. DICKSON

Thomas J. Dickson
Portfolio Manager
Templeton Bond Fund



IMPORTANT NOTE:

Beginning January 1, 1999, the Fund will be managed by a team of Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc.

                                                                            TB-3

PAGE


TEMPLETON BOND FUND
CLASS 1

PERFORMANCE SUMMARY AS OF 12/31/98

TOTAL RETURN INDEX COMPARISON
$10,000 INVESTMENT (1/1/89 - 12/31/98)

The J.P. Morgan Global Government Bond Index includes only actively traded fixed-rated bonds with a remaining maturity of one year or longer. It is an aggregate of government securities issued in 13 countries and includes reinvested interest. The Consumer Price Index (CPI) is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Sources for indices are J.P. Morgan and Standard & Poor's Micropal.

                                  [LINE GRAPH]

Total Return Index Comparison
                  Templeton Bond Fund-Class I     JP Morgan           CPI
                                                    Global
                                               Government Bond
                                                    Index
                 ---------------------------------------------------------------
          1/1/89            $10,000                $10,000          $10,000
         1/31/89            $10,049                 $9,901          $10,051
         2/28/89            $10,020                 $9,885          $10,091
         3/31/89            $10,174                 $9,801          $10,149
         4/30/89            $10,234                 $9,962          $10,216
         5/31/89            $10,264                 $9,855          $10,274
         6/30/89            $10,364                $10,079          $10,299
         7/31/89            $10,485                $10,480          $10,324
         8/31/89            $10,505                $10,170          $10,341
         9/30/89            $10,535                $10,331          $10,373
        10/31/89            $10,635                $10,464          $10,424
        11/30/89            $10,725                $10,557          $10,448
        12/31/89            $10,765                $10,680          $10,464
         1/31/90            $10,671                $10,521          $10,572
         2/28/90            $10,682                $10,407          $10,622
         3/31/90            $10,692                $10,343          $10,680
         4/30/90            $10,588                $10,303          $10,697
         5/31/90            $10,849                $10,632          $10,722
         6/30/90            $10,995                $10,825          $10,780
         7/31/90            $11,110                $11,143          $10,821
         8/31/90            $10,985                $11,056          $10,920
         9/30/90            $11,047                $11,159          $11,012
        10/31/90            $11,183                $11,600          $11,078
        11/30/90            $11,350                $11,804          $11,102
        12/31/90            $11,446                $11,936          $11,102
         1/31/91            $11,623                $12,206          $11,169
         2/28/91            $11,679                $12,218          $11,186
         3/31/91            $11,745                $11,837          $11,202
         4/30/91            $11,834                $11,980          $11,218
         5/31/91            $11,911                $11,990          $11,251
         6/30/91            $11,845                $11,830          $11,285
         7/31/91            $11,978                $12,080          $11,302
         8/31/91            $12,299                $12,331          $11,334
         9/30/91            $12,576                $12,780          $11,385
        10/31/91            $12,753                $12,907          $11,401
        11/30/91            $12,909                $13,117          $11,434
        12/31/91            $13,262                $13,780          $11,443
         1/31/92            $12,949                $13,510          $11,459
         2/29/92            $12,973                $13,471          $11,501
         3/31/92            $12,852                $13,346          $11,559
         4/30/92            $12,900                $13,457          $11,575
         5/31/92            $13,202                $13,839          $11,592
         6/30/92            $13,516                $14,217          $11,633
         7/31/92            $13,914                $14,530          $11,659
         8/31/92            $14,035                $14,917          $11,691
         9/30/92            $13,986                $14,902          $11,724
        10/31/92            $13,878                $14,530          $11,766
        11/30/92            $13,793                $14,272          $11,782
        12/31/92            $13,996                $14,407          $11,775
         1/31/93            $14,278                $14,652          $11,833
         2/28/93            $14,650                $14,888          $11,874
         3/31/93            $14,663                $15,116          $11,916
         4/30/93            $14,727                $15,392          $11,949
         5/31/93            $14,740                $15,489          $11,965
         6/30/93            $14,971                $15,502          $11,982
         7/31/93            $15,202                $15,509          $11,982
         8/31/93            $15,446                $15,968          $12,015
         9/30/93            $15,382                $16,136          $12,040
        10/31/93            $15,536                $16,128          $12,090
        11/30/93            $15,318                $16,010          $12,098
        12/31/93            $15,600                $16,174          $12,098
         1/31/94            $15,909                $16,327          $12,132
         2/28/94            $15,408                $16,148          $12,174
         3/31/94            $14,894                $16,074          $12,215
         4/30/94            $14,825                $16,061          $12,232
         5/31/94            $14,743                $15,928          $12,239
         6/30/94            $14,661                $16,117          $12,281
         7/31/94            $14,743                $16,269          $12,313
         8/31/94            $14,771                $16,227          $12,364
         9/30/94            $14,771                $16,307          $12,397
        10/31/94            $14,948                $16,551          $12,406
        11/30/94            $14,853                $16,343          $12,422
        12/31/94            $14,839                $16,381          $12,422
         1/31/95            $14,921                $16,712          $12,471
         2/28/95            $15,201                $17,143          $12,521
         3/31/95            $15,459                $18,015          $12,562
         4/30/95            $15,761                $18,302          $12,604
         5/31/95            $16,163                $18,813          $12,629
         6/30/95            $16,220                $18,931          $12,654
         7/31/95            $16,278                $19,020          $12,653
         8/31/95            $16,163                $18,492          $12,688
         9/30/95            $16,421                $18,908          $12,711
        10/31/95            $16,694                $19,093          $12,753
        11/30/95            $16,794                $19,306          $12,744
        12/31/95            $17,053                $19,545          $12,736
         1/31/96            $16,952                $19,344          $12,811
         2/29/96            $16,867                $19,232          $12,852
         3/31/96            $16,915                $19,202          $12,918
         4/30/96            $17,011                $19,131          $12,968
         5/31/96            $17,091                $19,150          $12,993
         6/30/96            $17,300                $19,318          $13,001
         7/31/96            $17,364                $19,673          $13,026
         8/31/96            $17,589                $19,755          $13,051
         9/30/96            $17,813                $19,864          $13,092
        10/31/96            $18,182                $20,258          $13,134
        11/30/96            $18,632                $20,547          $13,159
        12/31/96            $18,664                $20,404          $13,159
         1/31/97            $18,439                $19,894          $13,200
         2/28/97            $18,388                $19,756          $13,240
         3/31/97            $18,301                $19,606          $13,273
         4/30/97            $18,422                $19,496          $13,289
         5/31/97            $18,526                $19,956          $13,281
         6/30/97            $18,734                $20,183          $13,296
         7/31/97            $18,838                $20,109          $13,312
         8/31/97            $18,786                $20,084          $13,338
         9/30/97            $19,132                $20,530          $13,371
        10/31/97            $18,993                $20,965          $13,404
        11/30/97            $19,011                $20,713          $13,396
        12/31/97            $19,132                $20,690          $13,380
         1/31/98            $19,339                $20,898          $13,404
         2/28/98            $19,512                $21,053          $13,431
         3/31/98            $19,596                $20,895          $13,458
         4/30/98            $19,652                $21,216          $13,482
         5/31/98            $19,633                $21,308          $13,507
         6/30/98            $19,633                $21,367          $13,523
         7/31/98            $19,689                $21,425          $13,539
         8/31/98            $18,929                $22,017          $13,555
         9/30/98            $19,800                $23,167          $13,572
        10/31/98            $20,244                $23,686          $13,604
        11/30/98            $20,411                $23,418          $13,604
        12/31/98            $20,504                $23,859          $13,596

[BEGIN CALL BOX]
EXPENSES: Performance reflects the Fund's Class 1 operating expenses, but does not include any Contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges. Past expense reductions by the Investment Manager increased returns.
[END CALL BOX]


PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


TEMPLETON BOND FUND - CLASS 1
PERIODS ENDED 12/31/98

                                                                                    SINCE
                                                                                  INCEPTION
                                             1-YEAR       5-YEAR      10-YEAR     (8/31/88)
-------------------------------------------------------------------------------------------
Cumulative Total Return                       7.17%       31.43%      105.04%       108.93%

Average Annual Total Return                   7.17%        5.62%        7.45%         7.38%

Value of $10,000 Investment                 $10,717      $13,143      $20,504       $20,893

[BEGIN CALL BOX]
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
[END CALL BOX]

        Past performance cannot predict or guarantee of future results.

TB-4

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Financial Highlights

                                                                                              CLASS 1
                                                                  ---------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                  ---------------------------------------------------------------
                                                                   1998          1997          1996          1995          1994
                                                                  ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................        $11.06        $11.63        $11.88        $10.86        $12.15
                                                                  ---------------------------------------------------------------
Income from investment operations:
 Net investment income.....................................           .79           .80           .85           .80           .71
 Net realized and unrealized gains (losses)................          (.03)         (.53)          .14           .76         (1.28)
                                                                  ---------------------------------------------------------------
Total from investment operations...........................           .76           .27           .99          1.56          (.57)
                                                                  ---------------------------------------------------------------
Less distributions from:
 Net investment income.....................................          (.75)         (.84)        (1.24)         (.54)         (.55)
 Net realized gains........................................            --            --            --            --          (.17)
                                                                  ---------------------------------------------------------------
Total distributions........................................          (.75)         (.84)        (1.24)         (.54)         (.72)
                                                                  ---------------------------------------------------------------
Net asset value, end of year...............................        $11.07        $11.06        $11.63        $11.88        $10.86
                                                                  ---------------------------------------------------------------
                                                                  ---------------------------------------------------------------
Total Return*..............................................         7.17%         2.51%         9.45%        14.92%       (4.88)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................       $30,207       $31,826       $34,046       $32,910       $29,343
Ratios to average net assets:
 Expenses..................................................          .73%          .68%          .68%          .78%          .90%
 Net investment income.....................................         6.83%         6.90%         7.35%         7.14%         6.80%
Portfolio turnover rate....................................        89.86%       154.23%       141.19%       188.11%       203.91%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.
                       See Notes to Financial Statements.
                                                                           TB-5

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL
                                                                   AMOUNT*              VALUE
LONG TERM SECURITIES 93.9%
ARGENTINA 1.2%
Republic of Argentina, 10.95%, 11/01/99.....................    $      350,000       $   357,000
                                                                                     -----------
AUSTRALIA 4.0%
Government of Australia, 6.75%, 11/15/06....................         1,785,000AUD      1,222,903
                                                                                     -----------
BELGIUM 3.8%
Kingdom of Belgium, 6.25%, 3/28/07..........................        33,820,000BEF      1,141,485
                                                                                     -----------
BRAZIL .3%
Government of Brazil, FRN, 6.188%, 4/15/09..................           170,000            94,031
                                                                                     -----------
CANADA 7.4%
Government of Canada:
  9.00%, 12/01/04...........................................         1,850,000CAD      1,459,308
  10.25%, 3/15/14...........................................           415,000CAD        417,688
  9.00%, 6/01/25............................................           345,000CAD        344,227
                                                                                     -----------
                                                                                       2,221,223
                                                                                     -----------
DENMARK 2.1%
Kingdom of Denmark:
  9.00%, 11/15/00...........................................           880,000DKK        150,877
  8.00%, 5/15/03............................................         2,570,000DKK        468,936
                                                                                     -----------
                                                                                         619,813
                                                                                     -----------
GERMANY 8.7%
Hypothekenbank In Essen AG, 5.25%, 1/22/08, Series 502......         1,830,000DEM      1,176,491
Treuhandanstalt, 7.50%, 9/09/04.............................         2,000,000DEM      1,438,761
                                                                                     -----------
                                                                                       2,615,252
                                                                                     -----------
INDIA .1%
Essar Steel Ltd., FRN, 8.40%, 7/20/99, Reg S................            50,000            36,250
                                                                                     -----------
ITALY 6.9%
Buoni Poliennali del Tesoro:
  10.50%, 7/15/00...........................................     1,185,000,000ITL        789,070
  7.75%, 11/01/06...........................................     1,700,000,000ITL      1,285,612
                                                                                     -----------
                                                                                       2,074,682
                                                                                     -----------
MEXICO 4.5%
United Mexican States:
  9.75%, 2/06/01............................................           530,000           543,913
  11.375%, 9/15/16..........................................           175,000           182,000
  6.25%, 12/31/19...........................................           800,000           624,500
                                                                                     -----------
                                                                                       1,350,413
                                                                                     -----------
NEW ZEALAND 3.7%
Government of New Zealand:
  6.50%, 2/15/00............................................         1,015,000NZD        544,475
  7.00%, 7/15/09............................................           990,000NZD        586,854
                                                                                     -----------
                                                                                       1,131,329
                                                                                     -----------
NORWAY 2.0%
Statkraft SF, 7.50% 11/10/99................................         1,000,000DEM        617,195
                                                                                     -----------
PANAMA .5%
Republic of Panama, 8.875%, 9/30/27.........................           170,000           160,650
                                                                                     -----------
PERU .5%
Republic of Peru, FRN, 4.00%, 3/07/17.......................           235,000           148,637
                                                                                     -----------
SWEDEN 3.0%
Sweden Kingdom, 10.25%, 5/05/03.............................         5,900,000SEK        917,057
                                                                                     -----------
TURKEY .3%
Republic of Turkey, 9.875%, 2/23/05.........................           100,000            88,057
                                                                                     -----------

TB-6

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                  PRINCIPAL
                                                                   AMOUNT*              VALUE
------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
UNITED KINGDOM 8.2%
United Kingdom:
  6.50%, 12/07/03...........................................           820,000GBP    $ 1,494,213
  7.50%, 12/07/06...........................................           500,000GBP        996,589
                                                                                     -----------
                                                                                       2,490,802
                                                                                     -----------
UNITED STATES 36.0%
Fannie Mae, 6.875%, 6/07/02.................................           475,000GBP        831,847
Ford Motor Credit Corp., 8.21%, 3/16/99.....................         1,300,000         1,307,194
U.S. Treasury Bond, 5.25%, 11/15/28.........................         4,395,000         4,506,251
U.S. Treasury Notes:
  4.625%, 11/30/00..........................................         2,550,000         2,552,392
  7.25%, 8/15/04............................................         1,072,000         1,206,000
  6.125%, 11/15/27..........................................           412,000           461,569
                                                                                     -----------
                                                                                      10,865,253
                                                                                     -----------
VENEZUELA .7%
Republic of Venezuela, 144A, 9.125%, 6/18/07................           300,000           210,750
                                                                                     -----------
TOTAL LONG TERM SECURITIES (COST $27,810,904)...............                          28,362,782
                                                                                     -----------
SHORT TERM INVESTMENTS 4.5%
Federal Farm Credit Banks, 5.04% to 5.09% with maturities to
  1/28/99...................................................           425,000           423,664
Federal Home Loan Bank, 5.05%, 1/22/99......................           270,000           269,293
Federal Home Loan Mortgage Corp., 5.04% to 5.147% with
  maturities to 2/24/99.....................................           611,000           607,539
U.S. Treasury Bills, 4.37%, 3/04/99.........................            60,000            59,573
                                                                                     -----------
TOTAL SHORT TERM INVESTMENTS (COST $1,359,364)..............                           1,360,069
                                                                                     -----------
TOTAL INVESTMENTS (COST $29,170,268) 98.4%..................                          29,722,851
NET EQUITY IN FORWARD CONTRACTS.............................                              (1,035)
OTHER ASSETS, LESS LIABILITIES 1.6%.........................                             485,071
                                                                                     -----------
TOTAL NET ASSETS 100.0%.....................................                         $30,206,887
                                                                                     -----------
                                                                                     -----------

CURRENCY ABBREVIATIONS:

AUD  -- Australian Dollar
BEF  -- Belgian Franc
CAD  -- Canadian Dollar
DEM  -- German Mark
DKK  -- Danish Krone
GBP  -- British Pound
ITL  -- Italian Lira
NZD  -- New Zealand Dollar
SEK  -- Swedish Krone

*SECURITIES TRADED IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
                       See Notes to Financial Statements.
                                                                           TB-7

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in securities, at value (cost $29,170,268).....  $29,722,851
 Cash.......................................................       29,771
 Receivables:
  Fund shares sold..........................................           39
  Interest..................................................      495,437
 Unrealized gain on forward exchange contracts (Note 6).....        2,321
                                                              -----------
     Total assets...........................................   30,250,419
                                                              -----------
Liabilities:
 Payables:
  Fund shares redeemed......................................        1,189
  To affiliates.............................................       15,307
 Unrealized loss on forward exchange contracts (Note 6).....        3,356
 Accrued expenses...........................................       23,680
                                                              -----------
     Total liabilities......................................       43,532
                                                              -----------
Net assets, at value........................................  $30,206,887
                                                              -----------
Net assets consist of:
 Undistributed net investment income........................  $ 1,116,147
 Net unrealized appreciation................................      557,346
 Accumulated net realized loss..............................   (2,227,746)
 Beneficial shares..........................................   30,761,140
                                                              -----------
Net assets, at value........................................  $30,206,887
                                                              -----------
CLASS 1:
 Net asset value per share ($30,206,887 / 2,728,741 shares
  outstanding)..............................................       $11.07
                                                              -----------

                       See Notes to Financial Statements.
TB-8

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Interest Income.............................................              $ 2,301,159
Expenses:
 Management fees (Note 3)...................................  $ 152,272
 Administrative fees (Note 3)...............................     29,088
 Custodian fees.............................................     10,000
 Reports to shareholders....................................     11,600
 Registration and filing fees...............................      1,900
 Professional fees..........................................     17,300
 Other......................................................        271
                                                              ---------
      Total expenses........................................                  222,431
                                                                          -----------
            Net investment income...........................                2,078,728
                                                                          -----------
Realized and unrealized losses:
 Net realized loss from:
  Investments...............................................   (534,364)
  Foreign currency transactions.............................   (470,084)
                                                              ---------
      Net realized loss.....................................               (1,004,448)
 Net unrealized appreciation on:
  Investments...............................................    993,306
  Translation of assets and liabilities denominated in
   foreign currencies.......................................     21,110
                                                              ---------
      Net unrealized appreciation...........................                1,014,416
                                                                          -----------
Net realized and unrealized gain............................                    9,968
                                                                          -----------
Net increase in net assets resulting from operations........              $ 2,088,696
                                                                          -----------
                                                                          -----------

                       See Notes to Financial Statements.
                                                                           TB-9

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                 1998             1997
                                                              ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................  $ 2,078,728      $ 2,268,900
  Net realized gain (loss) from investments and foreign
   currency transactions....................................   (1,004,448)          28,170
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................    1,014,416       (1,501,377)
                                                              ----------------------------
     Net increase in net assets resulting from operations...    2,088,696          795,693
 Distributions to shareholders from:
  Net investment income - Class 1...........................   (2,063,703)      (2,415,770)
 Fund share transactions - Class 1 (Note 2).................   (1,644,280)        (599,630)
                                                              ----------------------------
     Net decrease in net assets.............................   (1,619,287)      (2,219,707)
Net assets:
 Beginning of year..........................................   31,826,174       34,045,881
                                                              ----------------------------
 End of year................................................  $30,206,887      $31,826,174
                                                              ----------------------------
                                                              ----------------------------
Undistributed net investment income included in net assets:
 End of year................................................  $ 1,116,147      $ 2,029,360
                                                              ----------------------------
                                                              ----------------------------

                       See Notes to Financial Statements.
TB-10

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Bond Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high current income through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. INDEXED SECURITIES:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called indexed securities or

                                                                          TB-11

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. INDEXED SECURITIES (CONT.)
structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

f. FOREIGN EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's Class 1 shares were as follows:

                                                                              YEAR-ENDED-DECEMBER 31,
                                                              -------------------------------------------------------
                                                                       1998                            1997
                                                              -------------------------------------------------------
                                                               SHARES       AMOUNT             SHARES       AMOUNT
                                                              -------------------------------------------------------
CLASS 1 SHARES:
Shares sold.................................................   371,187    $ 3,983,652          419,880    $ 4,620,322
Shares issued on reinvestment of distributions..............   195,983      2,063,703          225,352      2,415,770
Shares redeemed.............................................  (716,054)    (7,691,635)        (695,358)    (7,635,722)
                                                              -------------------------------------------------------
Net decrease................................................  (148,884)   $(1,644,280)         (50,126)   $  (599,630)
                                                              -------------------------------------------------------
                                                              -------------------------------------------------------

As of December 31, 1998, there were no transactions in the Fund's Class 2 shares.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.50%         First $200 million
0.45%         Over $200 million, up to and including $1.3 billion
0.40%         Over $1.3 billion

TB-12

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

Legal fees of $544 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At December 31, 1998, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

2002........................................................  $  430,899
2003........................................................  $1,434,120
                                                              ----------
                                                              $1,865,019
                                                              ----------
                                                              ----------

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At December 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $1,154,978
Unrealized depreciation.....................................    (602,395)
                                                              ----------
Net unrealized appreciation.................................  $  552,583
                                                              ----------
                                                              ----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 aggregated $25,606,779 and $29,168,557, respectively.

6. OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

                                                                          TB-13

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Notes to Financial Statements (continued)

6. OFF-BALANCE SHEET RISK (CONT.)
As of December 31, 1998, the Fund had the following forward exchange contracts outstanding:

                                                                                  IN        SETTLEMENT         UNREALIZED
CONTRACTS TO SELL:                                                            EXCHANGE FOR      DATE           GAIN/(LOSS)
------------------                                                           ---------------------------------------------
195,000  British Pound...............................................  U.S.    $326,430      1/29/99     U.S.    $ 2,321
                                                                               --------                          -------
                                                                               --------
     Unrealized gain on forward exchange contracts...................                                              2,321
                                                                                                                 -------
CONTRACTS TO SELL:
------------------
325,000  British Pound...............................................  U.S.    $536,900      1/25/99              (3,356)
                                                                               --------                          -------
                                                                               --------
     Unrealized loss on forward exchange contracts...................                                             (3,356)
                                                                                                                 -------
        Net unrealized loss on forward exchange contracts............                                    U.S.    $(1,035)
                                                                                                                 -------
                                                                                                                 -------

TB-14

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Variable Products Series Fund

We have audited the accompanying statement of assets and liabilities, including the Statement of Investments, of the Templeton Bond Fund, series of Templeton Variable Products Series Fund (the Trust) as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Templeton Bond Fund, series of Templeton Variable Products Series Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                 /s/  McGladrey & Pullen, LLP

New York, New York
January 28, 1999

                                                                          TB-15

PAGE

                      This page intentionally left blank.

PAGE


                                               TEMPLETON DEVELOPING MARKETS FUND



Investment Goal: Templeton Developing Markets Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of issuers in countries having developing markets.


This annual report of Templeton Developing Markets Fund covers the 12 months ended December 31, 1998. During this period, Asia's financial turmoil, coupled with Russia's economic meltdown, contributed to major stock market declines in developing countries.

In early 1998, signs of economic stability surfaced in Asia, as the International Monetary Fund (IMF) introduced aid packages to many nations, allowing them to restructure their long-term debt. After receiving the promise of IMF aid, the Indonesian government started implementing the reforms required to ensure the aid's arrival. However, when food and fuel subsidies were removed, soaring prices sent many Indonesians protesting in the streets, and President Suharto was forced to resign in May. Shortly after, the Japanese yen began to fall against the U.S. dollar, reducing Japan's demand for regional imports. But the U.S. and Japanese governments intervened to stabilize the yen in June, and many long-suffering Asian stock markets rebounded.

Emerging markets were subjected to another crisis in late summer when Russia's central bank suspended repayment of foreign debt and devalued the ruble. Political chaos ensued, and Russian banks purchased U.S. dollars to the point that ruble trading was temporarily halted. Initially, Russia's catastrophe had a negative effect on the world's economy, especially emerging market equities, and contributed to a major U.S. stock market correction, but it did have at least one positive effect. It prompted the international banking community to address complaints regarding the economies of Malaysia and Brazil.

Latin America also had its share of problems. Commodity prices, the driving force of many Latin American economies, generally continued to decline during the first half of 1998 due in part to lack of demand from Asia. Some Asian countries' currency devaluations added to the region's woes as the risk grew of cheaper Asian exports


GEOGRAPHIC DISTRIBUTION
Templeton Developing Markets Fund
Based on Total Net Assets
12/31/98



[This chart shows in pie format the geographic distribution of Templeton Developing Markets Fund's portfolio holdings on December 31, 1998, based on total net assets.]


Asia                               52.8%
Latin America                      29.5%
Middle East/Africa                  9.4%
Europe                              6.3%
New Zealand                         0.1%
Short-Term Investments &
 Other Net Assets                   1.9%


                                                                            TD-1

PAGE

TOP 10 COUNTRIES
REPRESENTED IN THE FUND
Templeton Developing Markets Fund
12/31/98


[This table shows the top 10 country allocations for Templeton Developing Markets Fund's as of December 31, 1998, based on total net assets.]



                                        % OF TOTAL
COUNTRY                                 NET ASSETS
--------------------------------------------------
South Korea                                  11.8%
Brazil                                       10.8%
Singapore                                     9.1%
Mexico                                        7.6%
Thailand                                      7.5%
South Africa                                  7.5%
Hong Kong                                     6.0%
Argentina                                     4.3%
Indonesia                                     4.3%
Philippines                                   3.8%


being substituted for Latin American export products, and most Latin American stock markets experienced significant losses. However, the Asian crisis apparently gave Latin American governments a glimpse of the possible future if reforms were not undertaken. Some privatization efforts were accelerated during the period, and in certain cases reforms were introduced to boost government income to compensate for dwindling tax revenues. Towards the period's end, most major Latin American markets, in our opinion, were striking a precarious balance between negative factors abroad and more positive events at home.

On December 31, 1998, the Fund owned investments in 33 countries, with South Korea being our largest country holding (11.8% of total net assets). Our largest regional holdings were Asia (52.8%), followed by Latin America (29.5%), Middle East/Africa (9.4%), and Europe (6.3%). Only 1.9% of the Fund's total net assets were held in short-term investments and other net assets, down from 24.9% on December 31, 1997. This reflected a major restructuring of the Fund's holdings during the first half of the year, and the exceptional buying opportunities that we found later in the year.

Looking forward, we are optimistic about developing markets' long-term prospects if their governments institute needed reforms. In the past, investors have generally tolerated unfair business practices and abuse of minority shareholder rights in emerging markets. But after the economic and political turmoil of 1997 and 1998, many investors in foreign securities are not prepared to endure such conditions. In our opinion, governments that institute reforms that create fair and equitable markets may gain a substantial increase of investment within their borders. Although short-term corrections remain potential risks, we believe competition between foreign and domestic investors may increase demand and drive equity prices higher in the long term.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

TD-2

PAGE

Top 10 Holdings
Templeton Developing Markets Fund
12/31/98

[This following table shows the top 10 investment holdings of Templeton Developing Markets Fund's on December 31, 1998, based on total net assets.]



COMPANY,
INDUSTRY,                                              % OF TOTAL
COUNTRY                                                NET ASSETS
-----------------------------------------------------------------
Hana Bank
Banking, South Korea                                         2.9%

Telecomunicacoes
Brasileiras SA (Telebras)
Telecommunications, Brazil                                   2.6%

Cemex SA, B
Building Materials
& Components, Mexico                                         2.1%

Telefonos de Mexico SA
(Telmex), L, ADR
Telecommunications, Mexico                                   1.8%

Thai Farmers Bank
Public Co. Ltd.
Banking, Thailand                                            1.7%

Investimentos Itau SA, pfd.
Multi-Industry, Brazil                                       1.5%

Public Bank Bhd.
Banking, Malaysia                                            1.4%

Korea Electric Power Corp.
Utilities Electrical & Gas,
South Korea                                                  1.4%

Compania De
Telecomunicaciones
De Chile SA, ADR
Telecommunications, Chile                                    1.4%

Belle Corp.
Real Estate, Philippines                                     1.4%

For a complete list of portfolio holdings, please see the Fund's Statement of Investments.


Of course, investing in emerging markets involves special considerations, which may include risks related to market and currency volatility, adverse social, economic and political developments and the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, while the Hong Kong equity market has increased 1,049% in the last 15 years, it has suffered five quarterly declines of more than 20% during that time.(1) These special risks and other considerations are discussed in the Fund's prospectus.

We thank you for investing in Templeton Developing Markets Fund, and welcome your comments or suggestions.

Sincerely,

/s/J. MARK MOBIUS

Dr. J. Mark Mobius
Portfolio Manager
Templeton Developing Markets Fund



(1). Source: Bloomberg. Based on quarterly percentage price change over 15 years ended December 31, 1998. Market return is measured in local currency.

                                                                            TD-3

PAGE

TEMPLETON DEVELOPING
MARKETS FUND
CLASS 1

PERFORMANCE SUMMARY AS OF 12/31/98

TOTAL RETURN INDEX COMPARISON

$10,000 INVESTMENT (3/4/96 - 12/31/98)

The Morgan Stanley Capital International (MSCI) World Index includes approximately 1,500 companies representing the stock markets of 22 countries including some developed countries, such as the U.S., Canada, United Kingdom and Japan, in which the Fund is not allowed to invest. The International Finance Corporation's (IFC) Investable Composite Index was designed to reflect the performance of emerging market investments and includes approximately 2,000 companies that foreigners can buy in 30 countries. The MSCI Emerging Markets Free Index covers 27 emerging markets and takes into account local market restrictions on share ownership by foreigners. The Consumer Price Index (CPI) is a commonly used measure of inflation. Indices include reinvested dividends. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Sources for indices are MSCI and Standard & Poor's Micropal.


EXPENSES: Performance reflects the Fund's Class 1 operating expenses, but does not include any Contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges. Past expense reductions by the Investment Manager increased returns.

INDEX CHANGE: We are replacing the MSCI World Index with the MSCI Emerging Markets Free Index because we believe the composition of this index provides for a more appropriate comparison to the Fund's current and past portfolio. As previously noted, the MSCI World Index includes the stock markets of a number of developed countries in which the Fund does not invest.

[The following line graph hypothetically compares the performane of Templeton Developing Markets Fund Class 1 shares to that of the MSCI World Index, the IFC Investable Composite Index, the MSCI Emerging Markets Free Index and the Consumer Price Index (CPI), based on a $10,000 investment from 3/4/96 - 12/31/98.]

[LINE GRAPH]

Total Return Index Comparison
                  Templeton Developing Markets  MSCI World Index IFC Investable   MSCI Emerging        CPI
                          Fund-Class I                           Composite Index  Markets Free
                                                                                      Index
        --------------------------------------------------------------------------------------------------------
          3/4/96            $10,000                 $10,000          $10,000         $10,000         $10,000
         3/31/96            $10,020                 $10,169          $10,144         $9,974          $10,052
         4/30/96             $9,980                 $10,409          $10,550         $10,373         $10,091
         5/31/96            $10,010                 $10,420          $10,461         $10,326         $10,110
         6/30/96             $9,800                 $10,475          $10,584         $10,391         $10,116
         7/31/96             $9,250                 $10,107          $9,889          $9,681          $10,136
         8/31/96             $9,250                 $10,225          $10,195         $9,928          $10,155
         9/30/96             $9,370                 $10,627          $10,346         $10,014         $10,187
        10/31/96             $9,140                 $10,703          $10,123         $9,747          $10,219
        11/30/96             $9,460                 $11,305          $10,273         $9,911          $10,239
        12/31/96             $9,430                 $11,126          $10,318         $9,955          $10,239
         1/31/97            $10,110                 $11,261          $11,047         $10,635         $10,271
         2/28/97            $10,349                 $11,393          $11,587         $11,090         $10,302
         3/31/97            $10,138                 $11,170          $11,302         $10,799         $10,327
         4/30/97             $9,896                 $11,537          $11,109         $10,818         $10,340
         5/31/97             $9,816                 $12,251          $11,487         $11,127         $10,334
         6/30/97             $9,987                 $12,864          $11,983         $11,723         $10,346
         7/31/97            $10,369                 $13,458          $12,104         $11,898         $10,358
         8/31/97             $9,373                 $12,560          $10,558         $10,384         $10,378
         9/30/97             $9,614                 $13,244          $10,893         $10,672         $10,404
        10/31/97             $7,873                 $12,549          $9,110          $8,920          $10,430
        11/30/97             $7,077                 $12,773          $8,674          $8,595          $10,424
        12/31/97             $6,675                 $12,931          $8,797          $8,802          $10,411
         1/31/98             $6,262                 $13,293          $8,218          $8,112          $10,430
         2/28/98             $6,977                 $14,195          $9,056          $8,958          $10,451
         3/31/98             $7,139                 $14,796          $9,411          $9,347          $10,472
         4/30/98             $6,902                 $14,943          $9,436          $9,245          $10,491
         5/31/98             $5,822                 $14,758          $8,259          $7,978          $10,510
         6/30/98             $5,113                 $15,110          $7,417          $7,141          $10,522
         7/31/98             $5,143                 $15,088          $7,710          $7,368          $10,535
         8/31/98             $3,950                 $13,078          $5,543          $5,238          $10,547
         9/30/98             $4,166                 $13,312          $5,806          $5,570          $10,560
        10/31/98             $4,763                 $14,518          $6,478          $6,156          $10,585
        11/30/98             $5,370                 $15,383          $6,965          $6,668          $10,585
        12/31/98             $5,277                 $16,137          $6,859          $6,572          $10,579








          Past performance cannot predict or guarantee future results.

TD-4

PAGE

TEMPLETON DEVELOPING
MARKETS FUND
CLASS 1

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


TEMPLETON DEVELOPING MARKETS FUND - CLASS 1
PERIODS ENDED 12/31/98

                                                                          SINCE
                                                                        INCEPTION
                                                     1-YEAR             (3/4/96)
---------------------------------------------------------------------------------
Cumulative Total Return                             -20.94%             -47.23%

Average Annual Total Return                         -20.94%             -20.25%

Value of $10,000 Investment                          $7,906              $5,277

                                                   12/31/97            12/31/98
---------------------------------------------------------------------------------
One-Year Total Return                               -29.22%             -20.94%


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


          Past performance cannot predict or guarantee future results.

                                                                            TD-5

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Highlights

                                                                                  CLASS 1
                                                                   -------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------
                                                                     1998           1997          1996+
                                                                   -------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................          $6.63          $9.43        $10.00
                                                                   -------------------------------------
Income from investment operations:
 Net investment income......................................            .07            .09           .05
 Net realized and unrealized losses.........................          (1.42)         (2.82)         (.62)
                                                                   -------------------------------------
Total from investment operations............................          (1.35)         (2.73)         (.57)
                                                                   -------------------------------------
Less distributions from:
 Net investment income......................................           (.09)          (.04)           --
 Net realized gains.........................................           (.06)          (.03)           --
                                                                   -------------------------------------
Total distributions.........................................           (.15)          (.07)           --
                                                                   -------------------------------------
Net asset value, end of year................................          $5.13          $6.63         $9.43
                                                                   -------------------------------------
                                                                   -------------------------------------
Total Return*...............................................       (20.94)%       (29.22)%       (5.70)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................       $180,684       $163,459       $72,245
Ratios to average net assets:
 Expenses...................................................          1.66%          1.58%         1.70%**
 Expenses, excluding waiver and payments by affiliate.......          1.66%          1.58%         1.78%**
 Net investment income......................................          1.67%          1.63%         1.52%**
Portfolio turnover rate.....................................         23.22%         23.82%         9.95%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
+FOR THE PERIOD MARCH 4, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996. TD-6

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Highlights (continued)

                                                                         CLASS 2
                                                                -------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                                -------------------------
                                                                  1998            1997+
                                                                -------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................       $6.62            $9.85
                                                                -------------------------
Income from investment operations:
 Net investment income......................................         .07              .04
 Net realized and unrealized losses.........................       (1.42)           (3.27)
                                                                -------------------------
Total from investment operations............................       (1.35)           (3.23)
                                                                -------------------------
Less distributions from:
 Net investment income......................................        (.09)              --
 Net realized gains.........................................        (.06)              --
                                                                -------------------------
Total distributions.........................................        (.15)              --
                                                                -------------------------
Net asset value, end of year................................       $5.12            $6.62
                                                                -------------------------
                                                                -------------------------
Total Return*...............................................    (21.03)%         (32.79)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................     $17,287           $9,569
Ratios to average net assets:
 Expenses...................................................       1.91%            1.77%**
 Net investment income......................................       1.44%            1.48%**
Portfolio turnover rate.....................................      23.22%           23.82%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
+FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997.
                       See Notes to Financial Statements.
                                                                           TD-7

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                       INDUSTRY                    SHARES           VALUE
                                                                       --------------------------------------------------
LONG TERM SECURITIES 98.1%
ARGENTINA 4.3%
Aluar Aluminio Argentino SA, B........................       Misc Materials & Commodities             8,400      $     21,019
Astra Cia Argentina de Petroleo SA....................              Energy Sources                   70,000            82,674
*Atanor Cia Nacional Para la Industria Quimica SA,
  D...................................................                Chemicals                     161,169            91,949
Banco de Galicia y Buenos Aires SA, B.................                 Banking                       81,205           357,624
Banco Frances SA......................................                 Banking                       36,000           255,830
*Buenos Aires Embotelladora SA (BAESA), B, ADR........           Beverages & Tobacco                 29,000               290
*Capex SA, A..........................................        Utilities Electrical & Gas             25,000           143,379
Central Costanera SA, B...............................        Utilities Electrical & Gas             35,860            87,936
Juan Minetti SA.......................................     Building Materials & Components           15,300            42,113
Molinos Rio de la Plata SA, B.........................        Food & Household Products              62,018           145,874
Nobleza Piccardo Sdad Industrial Comercial y
  Financial...........................................           Beverages & Tobacco                 53,451           181,897
Perez Companc SA, B...................................              Energy Sources                  129,000           546,162
Quilmes Industrial SA, ADR............................           Beverages & Tobacco                107,500         1,001,094
Siderca SA, A.........................................             Metals & Mining                  276,000           314,923
*Sociedad Comercial del Plata Cadelplata Come.........              Multi-Industry                  513,950           362,661
Telecom Argentina Stet-France SA, ADR.................            Telecommunications                 18,800           517,000
Telefonica de Argentina SA, B, ADR....................            Telecommunications                 31,830           889,251
Transportadora de Gas del Sur SA, B...................        Utilities Electrical & Gas            321,515           637,173
Transportadora de Gas del Sur SA, B, ADR..............        Utilities Electrical & Gas             82,800           838,350
YPF Sociedad Anonima, ADR.............................              Energy Sources                   71,834         2,006,862
                                                                                                                 ------------
                                                                                                                    8,524,061
                                                                                                                 ------------
BOTSWANA .2%
Sechaba Brewery Holding Ltd. .........................           Beverages & Tobacco                326,700           377,723
                                                                                                                 ------------
BRAZIL 10.8%
Aracruz Celulose SA, ADR..............................         Forest Products & Paper              267,200         2,137,600
Banco Bradesco SA BBD.................................                 Banking                  156,249,544           817,295
Banco Bradesco SA BBD, pfd. ..........................                 Banking                  178,686,488           990,854
*Banco Bradesco SA BBD, pfd., rts. ...................                 Banking                    7,406,401             4,217
*Banco Bradesco SA BBD, rts. .........................                 Banking                    6,890,900             1,757
Banco do Brasil SA....................................                 Banking                   39,204,000           217,394
Banco do Brazil SA, pfd. .............................                 Banking                   13,743,000            92,132
Brasmotor SA, pfd. ...................................              Multi-Industry                1,613,000           160,199
Centrais Eletricas Brasileiras SA (Electrobras).......        Utilities Electrical & Gas         31,898,000           549,123
Centrais Eletricas Brasileiras SA (Electrobras), ADR,
  pfd. ...............................................        Utilities Electrical & Gas             17,300           166,091
Centrais Eletricas Brasileiras SA (Electrobras), B,
  pfd. ...............................................        Utilities Electrical & Gas         99,568,000         1,911,837
*Centrais Geradoras Do Sul Do Brasil SA, B, pfd. .....        Utilities Electrical & Gas        161,900,000           200,993
Cia Cervejaria Brahma, pfd. ..........................           Beverages & Tobacco                458,000           200,144
Cia Energetica de Minas Gerais Cemig, ADR, pfd. ......        Utilities Electrical & Gas             31,150           592,965
Cia Energetica de Minas Gerais Cemig, Br., pfd. ......        Utilities Electrical & Gas         44,619,000           849,358
Cia Vale do Rio Doce, A, pfd. ........................             Metals & Mining                   78,800         1,010,883
*Companhia Energetica do Ceara, pfd. .................        Utilities Electrical & Gas         26,333,000            65,383
Companhia Paranaense De Energia-Copel, ADR............        Utilities Electrical & Gas             15,000           106,875
Companhia Siderurgica Nacional Sid Nacional CSN.......             Metals & Mining               66,679,000         1,490,034
Copene-Petroquimica do Nordeste SA, A, pfd. ..........                Chemicals                   1,176,000           134,318
Duratex SA, pfd. .....................................         Forest Products & Paper           13,429,000           366,776
Investimentos Itau SA, pfd. ..........................              Multi-Industry                5,271,000         2,922,880
*Mannesmann SA........................................         Machinery & Engineering            2,794,000           173,433
Petroleo Brasileiro SA, pfd. .........................              Energy Sources                3,772,000           427,696
Souza Cruz SA.........................................           Beverages & Tobacco                 42,000           271,136
*Telecomunicacoes Brasileiras SA (Telebras) unit......            Telecommunications             21,802,000           974,391
*Telecomunicacoes Brasileiras SA (Telebras) unit,
  pfd. ...............................................            Telecommunications             54,633,000         4,006,194
*Telecomunicacoes Brasileiras SA (Telebras), ADR......            Telecommunications                  1,480           107,578
Unibanco Uniao de Bamncos Brasileiros SA, unit........                 Banking                    7,111,000           247,186
Vale do Rio Doce, ADR, A, pfd. .......................             Metals & Mining                    9,950           127,643
                                                                                                                 ------------
                                                                                                                   21,324,365
                                                                                                                 ------------

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                       INDUSTRY                    SHARES           VALUE
                                                                       --------------------------------------------------
LONG TERM SECURITIES (CONT.)
CHILE 3.2%
Cia Cervecerias Unidas SA, ADR........................           Beverages & Tobacco                  7,500      $    144,375
Compania De Telecomunicaciones De Chile SA, ADR.......            Telecommunications                132,064         2,732,074
Empresa Nacional de Electricidad SA, ADR..............         Electrical & Electronics             149,800         1,703,975
Enersis SA, ADR.......................................        Utilities Electrical & Gas             53,100         1,370,644
Madeco Manufacturera de Cobre SA, ADR.................          Industrial Components                 5,600            46,900
Masisa SA, ADR........................................         Forest Products & Paper                3,500            22,313
Quinenco SA, ADR......................................              Multi-Industry                   30,900           247,200
Sociedad Quimica y Minera de Chile SA, ADR............                Chemicals                       1,000            33,688
                                                                                                                 ------------
                                                                                                                    6,301,169
                                                                                                                 ------------
CHINA .7%
Beijing Datang Power Generation Co. Ltd., H...........              Multi-Industry                    5,000             1,501
China Resources Enterprises Ltd. .....................              Multi-Industry                  184,000           287,379
Chiwan Wharf Holdings Ltd., B.........................              Transportation                  174,000            17,968
Guangshen Railway Co. Ltd., H.........................              Transportation                2,636,000           306,225
Guangshen Railway Co. Ltd., H, ADR....................              Transportation                   23,400           140,400
*Luoyang Glass Co. Ltd., H............................       Misc Materials & Commodities           835,000            26,729
Shandong Huaneng Power Development Co. Ltd., ADR......        Utilities Electrical & Gas             22,500           102,656
*Shanghai Jin Jiang Tower Co. Ltd., B.................            Leisure & Tourism                  18,240             1,605
*Shanghai New Asia Group Co. Ltd., B..................        Food & Household Products              34,502             4,416
Shanghai Petrochemical Co. Ltd., H....................                Chemicals                   4,404,000           397,922
*Shanghai Tyre & Rubber Co. Ltd., B...................          Industrial Components               545,600            54,560
*Shanghai Vacuum Electron Devices Co. Ltd., B.........     Appliances & Household Durables           70,400             8,166
Yanzhou Coal Mining Company Ltd. .....................              Energy Sources                  512,000            85,914
                                                                                                                 ------------
                                                                                                                    1,435,441
                                                                                                                 ------------
CROATIA
Pliva D D, GDR, Reg S.................................          Health & Personal Care                4,600            76,360
                                                                                                                 ------------
CZECH REPUBLIC 1.8%
*CEZ AS...............................................        Utilities Electrical & Gas             94,900         2,097,337
*Komercni Banka AS....................................                 Banking                        7,950            97,684
*Komercni Banka AS, GDR...............................                 Banking                       47,800           198,370
*SPT Telecom AS.......................................            Telecommunications                 71,540         1,091,050
Tabak AS..............................................           Beverages & Tobacco                    260            72,638
Unipetrol.............................................                Chemicals                      15,862            28,522
                                                                                                                 ------------
                                                                                                                    3,585,601
                                                                                                                 ------------
GHANA .8%
Ashanti Goldfields Co. Ltd., GDR, Reg S...............             Metals & Mining                  175,959         1,649,616
                                                                                                                 ------------
HONG KONG 6.0%
CDL Hotel International Ltd. .........................            Leisure & Tourism                  60,447            15,527
Cheung Kong Holdings Ltd. ............................              Multi-Industry                  176,000         1,266,514
China Overseas Land & Investment Ltd. ................               Real Estate                    691,000            92,761
Citic Pacific Ltd. ...................................              Multi-Industry                  489,000         1,054,090
Cross Harbour Tunnel Co. Ltd. ........................              Transportation                   61,000            54,329
Dairy Farm International Holdings Ltd. ...............              Merchandising                   504,370           580,026
Dickson Concepts (International) Ltd. ................              Merchandising                     9,000             6,970
Golden Resources Development International Ltd. ......        Food & Household Products           2,278,000           117,616
Goldlion Holdings Ltd. ...............................            Textiles & Apparel                152,000            11,576
Hang Lung Development Co. Ltd. .......................               Real Estate                    758,000           812,082
Hong Kong & Shanghai Hotels Ltd. .....................            Leisure & Tourism                 966,000           685,792
Hong Kong Electric Holdings Ltd. .....................        Utilities Electrical & Gas            219,900           667,030
HSBC Holdings PLC.....................................                 Banking                       73,848         1,839,706
Hutchison Whampoa Ltd. ...............................              Multi-Industry                   55,000           388,686
IMC Holdings Ltd. ....................................              Transportation                  393,000            38,046
Jardine Matheson Holdings Ltd. .......................              Multi-Industry                  259,385           669,213
Jardine Strategic Holdings Ltd. ......................              Multi-Industry                   33,000            47,850
Lai Sun Development Co. Ltd. .........................               Real Estate                    274,000            34,660

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                       INDUSTRY                    SHARES           VALUE
                                                                       --------------------------------------------------
LONG TERM SECURITIES (CONT.)
HONG KONG (CONT.)
Lai Sun Garment International Ltd. ...................              Multi-Industry                  202,000      $     36,764
New World Development Co. Ltd. .......................               Real Estate                    868,000         2,184,775
Ng Fung Hong Ltd. ....................................        Food & Household Products              45,000            40,369
*Semi-Tech Co. Ltd. ..................................     Appliances & Household Durables          280,217            11,574
Sun Hung Kai Properties Ltd. .........................               Real Estate                    127,617           930,699
Wheelock and Company Ltd. ............................              Multi-Industry                  484,890           388,050
                                                                                                                 ------------
                                                                                                                   11,974,705
                                                                                                                 ------------
HUNGARY 2.0%
Borsodchem RT.........................................                Chemicals                      12,969           337,334
Borsodchem RT, GDR, 144A..............................                Chemicals                      11,000           286,275
Borsodchem RT, GDR, Reg S.............................                Chemicals                       8,900           231,623
*Danubius Hotel and SpA RT............................            Leisure & Tourism                   7,400           155,015
Egis RT...............................................              Multi-Industry                    6,720           152,944
Fotex First Hungarian American Photo Service Co. .....              Multi-Industry                   45,385            23,821
Gedeon Richter Ltd. ..................................          Health & Personal Care               23,110           984,855
Graboplast Textil Es Muborgyarto RT...................            Textiles & Apparel                  7,300            55,777
Inter-Europa Bank RT..................................                 Banking                        3,695           178,490
Mol Magyar Olay-Es Gazipari RT........................              Energy Sources                   16,520           453,102
OTP Bank..............................................                 Banking                          600            30,070
Pannonplast Plastic Industries Plc. ..................          Industrial Components                 1,060            30,009
Tiszai Vegyi Kombinat RT..............................                Chemicals                      43,962           592,163
Tiszai Vegyi Kombinat RT, GDR, 144A...................                Chemicals                      21,000           284,550
Tiszai Vegyi Kombinat RT, GDR, Reg S..................                Chemicals                       9,600           130,080
Zwack Unicum Ltd. ....................................           Beverages & Tobacco                    100             2,578
                                                                                                                 ------------
                                                                                                                    3,928,686
                                                                                                                 ------------
INDIA 2.1%
Andhra Valley Power Supply Co. Ltd. ..................        Utilities Electrical & Gas             28,950            50,412
Arvind Mills Ltd. ....................................            Textiles & Apparel                119,500           108,684
Bajaj Auto Ltd. ......................................               Automobiles                     11,550           141,670
*Bharat Petroleum Corp. Ltd. .........................              Energy Sources                   29,400           161,333
Bombay Dyeing & Manufacturing Co. Ltd. ...............                Chemicals                     270,300           368,595
Cummins India Ltd. ...................................         Machinery & Engineering                5,000            36,180
Grasim Industries Ltd. ...............................              Multi-Industry                   25,000           106,068
Great Eastern Shipping Co. Ltd. ......................              Transportation                  117,000            63,461
Gujarat Ambuja Cements Ltd. ..........................     Building Materials & Components            1,200             7,345
Gujarat Ambuja Cements Ltd., GDR, Reg S...............     Building Materials & Components           10,400            68,640
Gujarat Industries Power Ltd. ........................       Energy Equipment & Services             20,000            11,648
Gujarat Narmada Valley Fertilizers Co. Ltd., GDR......                Chemicals                       9,000            19,350
Hindalco Industries Inc., GDR, Reg S..................             Metals & Mining                    5,000            58,625
Hindustan Organic Chemicals Ltd. .....................                Chemicals                      20,400             3,792
Hindustan Petroleum Corporation Ltd. .................              Energy Sources                   38,100           210,778
*Hotel Leela Venture Ltd. ............................            Leisure & Tourism                   2,000             1,831
ICICI Ltd. ...........................................            Financial Services                246,500           272,914
India Cements Ltd., GDR...............................     Building Materials & Components          109,590            82,192
Indian Aluminium Co. Ltd. ............................             Metals & Mining                   29,000            62,031
Indian Petrochemicals Corp. Ltd. .....................                Chemicals                     194,600           262,390
*Indian Rayon & Industries Ltd. ......................              Multi-Industry                    1,120             2,965
Indian Rayon & Industries Ltd., GDR...................              Multi-Industry                   28,669            72,389
Indo Gulf Corp. Ltd. .................................                Chemicals                         800               526
Indo Gulf Corp. Ltd., GDR.............................                Chemicals                       7,150             4,469
Industrial Development Bank of India..................                 Banking                       77,800            66,731
Larsen and Toubro Ltd. ...............................              Multi-Industry                   53,600           202,437
Larsen and Toubro Ltd., GDR, Reg S....................              Multi-Industry                    5,000            38,375
Madras Cements Ltd. ..................................     Building Materials & Components               65             6,211
Mahanagar Telephone Nigam Ltd. .......................            Telecommunications                 55,300           238,397
National Aluminium Co. Ltd. ..........................             Metals & Mining                  305,800           135,643
Oriental Bank of Commerce.............................                 Banking                      179,100           157,411

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                       INDUSTRY                    SHARES           VALUE
                                                                       --------------------------------------------------
LONG TERM SECURITIES (CONT.)
INDIA (CONT.)
Reliance Industries Ltd., GDR.........................                Chemicals                      18,300      $    102,480
Satyam Computers Services Ltd. .......................      Data Processing & Reproduction            2,800            47,934
Steel Authority of India Ltd. ........................             Metals & Mining                      400                53
Sterlite Industries Ltd. .............................             Metals & Mining                      465             1,588
Tata Chemicals Ltd. ..................................                Chemicals                      69,800           166,385
Tata Engineering & Locomotive Co. Telco...............         Machinery & Engineering               95,500           366,303
Tata Engineering & Locomotive Co. Telco, GDR..........         Machinery & Engineering               24,400            97,600
*Tata Hydro-Electric Power Company....................        Utilities Electrical & Gas             51,700            96,840
Tata Iron & Steel Co., Ltd. ..........................             Metals & Mining                   11,300            31,217
Thermax Ltd. .........................................       Energy Equipment & Services              7,400            24,901
Titan Industries Ltd. ................................    Recreation & Other Consumer Goods          69,600           155,590
Videsh Sanchar Nigam Ltd., GDR........................            Telecommunications                  7,600            93,100
                                                                                                                 ------------
                                                                                                                    4,207,484
                                                                                                                 ------------
INDONESIA 4.3%
*Asia Pulp & Paper Co. Ltd., ADR......................         Forest Products & Paper              102,700           840,856
*PT Barito Pacific Timber TBK.........................         Forest Products & Paper            1,774,000            78,101
*PT BDNI Capital Corp., fgn. .........................            Financial Services                  9,000               198
*PT Charoen Pokphand Indonesia........................        Food & Household Products           1,453,500            27,425
*PT Ciputra Development...............................               Real Estate                  2,430,000            38,208
PT Gudang Garamm......................................           Beverages & Tobacco                320,000           468,931
*PT Indah Kiat Pulp & Paper Corp. TBK.................         Forest Products & Paper            2,259,250           618,097
*PT Indah Kiat Pulp & Paper Corp. TBK, wts. ..........         Forest Products & Paper              146,800            19,943
*PT Indocement Tunggal Prakarsa.......................     Building Materials & Components        1,743,500           696,303
*PT Indofoods Sukses Makmurr..........................        Food & Household Products           1,210,685           616,764
PT Indosat............................................            Telecommunications                232,000           304,226
*PT Jakarta International Hotel & Development.........               Real Estate                 11,764,000           332,943
*PT Kalbe Farma.......................................          Health & Personal Care            1,163,500            58,541
PT Lippo Life Insurance...............................                Insurance                   4,738,500           193,712
*PT Modern Photo Film Co. ............................              Multi-Industry                1,526,500            98,406
*PT Pakuwon Jati......................................               Real Estate                  1,700,000            16,038
*PT Semen Cibinong....................................     Building Materials & Components       35,534,500         1,340,925
PT Semen Gresik (Persero).............................     Building Materials & Components          415,000           433,270
*PT Sinar Mas Agro Resources & Technology Corp. ......        Food & Household Products             482,800           103,240
*PT Sumalindo Lestari Jaya............................         Forest Products & Paper              146,000             7,346
PT Tancho Indonesia...................................          Health & Personal Care               63,000            10,005
PT Telekomunikasi Indonesia (Persero), B..............            Telecommunications                658,500           223,642
*PT Tempo Scan Pacific................................          Health & Personal Care           10,325,000           551,965
PT Timah..............................................             Metals & Mining                1,289,500           871,832
*PT Tjiwi Kimia TBK...................................         Forest Products & Paper            1,346,454           351,433
*PT Tjiwi Kimia TBK, wts. ............................         Forest Products & Paper               79,645             9,317
*PT Ultra Jaya Milk...................................        Food & Household Products           2,740,000           215,409
*PT United Tractors...................................         Machinery & Engineering               46,000             2,893
                                                                                                                 ------------
                                                                                                                    8,529,969
                                                                                                                 ------------
JORDAN .4%
Jordan Cement Factories Ltd. .........................     Building Materials & Components           17,000            74,017
*Zara Investment Holdings Company Ltd. ...............            Leisure & Tourism                 350,000           747,191
                                                                                                                 ------------
                                                                                                                      821,208
                                                                                                                 ------------
KAZAKHSTAN .1%
*Kazkommertsbank, ADR, 144A...........................                 Banking                       33,460           117,110
                                                                                                                 ------------
KENYA .4%
Kenya Airways Ltd. ...................................              Transportation                5,418,381           714,849
                                                                                                                 ------------
MALAYSIA 3.8%
AMMB Holdings Bhd. ...................................            Financial Services                453,600           426,895
Boustead Holdings Bhd. ...............................        Food & Household Products             403,000           252,285
Cement Industries of Malaysia Bhd. ...................     Building Materials & Components          495,000           232,929

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                       INDUSTRY                    SHARES           VALUE
                                                                       --------------------------------------------------
LONG TERM SECURITIES (CONT.)
MALAYSIA (CONT.)
Cosway Corporation Bhd. ..............................     Appliances & Household Durables           70,000      $     22,205
Edaran Otomobil Nasional Bhd. ........................               Automobiles                      3,000             3,781
Federal Flour Mills Bhd. .............................        Food & Household Products              35,000            27,351
Genting Bhd. .........................................            Leisure & Tourism                 263,600           456,846
Golden Hope Plantations Bhd. .........................       Misc Materials & Commodities            37,000            31,868
Hong Leong Industries Bhd. ...........................              Multi-Industry                  206,800           103,829
*Hong Leong Industries Bhd., wts. ....................              Multi-Industry                   19,500             2,048
Hong Leong Properties Bhd. ...........................               Real Estate                    467,000            77,502
Island & Peninsula Bhd. ..............................               Real Estate                    447,000           285,464
Kian Joo Can Factory Bhd. ............................          Industrial Components                85,000            99,995
*Leader Universal Holdings Bhd. ......................          Industrial Components             1,452,000           320,277
Malayawata Steel Bhd. ................................             Metals & Mining                  563,000           115,906
Malaysian Airlines System Bhd. .......................              Transportation                  246,000           107,490
Malaysian International Shipping Corp., fgn. .........              Transportation                   76,000            79,828
*MBF Capital Bhd. ....................................            Financial Services                490,000            88,010
Oriental Holdings Bhd. ...............................               Automobiles                     47,000            57,760
Perlis Plantations Bhd. ..............................              Multi-Industry                  146,000           119,616
Perusahaan Otomobil Nasional Bhd. ....................               Automobiles                    141,000           170,317
Public Bank Bhd. .....................................                 Banking                    4,347,400         1,826,543
Public Bank Bhd., fgn. ...............................                 Banking                    2,660,000         1,033,769
Renong Bhd. ..........................................              Multi-Industry                1,334,000           257,818
Resorts World Bhd. ...................................            Leisure & Tourism                 596,000           548,391
Shangri La Hotels (Malaysia) Bhd. ....................            Leisure & Tourism                  53,000            14,140
Tanjong Plc. .........................................    Recreation & Other Consumer Goods         241,000           273,389
Technology Resources Industries Bhd. .................              Multi-Industry                  437,000           181,768
YTL Corp. Bhd. .......................................          Construction & Housing              203,000           210,665
                                                                                                                 ------------
                                                                                                                    7,428,685
                                                                                                                 ------------
MEXICO 7.6%
Alfa SA de CV, A......................................              Multi-Industry                  236,500           665,978
*Altos Hornos de Mexico SA............................             Metals & Mining                  297,700           267,298
Cemex SA..............................................     Building Materials & Components          616,990         1,331,925
Cemex SA, B...........................................     Building Materials & Components        1,147,500         2,883,253
*Cifra SA de CV, C....................................              Merchandising                   233,500           288,038
*Cifra SA de CV, V....................................              Merchandising                   404,500           490,799
Coca Cola Femsa SA de CV, L, ADR......................           Beverages & Tobacco                 60,700           804,275
Cydea SA de CV, A.....................................              Multi-Industry                   31,000            28,210
DESC SA de CV DESC, B.................................              Multi-Industry                  295,000           252,942
*Grupo Financiero Banamex Accival SA de CV, B.........                 Banking                    1,082,500         1,422,902
*Grupo Financiero Banamex Accival SA de CV, L.........                 Banking                    1,020,000         1,175,733
Grupo Financiero Bancomer SA de CV, B.................                 Banking                      350,000            75,025
Grupo Financiero Bancomer SA de CV, L.................                 Banking                    3,751,000           530,981
*Grupo Financiero Serfin SA de CV, B..................                 Banking                    2,385,000           212,214
*Grupo Industrial Maseca SA de CV, B..................        Food & Household Products             109,000            88,170
Hylsamex SA de CV, partn. ctf., B.....................             Metals & Mining                    5,000             6,218
Panamerican Beverages Inc., A.........................        Food & Household Products              30,000           654,375
Telefonos de Mexico SA (Telmex), L, ADR...............            Telecommunications                 75,100         3,656,431
Vitro SA De CV........................................        Food & Household Products             157,500           230,915
                                                                                                                 ------------
                                                                                                                   15,065,682
                                                                                                                 ------------
NEW ZEALAND .1%
Brierley Investments Ltd. ............................              Multi-Industry                  713,000           161,956
                                                                                                                 ------------
PAKISTAN .8%
*Bank of Punjab.......................................                 Banking                      124,822            25,466
*DG Khan Cement Co. ..................................     Building Materials & Components        2,258,000           163,393
Engro Chemical Pakistan Ltd. .........................                Chemicals                     132,112           238,864
Fauji Fertilizer Co. Ltd. ............................                Chemicals                      37,000            34,062
National Development Leasing Corp. ...................            Financial Services              3,558,291           257,484

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                       INDUSTRY                    SHARES           VALUE
                                                                       --------------------------------------------------
LONG TERM SECURITIES (CONT.)
PAKISTAN (CONT.)
*Pakistan Electron Ltd. ..............................     Appliances & Household Durables          556,500      $     39,151
*Pakistan International Airlines Corp., A.............              Transportation                  774,600            63,058
Pakistan Telecommunications Corp., A..................            Telecommunications              1,109,000           423,538
Pakistan Telecommunications Corp., GDR................            Telecommunications                  1,000            34,500
*Pakland Cement Co. Ltd. .............................     Building Materials & Components        1,397,800           118,005
*Union Bank Ltd. .....................................                 Banking                    1,287,000           284,563
                                                                                                                 ------------
                                                                                                                    1,682,084
                                                                                                                 ------------
PERU 1.0%
Banco Wiese Ltd., ADR.................................              Multi-Industry                   14,500            27,188
Telefonica Del Peru SA, B, ADR........................            Telecommunications                154,200         1,956,413
                                                                                                                 ------------
                                                                                                                    1,983,601
                                                                                                                 ------------
PHILIPPINES 3.8%
*A Soriano Corp. .....................................              Multi-Industry                6,456,500           137,761
Ayala Corp. ..........................................              Multi-Industry                  368,200           130,148
Bank of Philippine Islands............................                 Banking                       45,000            95,437
*Belle Corp. .........................................               Real Estate                 48,777,000         2,683,362
*Digital Telecommunications Philippines Inc. .........            Telecommunications             15,191,000           370,988
*Filinvest Development Corp. .........................               Real Estate                  2,639,000            86,836
*Keppel Philippine Holdings Inc., B...................         Machinery & Engineering           19,425,186           349,553
Manila Electric Co., B................................        Utilities Electrical & Gas                 40               129
*Metro Pacific Corp. MDI..............................              Multi-Industry                  497,000            18,142
*Petron Corp. ........................................              Energy Sources                1,389,000           151,754
*Philex Mining Corp., B...............................             Metals & Mining                9,487,500            75,607
Philippine Commercial International Bank Inc. ........                 Banking                      283,060         1,178,810
Philippine Long Distance Telephone Co., ADR...........            Telecommunications                 20,100           521,344
*Philippine National Bank.............................                 Banking                      701,931         1,082,670
RFM Corp. ............................................        Food & Household Products           1,587,636           244,880
San Miguel Corp., B...................................        Food & Household Products             103,000           198,586
*Southeast Asia Cement Holdings Inc. .................     Building Materials & Components       16,381,240           202,134
                                                                                                                 ------------
                                                                                                                    7,528,141
                                                                                                                 ------------
POLAND 1.5%
Bank Handlowy W Warszawie SA, GDR, Reg S..............                 Banking                        6,700            86,765
Bank Przemyslowo-Handlowy SA..........................                 Banking                        3,550           210,370
Bank Rozwoju Eksportu SA..............................                 Banking                        5,748           132,646
Bank Slaski SA W Katowicach...........................                 Banking                        3,200           165,926
Big Bank Gdanski SA, G................................                 Banking                      658,950           591,365
Big Bank Gdanski SA, GDR, Reg S.......................                 Banking                       23,966           324,739
Farm Food SA..........................................        Food & Household Products               4,811            16,037
Gorazdze SA...........................................     Building Materials & Components            1,578            26,525
Huta Olawa SA.........................................             Metals & Mining                   78,107           117,939
*Impexmetal SA........................................             Metals & Mining                   93,892           358,448
Lentex SA.............................................     Building Materials & Components           19,090            70,704
Przedsiebiorstwo Cukiernicze Jutrzenka SA.............        Food & Household Products              71,000           279,145
*Rolimpex SA..........................................     Wholesale & International Trade           39,117            63,523
Warta SA..............................................                Insurance                      14,709           301,723
Wielkopolski Bank Kredytowy SA........................                 Banking                       38,500           242,407
                                                                                                                 ------------
                                                                                                                    2,988,262
                                                                                                                 ------------
RUSSIA .5%
Aeroflot-Russia International Airlines................              Transportation                    4,800           115,200
*Arkhangelsk Telecom, pfd. ...........................            Telecommunications                260,000             9,074
*Chelyabenergo........................................        Utilities Electrical & Gas             20,000               800
Irkutskenergo.........................................        Utilities Electrical & Gas            680,800            30,466
Irkutskenergo, ADR....................................        Utilities Electrical & Gas              7,000            15,663
*JSC Gorkovsky Augomobile Plant.......................               Automobiles                      1,270            23,178
*Kamaz, B.............................................               Automobiles                    121,186            27,255

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                       INDUSTRY                    SHARES           VALUE
                                                                       --------------------------------------------------
LONG TERM SECURITIES (CONT.)
RUSSIA (CONT.)
Krasnoyarsk Aluminum Plant............................             Metals & Mining                    5,748      $     20,118
Lukoil Holdings, ADR..................................              Energy Sources                    3,320            53,784
Mosenergo.............................................        Utilities Electrical & Gas          5,937,200           118,744
Mosenergo, ADR........................................        Utilities Electrical & Gas              3,000             5,625
*Murmansk Sea Shipping................................              Transportation                    3,000               357
Norilsk Nickel........................................             Metals & Mining                   31,700            16,880
Norilsk Nickel, pfd. .................................             Metals & Mining                   10,000             3,250
*Novorosissk Sea Shipping.............................              Transportation                   28,000             2,100
Novorosissk Sea Shipping., pfd. ......................              Transportation                  224,000             3,651
Primorsk Sea Shipping.................................              Transportation                   36,050            21,540
Red October...........................................        Food & Household Products               3,000            19,650
Rostelecom............................................            Telecommunications                153,000           111,690
Rostelecom, ADR.......................................            Telecommunications                 11,600            48,575
Rostelecom, pfd. .....................................            Telecommunications                257,300            74,617
Saint Petersburg City Telephone Network, pfd., A......            Telecommunications                 53,000             8,745
Tsum Trade House......................................              Merchandising                   317,500            47,625
Unified Energy Systems................................        Utilities Electrical & Gas          3,400,000           103,700
Unified Energy Systems, ADR...........................        Utilities Electrical & Gas             11,000            33,759
Unified Energy Systems, pfd. .........................        Utilities Electrical & Gas            200,000             2,750
*Uralmash Zavody......................................         Machinery & Engineering               15,032             8,621
*Vimpel Communications, ADR...........................            Telecommunications                  5,200            67,275
                                                                                                                 ------------
                                                                                                                      994,692
                                                                                                                 ------------
SINGAPORE 9.1%
Acer Computer International Ltd. .....................         Electrical & Electronics             195,000            97,500
Acma Ltd. ............................................         Electrical & Electronics             294,000           129,182
City Developments Ltd. ...............................               Real Estate                    277,000         1,200,333
Cycle & Carriage Ltd. ................................               Automobiles                    186,000           636,909
Delgro Corp. .........................................              Transportation                   50,500            65,497
First Capital Corp. Ltd. .............................               Real Estate                    504,000           336,000
Fraser and Neave Ltd. ................................           Beverages & Tobacco                412,000         1,203,539
Hai Sun Hup Group Ltd. ...............................              Transportation                  714,000           179,582
*Hai Sun Hup Group Ltd., wts. ........................              Transportation                   82,600             6,007
Hind Hotels International Ltd. .......................            Leisure & Tourism                  32,000            21,915
Hong Leong Finance Ltd., fgn. ........................            Financial Services                541,000         1,036,097
Hour Glass Ltd. ......................................              Merchandising                 1,199,000           199,833
*Inchcape Marketing Services Ltd. ....................        Broadcasting & Publishing             153,000            83,455
Inchcape Motors Ltd. .................................     Wholesale & International Trade          143,000           165,533
Isetan (Singapore) Ltd. ..............................              Merchandising                    49,000            44,545
Jurong Shipyard Ltd. .................................         Machinery & Engineering              194,000           852,424
Keppel Corp., Ltd. ...................................              Transportation                  745,000         1,995,697
MCL Land Ltd. ........................................               Real Estate                    605,000           436,333
Metro Holdings Ltd. ..................................     Wholesale & International Trade           39,000            36,636
Natsteel Ltd. ........................................             Metals & Mining                1,229,000         1,348,176
*Neptune Orient Lines Ltd. ...........................              Transportation                  317,000           101,824
*Osprey Maritime Ltd. ................................              Transportation                  267,000            82,527
Osprey Maritime Ltd., 2.50%, cvt., pfd. ..............              Transportation                   69,660            21,109
Overseas Chinese Banking Corp. Ltd., fgn. ............                 Banking                      335,000         2,273,939
Overseas Union Enterprise Ltd. .......................            Leisure & Tourism                 120,400           239,341
Overseas Union Trust, fgn. ...........................            Financial Services                200,000           218,182
Robinson & Co., Ltd. .................................              Merchandising                    20,200            45,297
Sembawang Resources Ltd. .............................     Building Materials & Components            8,000             6,255
*Sembcorp Industries Ltd. ............................              Multi-Industry                1,367,925         1,558,605
Singapore Petroleum Company, fgn. ....................                Chemicals                     133,000            54,812
Tibs Holdings Ltd. ...................................              Transportation                   71,500            44,200
Times Publishing Ltd. ................................        Broadcasting & Publishing              26,000            40,655
United Industrial Corporation Ltd. ...................               Real Estate                  1,565,000           626,000

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                  SHARES/
                                                                    INDUSTRY                 PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SINGAPORE (CONT.)
United Overseas Bank Ltd., fgn. ......................                 Banking                      391,000      $  2,511,879
United Overseas Land Ltd. ............................               Real Estate                    109,000            73,988
WBL Corp. Ltd. .......................................              Multi-Industry                   87,000            55,891
                                                                                                                 ------------
                                                                                                                   18,029,697
                                                                                                                 ------------
SLOVAK REPUBLIC .2%
Nafta Gbely AS........................................        Utilities Electrical & Gas              6,695            58,178
Slovakofarma AS.......................................          Health & Personal Care                  629            30,404
Slovnaft AS...........................................                Chemicals                      11,000           197,149
Vychodoslovenske Zeleziarne AS........................             Metals & Mining                   22,857           111,104
                                                                                                                 ------------
                                                                                                                      396,835
                                                                                                                 ------------
SLOVENIA .2%
Blagovno Trgovinski Center, GDR, 144A.................               Real Estate                     50,000           271,250
Blagovno Trgovinski Center, GDR, Reg S................               Real Estate                     13,000            70,525
                                                                                                                 ------------
                                                                                                                      341,775
                                                                                                                 ------------
SOUTH AFRICA 7.5%
Aeci Ltd. ............................................                Chemicals                      63,600            81,085
*Allied Electronics Ltd., pfd. .......................         Electrical & Electronics              12,882            10,730
Amalgamated Banks of South Africa Ltd. ...............                 Banking                       35,800           169,788
Anglo American Industrial Corp. Ltd. .................              Multi-Industry                   71,779         1,092,044
Anglo American Corp of South Africa Ltd. .............             Metals & Mining                   44,400         1,251,374
Anglogold Ltd. .......................................             Metals & Mining                      500            19,481
Anglovaal Industried Ltd. ............................              Multi-Industry                  168,840           213,821
Barlow Ltd. ..........................................              Multi-Industry                  173,000           664,621
CG Smith Ltd. ........................................              Multi-Industry                  344,800           782,471
De Beers/Centenary Linked Units.......................       Misc Materials & Commodities           102,500         1,306,787
*Del Monte Royal Foods Ltd. ..........................        Food & Household Products           1,411,300           374,252
Dunlop Africa Ltd. ...................................          Industrial Components               256,200            78,392
Edgars Stores Ltd. ...................................            Textiles & Apparel                 14,794            44,638
Irvin & Johnson Ltd. .................................        Food & Household Products           1,138,200           386,962
Iscor Ltd. ...........................................             Metals & Mining                2,859,390           515,227
Kersaf Investments Ltd. ..............................            Leisure & Tourism                 204,367           623,584
Liberty Life Association of Africa Ltd. ..............                Insurance                      63,500           874,336
Malbak Ltd. ..........................................              Multi-Industry                  104,075            46,883
McCarthy Retail Ltd. .................................              Multi-Industry                  302,692            47,852
**McCarthy Retail Ltd., zero cpn., cvt., 9/30/03......              Multi-Industry                   11,833ZAR          6,839
Nedcor Ltd. ..........................................            Financial Services                  2,800            47,692
Palabora Mining Co. Ltd. .............................             Metals & Mining                   29,500           162,977
Polifin Ltd. .........................................                Chemicals                      13,600            11,559
Power Technologies Ltd. ..............................        Utilities Electrical & Gas             12,882             7,883
*Rainbow Chicken Ltd. ................................        Food & Household Products             533,285            23,570
Rembrandt Group Ltd. .................................              Multi-Industry                  185,100         1,132,736
Reunert Ltd. .........................................         Electrical & Electronics             160,500           223,722
Sappi Ltd. ...........................................         Forest Products & Paper              253,173           979,080
Sasol Ltd. ...........................................              Energy Sources                  250,500           947,452
South African Breweries Ltd. .........................           Beverages & Tobacco                 99,379         1,674,125
Sun International (South Africa) Ltd. ................            Leisure & Tourism               1,718,937           283,434
Tongaat-Hulett Group Ltd. ............................              Multi-Industry                   92,402           604,730
Toyota South Africa Limited...........................               Automobiles                     26,200            60,125
Voltex Holdings Ltd. .................................         Electrical & Electronics              27,381             9,309
                                                                                                                 ------------
                                                                                                                   14,759,561
                                                                                                                 ------------
SOUTH KOREA 11.8%
Asia Cement Manufacturing Co. Ltd. ...................     Building Materials & Components           61,820           699,170
*Boram Bank Co. Ltd. .................................                 Banking                       54,300           135,694
BYC Co. Ltd. .........................................            Textiles & Apparel                  1,190            45,522
Cheil Jedang Corp. ...................................        Food & Household Products               1,300            59,135

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                       INDUSTRY                    SHARES           VALUE
                                                                       --------------------------------------------------
LONG TERM SECURITIES (CONT.)
SOUTH KOREA (CONT.)
*Cho Hung Bank Co. Ltd. ..............................                 Banking                       64,000      $     63,867
Cho Hung Bank Co. Ltd., GDR 144A......................                 Banking                       90,000            85,500
*Cho Hung Bank Co. Ltd., GDR, Reg S...................                 Banking                       94,000            89,300
*Daegu Bank Co. Ltd. .................................                 Banking                      143,655           513,694
                                                               Electronic Components &
Daewoo Electric Components Co. Ltd. ..................               Instruments                     45,000           187,110
*Daewoo Electronics Co. ..............................         Electrical & Electronics              78,200           367,426
Dongbu Steel Co. Ltd. ................................             Metals & Mining                   10,000            60,707
Dongkuk Steel Mill Co. Ltd. ..........................             Metals & Mining                   17,700           125,114
Hae In Co. Ltd. ......................................              Merchandising                   430,000         2,503,118
Hana Bank.............................................                 Banking                      420,126         4,646,716
Hana Bank, GDR, Reg S.................................                 Banking                       88,073         1,107,518
*Hotel Shilla Co. ....................................            Leisure & Tourism                 326,107         1,925,455
Kolon International Corp. ............................     Wholesale & International Trade          358,000         1,220,624
Korea Electric Power Corp. ...........................        Utilities Electrical & Gas            115,200         2,854,852
*Kyong Nam Bank.......................................                 Banking                      402,460         1,104,464
Kyung Dong Boiler Co. Ltd. ...........................       Energy Equipment & Services             15,460           154,279
LG Electronics Inc. ..................................         Electrical & Electronics              20,976           254,677
LG Industrial Systems Ltd. ...........................         Electrical & Electronics              15,000            86,694
Moon Bae Steel Co. Ltd. ..............................             Metals & Mining                   21,360           195,393
Saehan Precision Co. Ltd. ............................         Electrical & Electronics              73,112         1,155,200
Samsung Display Devices Ltd. .........................         Electrical & Electronics              17,267           851,504
Samsung Electronics Co. Ltd. .........................         Electrical & Electronics              15,225         1,021,753
*Samsung Heavy Industries Co. Ltd. ...................         Machinery & Engineering              142,477           810,430
Seah Steel Corp. .....................................             Metals & Mining                   32,760           280,605
Shin Poong Paper Manufacturing Co. Ltd. ..............         Forest Products & Paper                6,701            55,447
Shin Young Wocoal Inc. ...............................            Textiles & Apparel                  1,610            59,178
Ssangyong Oil Refining Co. Ltd. ......................                Chemicals                      15,270           292,067
*Tong Yang Merchant Bank..............................            Financial Services                 67,797           385,639
                                                                                                                 ------------
                                                                                                                   23,397,852
                                                                                                                 ------------
SRI LANKA .1%
National Development Bank of Sri Lanka................                 Banking                      118,000           220,722
Sampath Bank Ltd. ....................................                 Banking                       91,100            65,566
                                                                                                                 ------------
                                                                                                                      286,288
                                                                                                                 ------------
THAILAND 7.5%
Advanced Info Service Public Co. Ltd., fgn. ..........            Telecommunications                 31,900           189,635
Ayudhya Insurance Public Co. Ltd., fgn. ..............                Insurance                       3,900            13,685
*Bangkok Bank Public Co. Ltd. ........................                 Banking                    1,249,687         1,788,461
*Bangkok Bank Public Co. Ltd., fgn. ..................                 Banking                       25,000            51,603
*Bangkok Expressway Public Co. Ltd., fgn. ............              Transportation                  129,000           129,586
Bangkok Insurance Public Co. Ltd. ....................                Insurance                      32,000           118,894
Bangkok Insurance Public Co. Ltd., fgn. ..............                Insurance                       4,900            23,634
BEC World Public Co Ltd., fgn. .......................            Telecommunications                 23,000           126,600
*Charoen Pokphand Feedmill Public Co. Ltd. ...........        Food & Household Products             351,300           427,825
*Charoen Pokphand Feedmill Public Co. Ltd., fgn. .....        Food & Household Products             146,700           179,666
*Hana Microelectronics Co. Ltd., fgn. ................         Electrical & Electronics              86,200           208,768
Industrial Finance Corp. of Thailand, fgn. ...........            Financial Services              1,486,500           613,665
*Italian-Thai Development Public Co. Ltd., fgn. ......          Construction & Housing              101,100           203,118
*Jasmine International Public Co. Ltd., fgn. .........            Telecommunications                678,000           169,803
*Land and House Public Co. Ltd. ......................               Real Estate                    484,978           306,990
*Land and House Public Co. Ltd., fgn. ................               Real Estate                    184,278           124,255
*Regional Container Lines Public Co. Ltd. ............              Transportation                      349               183
Regional Container Lines Public Co. Ltd., fgn. .......              Transportation                  231,451           114,659
Saha Pathanapibul Public Co. Ltd., fgn. ..............        Food & Household Products             430,500           438,379
*Saha Union Public Co. Ltd. ..........................              Multi-Industry                  560,100           227,370
Saha Union Public Co. Ltd., fgn. .....................              Multi-Industry                   27,200            11,416
*Sanyo Universal Electric Public Co Ltd., fgn. .......     Appliances & Household Durables          109,800            20,398
*Serm Suk Public Co. Ltd. ............................        Food & Household Products              31,100           158,774

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                       INDUSTRY                    SHARES           VALUE
                                                                       --------------------------------------------------
LONG TERM SECURITIES (CONT.)
THAILAND (CONT.)
*Serm Suk Public Co. Ltd., fgn. ......................        Food & Household Products               4,900      $     27,241
*SG Asia Credit Public Co. Ltd. ......................            Financial Services                  7,000             2,312
*SG Asia Credit Public Co. Ltd., fgn. ................            Financial Services                  1,000               330
*Shinawatra Computer & Comm. Public Co. Ltd. .........         Electrical & Electronics                 900             2,972
*Shinawatra Computer & Comm. Public Co. Ltd., fgn. ...         Electrical & Electronics               5,700            19,609
*Siam Cement Public Co. Ltd. .........................     Building Materials & Components           22,750           350,626
*Siam Cement Public Co. Ltd., fgn. ...................     Building Materials & Components           84,950         1,926,484
*Siam Commercial Bank Ltd., fgn. .....................                 Banking                      915,497           548,013
*Siam Commercial Bank Ltd., loc. .....................                 Banking                       47,204            22,735
Siam Makro Public Company Ltd., fgn. .................              Merchandising                   307,900           601,649
*Thai Airways International Public Co. Ltd., fgn. ....              Transportation                  516,000           667,456
*Thai Engine Manufacturing Public Company Ltd. .......         Machinery & Engineering               83,000            20,787
*Thai Farmers Bank Public Co. Ltd. ...................                 Banking                    1,322,008         1,946,537
*Thai Farmers Bank Public Co. Ltd., fgn. .............                 Banking                      772,025         1,359,835
*Thai Military Bank Ltd., fgn. .......................                 Banking                      755,300           201,635
*Thai Petrochemical Industry Public Co. Ltd., fgn. ...                Chemicals                     795,120           131,298
*Thai Plastic and Chemical Co. Ltd., fgn. ............                Chemicals                       2,200             3,875
Thai Rayon Public Co. Ltd. ...........................            Textiles & Apparel                 34,900            34,338
Thai Rayon Public Co. Ltd., fgn. .....................            Textiles & Apparel                    100                98
*Thai Telephone & Telecommunication Public Co.
  Ltd.,fgn. ..........................................            Telecommunications                866,500           128,777
Thai Wacoal Public Co. Ltd., fgn. ....................            Textiles & Apparel                 31,100            36,805
*Tipco Asphalt Public Co. Ltd., fgn. .................     Building Materials & Components           97,400           158,156
*Total Access Communication Public Co. Ltd. ..........            Telecommunications                481,200           827,664
*United Communications Industries, fgn. ..............            Telecommunications                307,500           165,027
                                                                                                                 ------------
                                                                                                                   14,831,626
                                                                                                                 ------------
TURKEY 2.8%
Akbank................................................                 Banking                   88,530,776         1,796,439
Alarko Sanayii ve Ticaret SA..........................     Appliances & Household Durables        1,550,249            70,041
*Alcatel Teletas......................................            Telecommunications              1,603,000            67,342
*Anadolu Anonim Turk Sigorta Sirketi, Br. ............                Insurance                      17,000               197
Arcelik AS, Br. ......................................     Appliances & Household Durables       11,012,000           317,721
Beko Elektronik AS....................................     Appliances & Household Durables        1,204,000            15,842
Borusan AS............................................          Industrial Components            24,821,000           676,793
Erciyas Biracilik.....................................        Food & Household Products           3,216,000           214,128
*Eregli Demir ve Celik Fabrikalari AS.................             Metals & Mining                3,452,000           142,283
Haci Omer Sabanci Holding AS, ADR, 144A...............              Multi-Industry                   47,900           179,625
Izocam Ticaret ve Sanayii AS, Br. ....................     Building Materials & Components       68,336,000           649,994
Kartonsan Karton San VE TIC AS........................         Forest Products & Paper            3,034,000           105,815
*Netas Northern Electric Telekomunic Asyon AS.........         Electrical & Electronics           2,226,200            40,938
Petkim Petrokimya Holding AS..........................                Chemicals                     222,000           100,301
Tat Konserve Sanayii AS...............................        Food & Household Products           2,235,296            79,731
*Tofas Turk Otomobil Fabrikasi AS.....................               Automobiles                 19,267,500           174,104
Turk Demir Dokum, Br. ................................     Appliances & Household Durables       31,943,996           354,483
*Turkiye Garanti Bankasi AS...........................                 Banking                   18,279,108           452,052
*Turkiye Is Bankasi AS, C.............................                 Banking                    3,047,000            79,218
                                                                                                                 ------------
                                                                                                                    5,517,047
                                                                                                                 ------------
VENEZUELA 2.6%
Ceramica Carabobo CA, A, ADR..........................     Building Materials & Components            7,364             6,196
Compania Anonima Nacional Telefonos de Venezuela,
  ADR.................................................            Telecommunications                109,600         1,952,250
Electricidad de Caracas SAICA SACA....................        Utilities Electrical & Gas          6,077,363         2,623,632
Mavesa SA, ADR........................................        Food & Household Products             102,100           382,875
Siderurgica Venezolana Sivensa Saica Services, A,
  ADR.................................................             Metals & Mining                   15,900            74,429
Venezolana de Cementos-Vencemos SA, #1................     Building Materials & Components           94,000            61,611
Venezolana de Cementos-Vencemos SA, #2................     Building Materials & Components           10,400             6,909
                                                                                                                 ------------
                                                                                                                    5,107,902
                                                                                                                 ------------

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                       INDUSTRY                    SHARES           VALUE
                                                                       --------------------------------------------------
LONG TERM SECURITIES (CONT.)
ZIMBABWE .1%
Delta Corp. ..........................................              Multi-Industry                  238,250      $     51,856
*TA Holdings..........................................              Multi-Industry                5,428,000            94,806
Zimbabwe Sun Ltd. ....................................              Multi-Industry                1,354,854            76,453
                                                                                                                 ------------
                                                                                                                      223,115
                                                                                                                 ------------
TOTAL LONG TERM SECURITIES (COST $283,337,523)........                                                            194,293,148
                                                                                                                 ------------
                                                                                                PRINCIPAL
                                                                                                AMOUNT**
                                                                                               -----------
SHORT TERM INVESTMENTS 2.1%
Den Danske Bank, 4.50%, 1/04/99, Time Deposit.........                                          $ 1,188,000         1,188,000
Fannie Mae, 5.53%, 3/11/99............................                                            1,000,000         1,001,530
Federal Farm Credit Banks, 4.90%, 3/01/99.............                                            1,950,000         1,949,665
Federal Home Loan Mortgage Corp., 4.92%, 2/17/99......                                               60,000            59,628
                                                                                                                 ------------
TOTAL SHORT TERM INVESTMENTS (COST $4,196,336)........                                                              4,198,823
                                                                                                                 ------------
TOTAL INVESTMENTS (COST $287,533,859) 100.2%..........                                                            198,491,971
OTHER ASSETS, LESS LIABILITIES (.2%)..................                                                               (521,229)
                                                                                                                 ------------
TOTAL NET ASSETS 100.0%...............................                                                           $197,970,742
                                                                                                                 ------------
                                                                                                                 ------------

CURRENCY ABBREVIATION:

ZAR  -- South African Rand

*NON-INCOME PRODUCING.
**SECURITIES TRADED IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
                       See Notes to Financial Statements.
TD-18

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in securities, at value (cost $287,533,859)....  $198,491,971
 Receivables:
  Investment securities sold................................       253,451
  Fund shares sold..........................................        53,381
  Dividends and interest....................................       757,200
                                                              ------------
     Total assets...........................................   199,556,003
                                                              ------------
Liabilities:
 Payables:
  Investment securities purchased...........................        72,137
  Fund shares redeemed......................................     1,076,302
  To affiliates.............................................       244,136
 Funds advanced by custodian................................       108,629
 Accrued expenses...........................................        84,057
                                                              ------------
     Total liabilities......................................     1,585,261
                                                              ------------
Net assets, at value........................................  $197,970,742
                                                              ============
Net assets consist of:
 Undistributed net investment income........................  $  2,509,738
 Net unrealized depreciation................................   (89,041,888)
 Accumulated net realized loss..............................   (30,182,087)
 Beneficial shares..........................................   314,684,979
                                                              ------------
Net assets, at value........................................  $197,970,742
                                                              ============
CLASS 1:
 Net asset value per share ($180,683,971 / 35,201,636 shares
   outstanding).............................................         $5.13
                                                              ============
CLASS 2:
 Net asset value per share ($17,286,771 / 3,379,025 shares
  outstanding)..............................................         $5.12
                                                              ============

                       See Notes to Financial Statements.
                                                                          TD-19

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Investment Income:
 (net of foreign taxes of $422,818)
 Dividends..................................................  $  4,090,258
 Interest...................................................     1,927,642
                                                              ------------
      Total investment income...............................                 $  6,017,900
Expenses:
 Management fees (Note 3)...................................     2,255,183
 Administrative fees (Note 3)...............................       172,848
 Distribution fees - Class 2 (Note 3).......................        33,388
 Custodian fees.............................................       476,000
 Reports to shareholders....................................        55,574
 Registration and filing fees...............................         2,500
 Professional fees..........................................        29,100
 Trustees' fees and expenses................................         5,000
                                                              ------------
      Total expenses........................................                    3,029,593
                                                                             ------------
            Net investment income...........................                    2,988,307
                                                                             ------------
Realized and unrealized losses:
 Net realized loss from:
  Investments...............................................   (24,377,039)
  Foreign currency transactions.............................      (428,784)
                                                              ------------
      Net realized loss.....................................                  (24,805,823)
      Net unrealized depreciation on investments............                  (20,073,422)
                                                                             ------------
Net realized and unrealized loss............................                  (44,879,245)
                                                                             ------------
Net decrease in net assets resulting from operations........                 $(41,890,938)
                                                                             ------------
                                                                             ------------

                       See Notes to Financial Statements.
TD-20

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998              1997
                                                              ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................  $  2,988,307      $  2,418,652
  Net realized loss from investments and foreign currency      (24,805,823)       (3,846,233)
   transactions.............................................
  Net unrealized depreciation on investments................   (20,073,422)      (67,576,957)
                                                              ------------------------------
     Net decrease in net assets resulting from operations...   (41,890,938)      (69,004,538)
 Distributions to shareholders from:
  Net investment income:
   Class 1..................................................    (2,577,815)         (397,958)
   Class 2..................................................      (175,034)               --
  Net realized gains:
   Class 1..................................................    (1,492,419)         (298,468)
   Class 2..................................................      (107,443)               --
 Fund share transactions (Note 2):
   Class 1..................................................    60,604,424       157,129,181
   Class 2..................................................    10,581,714        13,354,870
                                                              ------------------------------
     Net increase in net assets.............................    24,942,489       100,783,087
Net assets:
 Beginning of year..........................................   173,028,253        72,245,166
                                                              ------------------------------
 End of year................................................  $197,970,742      $173,028,253
                                                              ------------------------------
                                                              ------------------------------
Undistributed net investment income included in net assets:
 End of year................................................  $  2,509,738      $  2,681,614
                                                              ------------------------------
                                                              ------------------------------

                       See Notes to Financial Statements.
                                                                          TD-21

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Developing Markets Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers in countries having developing markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Certain countries in which the Fund invests have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Fund's ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of December 31, 1998, the Fund has investments with a value of approximately $7 million in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

TD-22

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.) Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                 YEAR-ENDED-DECEMBER-31,
                                                              -------------------------------------------------------------
                                                                         1998                               1997
                                                              -------------------------------------------------------------
                                                                SHARES         AMOUNT              SHARES         AMOUNT
                                                              -------------------------------------------------------------
CLASS 1 SHARES:
Shares sold.................................................  11,021,993    $ 62,483,672         17,460,410    $161,550,248
Shares issued on reinvestment of distributions..............     591,604       4,070,234             66,963         696,426
Shares redeemed.............................................  (1,052,335)     (5,949,482)          (547,862)     (5,117,493)
                                                              -------------------------------------------------------------
Net increase................................................  10,561,262    $ 60,604,424         16,979,511    $157,129,181
                                                              -------------------------------------------------------------
                                                              -------------------------------------------------------------

                                                                                 YEAR-ENDED-DECEMBER-31,
                                                              -------------------------------------------------------------
                                                                         1998                              1997*
                                                              -------------------------------------------------------------
                                                                SHARES         AMOUNT              SHARES         AMOUNT
                                                              -------------------------------------------------------------
CLASS 2 SHARES:
Shares sold.................................................   4,365,526    $ 23,618,013          1,574,880    $ 14,398,499
Shares issued on reinvestment of distributions..............      41,058         282,477                 --              --
Shares redeemed.............................................  (2,472,343)    (13,318,776)          (130,096)     (1,043,629)
                                                              -------------------------------------------------------------
Net increase................................................   1,934,241    $ 10,581,714          1,444,784    $ 13,354,870
                                                              -------------------------------------------------------------
                                                              -------------------------------------------------------------
*Effective date of Class 2 shares was May 1, 1997.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Assets Management Ltd. (TAML), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

                                                                          TD-23

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

Legal fees of $9,087 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At December 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $293,955,327 was as follows:

Unrealized appreciation.....................................  $  12,171,870
Unrealized depreciation.....................................   (107,635,226)
                                                              -------------
Net unrealized depreciation.................................  $ (95,463,356)
                                                              -------------
                                                              -------------

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

At December 31, 1998, the Fund had tax basis capital losses of $22,600,000 which may be carried over to offset future capital gains. Such losses expire December 31, 2006.

At December 31, 1998, the Fund had deferred capital and currency losses occurring subsequent to October 31, 1998 of $1,500,000. For tax purposes, such losses will be reflected in the year ending December 31, 1999.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 aggregated $143,995,562 and $34,177,876, respectively.

TD-24

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Variable Products Series Fund

We have audited the accompanying statement of assets and liabilities, including the Statement of Investments, of the Templeton Developing Markets Fund, series of Templeton Variable Products Series Fund (the Trust) as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Templeton Developing Markets Fund, series of Templeton Variable Products Series Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                      /s/ McGladrey & Pullen, LLP

New York, New York
January 28, 1999

                                                                          TD-25

PAGE

                      This page intentionally left blank.


PAGE


                                                    TEMPLETON INTERNATIONAL FUND



Investment Goal: Templeton International Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.


Tremendous volatility and a dramatic regional divergence in stock market performance marked 1998. While many European markets turned in 20%+ returns, many stock markets in Asia and Latin America suffered substantial stock declines as several countries experienced economic contractions. The economic slowdown in Asia negatively impacted the price of numerous raw materials, from oil to metals, helping to drag down growth in countries dependent on exports of those materials, particularly Mexico, Brazil, Chile and Russia. While some of our Hong Kong investments performed well, Latin America continued to lag and negatively affected the Fund's 1998 performance. Our exposure to Latin America and cyclical industries were the main reasons behind the poor short-term performance of the Fund versus the MSCI EAFE Index.

During the reporting period, Europe continued to outperform most world markets due largely, we think, to tight fiscal policies, export-led economic recoveries (aided by the strong US dollar) and lower interest rates as governments moved towards meeting the January 1999 European Union convergence criteria. Many European companies responded to global competition by aggressively reducing costs, selling off unproductive assets and improving returns on invested capital. Reflecting the trends discussed above, the ten most significant contributors to the Fund's performance this year are all European holdings. Beneficiaries of lower interest rates included banks and financial services companies (AXA-UAP, Skandia, Julius Baer Holding and Zurich Allied AG). We took advantage of this strength and reduced our holdings of financial stocks we believed to be fully valued. We redeployed some of the funds into the UK, which we believe offers some of the best value in the world on a normalized basis.

While Europe turned in strong performance, the majority of emerging markets continued to struggle, held back by a number of factors including dependence on commodity exports, political instability or economic worries. Our emerging-market exposure hurt performance in 1998 but we continue to find compelling value and are focusing on companies which we feel have strong balance sheets, solid management teams and healthy growth prospects. Our investments in these markets are concentrated among the telecommunications providers such as Telefonos de Mexico SA (Telmex),


GEOGRAPHIC DISTRIBUTION
Templeton International Fund
Based on Total Net Assets
12/31/98


[This chart shows in pie format the geographic distribution of Templeton International Fund's portfolio holdings on December 31, 1998, based on total net assets.]


Europe                                  58.6%
Asia                                    12.5%
Latin America                            9.2%
North America                            5.9%
Australia/New Zealand                    4.4%
Middle East/Africa                       1.2%
Short-Term Investments &
 Other Net Assets                        8.2%


                                                                            TI-1

PAGE


TOP 10 HOLDINGS
Templeton International Fund
12/31/98


[This chart shows the top 10 holdings of Templeton International Fund on December 31, 1998, based on total net assets.]

COMPANY,
INDUSTRY,                                         % OF TOTAL
COUNTRY                                           NET ASSETS
------------------------------------------------------------
AXA-UAP
Financial Services, France                              3.0%

Zurich Allied AG
Insurance, Switzerland                                  2.7%

Merita AS
Banking, Finland                                        2.1%

Telecom Italia SpA, di Risp
Telecommunications, Italy                               1.7%

Bank Austria AG, 144A
Banking, Austria                                        1.7%

Newbridge Networks Corp.
Data Processing &
Reproduction, Canada                                    1.7%

Scor SA
Insurance, France                                       1.6%

Alcatel SA
Electrical & Electronics,
France                                                  1.5%

Banque Nationale de Paris
Banking, France                                         1.5%

National Westminster Bank Plc.
Banking, United Kingdom                                 1.5%




For a complete list of portfolio holdings, please see the Fund's Statement of Investments.


Telefonica de Argentina SA and Telecomunicacoes Brasileiras SA (Telebras), Oil and Gas (YPF Sociedad Anonima, Perez Companc SA) and consumer goods (Panamerican Beverages Inc.). Our Asian holdings are dominated by Hong Kong, trailed by small positions in Japan and South Korea. We remained significantly underweighted in Japanese stocks due to high valuations and our belief the Japanese economy may take some time to recover. During the year, many Asian countries implemented economic and stock market reforms, which appeared to have stabilized the region, and in the case of South Korea, led to an apparent recovery. However, we took a cautious approach to the region and focused on higher quality stocks. At the end of the reporting period the Fund's Asian weighting was just over 12% of total assets.

During the 12 months under review, we continued to scour the globe looking for out-of-favor securities trading at what we felt were depressed levels relative to long-term "normalized" earnings. To us, "normalized" represents what a company can earn in the middle of a typical economic cycle and requires us to forecast earnings and cash flow for five years. We purchase stocks we feel are cheap on a five-year basis and, on average, hold them for the same period. Consistent with our low-turnover approach, we made only slight adjustments to our country weightings during the reporting period. Our European exposure declined from 59.3% of total net assets to 58.6%, while our Asian position increased from 8.1% to 12.5% and our Latin American holdings fell from 10.5% to 9.2%.

Our security purchases in 1998 were not focused in a particular region or sector. We invested primarily in shares of companies struggling with near-term earnings shortfalls such as retailer Safeway Plc. and automotive component supplier Autoliv Inc. We also bought stock in Shell Transport & Trading Co. Plc. which owns approximately 40% of the Royal Dutch/Shell Group of companies, and added to our holdings of Newbridge Networks Corp.

Looking forward, we remain positively disposed towards international markets in the long term, but are concerned with short-term valuations. By purchasing out-of-favor securities trading at low valuations and maintaining a diversified Fund, we are attempting to reduce volatility while positioning the Fund for strong, long-term performance.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

TI-2

PAGE


It is important to remember that investments in foreign securities involve special risks including changes in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested. Developing markets involve similar but higher risks related to their smaller size and lesser liquidity. Small-company securities may have greater price swings than mid- or large-company securities. These risks are discussed in the prospectus.

We thank you for investing in Templeton International Fund and welcome your comments or suggestions.

Sincerely,

/s/PETER A. NORI

Peter A. Nori
Portfolio Manager
Templeton International Fund

                                                                            TI-3

PAGE


TEMPLETON
INTERNATIONAL FUND
CLASS 1

PERFORMANCE SUMMARY AS OF 12/31/98

TOTAL RETURN INDEX COMPARISON

$10,000 INVESTMENT (5/1/92 - 12/31/98)

The Morgan Stanley Capital International(R) Europe, Australasia (MSCI EAFE) Index includes approximately 1,000 companies representing the stock markets of 21 countries, and includes reinvested dividends. The Consumer Price Index (CPI) is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Sources for indices are Standard & Poor's Micropal and MSCI.

The following line graph hypothetically compares the performance of Templeton International Fund Class 1 shares to that of the MSCI EAFE Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/92 - 12/31/98.

[LINE GRAPH]

Total Return Index Comparison

                         Templeton International
                              Fund-Class I               MSCI EAFE Index          CPI
                  -----------------------------------------------------------------------
           5/1/92                $10,000                    $10,000              $10,000
          5/31/92                $9,960                     $10,649              $10,013
          6/30/92                $9,720                     $10,147              $10,049
          7/31/92                $9,570                     $9,891               $10,071
          8/31/92                $9,470                     $10,514              $10,099
          9/30/92                $9,270                     $10,310              $10,127
         10/31/92                $9,170                     $9,773               $10,163
         11/30/92                $9,250                     $9,868               $10,177
         12/31/92                $9,390                     $9,921               $10,171
          1/31/93                $9,440                     $9,923               $10,221
          2/28/93                $9,740                     $10,226              $10,257
          3/31/93                $10,040                    $11,120              $10,293
          4/30/93                $10,370                    $12,178              $10,321
          5/31/93                $10,640                    $12,439              $10,336
          6/30/93                $10,580                    $12,248              $10,350
          7/31/93                $10,770                    $12,679              $10,350
          8/31/93                $11,610                    $13,366              $10,379
          9/30/93                $11,570                    $13,069              $10,400
         10/31/93                $12,460                    $13,475              $10,443
         11/30/93                $12,510                    $12,300              $10,450
         12/31/93                $13,830                    $13,190              $10,450
          1/31/94                $14,610                    $14,308              $10,479
          2/28/94                $14,040                    $14,272              $10,515
          3/31/94                $13,328                    $13,660              $10,551
          4/30/94                $13,461                    $14,242              $10,566
          5/31/94                $13,543                    $14,164              $10,572
          6/30/94                $13,113                    $14,367              $10,608
          7/31/94                $13,880                    $14,509              $10,636
          8/31/94                $14,402                    $14,855              $10,680
          9/30/94                $14,105                    $14,390              $10,708
         10/31/94                $14,290                    $14,873              $10,716
         11/30/94                $13,666                    $14,162              $10,730
         12/31/94                $13,522                    $14,253              $10,730
          1/31/95                $13,164                    $13,710              $10,772
          2/28/95                $13,338                    $13,674              $10,815
          3/31/95                $13,338                    $14,530              $10,851
          4/30/95                $13,990                    $15,080              $10,887
          5/31/95                $14,425                    $14,905              $10,909
          6/30/95                $14,611                    $14,647              $10,930
          7/31/95                $15,335                    $15,563              $10,930
          8/31/95                $14,953                    $14,973              $10,959
          9/30/95                $15,335                    $15,269              $10,980
         10/31/95                $14,963                    $14,863              $11,016
         11/30/95                $15,232                    $15,280              $11,008
         12/31/95                $15,656                    $15,900              $11,001
          1/31/96                $16,122                    $15,969              $11,066
          2/29/96                $16,349                    $16,027              $11,102
          3/31/96                $16,391                    $16,371              $11,159
          4/30/96                $16,993                    $16,851              $11,202
          5/31/96                $17,225                    $16,546              $11,223
          6/30/96                $17,362                    $16,642              $11,230
          7/31/96                $16,740                    $16,160              $11,252
          8/31/96                $17,331                    $16,200              $11,273
          9/30/96                $17,668                    $16,634              $11,309
         10/31/96                $18,017                    $16,468              $11,345
         11/30/96                $18,967                    $17,128              $11,366
         12/31/96                $19,421                    $16,911              $11,366
          1/31/97                $19,684                    $16,323              $11,402
          2/28/97                $19,926                    $16,594              $11,436
          3/31/97                $20,080                    $16,658              $11,465
          4/30/97                $20,080                    $16,751              $11,479
          5/31/97                $20,968                    $17,845              $11,472
          6/30/97                $22,218                    $18,833              $11,485
          7/31/97                $23,183                    $19,141              $11,499
          8/31/97                $22,076                    $17,716              $11,521
          9/30/97                $23,896                    $18,712              $11,550
         10/31/97                $21,999                    $17,278              $11,579
         11/30/97                $21,889                    $17,106              $11,572
         12/31/97                $22,131                    $17,260              $11,558
          1/31/98                $22,295                    $18,053              $11,579
          2/28/98                $23,995                    $19,215              $11,602
          3/31/98                $25,610                    $19,811              $11,625
          4/30/98                $25,961                    $19,973              $11,646
          5/31/98                $25,622                    $19,880              $11,667
          6/30/98                $25,318                    $20,035              $11,681
          7/31/98                $25,540                    $20,243              $11,695
          8/31/98                $21,845                    $17,739              $11,709
          9/30/98                $21,131                    $17,200              $11,723
         10/31/98                $22,815                    $18,998              $11,751
         11/30/98                $24,113                    $19,976              $11,751
         12/31/98                $24,195                    $20,769              $11,744

[BEGIN CALL BOX]
EXPENSES: Performance reflects the Fund's Class 1 operating expenses, but does not include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.
[END CALL BOX]



PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

TEMPLETON INTERNATIONAL FUND - CLASS 1
PERIODS ENDED 12/31/98

                                                                                       SINCE
                                                                                     INCEPTION
                                                             1-YEAR       5-YEAR     (5/1/92)
----------------------------------------------------------------------------------------------
Cumulative Total Return                                       9.33%       74.95%      141.95%

Average Annual Total Return                                   9.33%       11.84%       14.17%

Value of $10,000 Investment                                 $10,933      $17,495      $24,195

                                 12/31/94     12/31/95     12/31/96     12/31/97     12/31/98
----------------------------------------------------------------------------------------------
One-Year Total Return              -2.22%       15.78%       24.04%       13.95%        9.33%

[BEGIN CALL BOX]
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
[END CALL BOX]
          Past performance cannot predict or guarantee future results.

TI-4

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Highlights

                                                                                         CLASS 1
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
                                                               1998           1997           1996           1995           1994
                                                         ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year....................         $20.18         $18.40         $15.13         $13.22         $13.83
                                                             --------------------------------------------------------------------
Income from investment operations:
 Net investment income................................            .60            .49            .43            .23            .12
 Net realized and unrealized gains (losses)...........           1.29           2.01           3.15           1.83           (.42)
                                                             --------------------------------------------------------------------
Total from investment operations......................           1.89           2.50           3.58           2.06           (.30)
                                                             --------------------------------------------------------------------
Less distributions from:
 Net investment income................................           (.49)          (.51)          (.24)          (.10)          (.08)
 Net realized gains...................................           (.89)          (.21)          (.07)          (.05)          (.23)
                                                             --------------------------------------------------------------------
Total distributions...................................          (1.38)          (.72)          (.31)          (.15)          (.31)
                                                             --------------------------------------------------------------------
Net asset value, end of year..........................         $20.69         $20.18         $18.40         $15.13         $13.22
                                                             --------------------------------------------------------------------
                                                             --------------------------------------------------------------------
Total Return*.........................................          9.33%         13.95%         24.04%         15.78%        (2.22)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).......................       $980,470       $938,410       $682,984       $353,141       $150,090
Ratios to average net assets:
 Expenses.............................................           .86%           .81%           .65%           .71%           .83%
 Net investment income................................          2.81%          2.70%          3.23%          2.36%          1.89%
Portfolio turnover rate...............................         29.56%         16.63%          9.46%          5.19%          6.32%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.
                                                                           TI-5

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Highlights (continued)

                                                                        CLASS 2
                                                                -----------------------
                                                                YEAR ENDED DECEMBER 31,
                                                                -----------------------
                                                                 1998            1997+
                                                                -----------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $20.14          $18.40
                                                                -----------------------
Income from investment operations:
 Net investment income......................................        .59             .07
 Net realized and unrealized gains..........................       1.25            1.67
                                                                -----------------------
Total from investment operations............................       1.84            1.74
                                                                -----------------------
Less distributions from:
 Net investment income......................................       (.48)             --
 Net realized gains.........................................       (.89)             --
                                                                -----------------------
Total distributions.........................................      (1.37)             --
                                                                -----------------------
Net asset value, end of year................................     $20.61          $20.14
                                                                -----------------------
                                                                -----------------------
Total Return*...............................................      9.08%           9.46%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $39,886         $17,606
Ratios to average net assets:
 Expenses...................................................      1.11%           1.13%**
 Net investment income......................................      2.69%           1.14%**
Portfolio turnover rate.....................................     29.56%          16.63%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COSTS OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
+FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997.
                       See Notes to Financial Statements.
TI-6

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                 COUNTRY          SHARES           VALUE
                                                                 ---------------------------------------
COMMON STOCKS 89.8%
AEROSPACE & MILITARY TECHNOLOGY .1%
Hong Kong Aircraft Engineering Co. Ltd. ....................    Hong Kong         1,069,000    $    1,462,635
                                                                                               --------------
APPLIANCES & HOUSEHOLD DURABLES 1.3%
Sony Corp. .................................................      Japan             175,100        12,775,470
                                                                                               --------------
AUTOMOBILES 4.8%
Autoliv Inc. ...............................................      Sweden             48,550         1,805,453
Autoliv Inc., SDR...........................................      Sweden            358,450        12,868,434
Fiat SpA....................................................      Italy           2,552,500         8,863,632
Volkswagen AG...............................................     Germany            156,000        12,625,360
Volvo AB, B.................................................      Sweden            547,000        12,551,753
                                                                                               --------------
                                                                                                   48,714,632
                                                                                               --------------
BANKING 12.2%
Banco Popular Espanol SA....................................      Spain              64,000         4,832,897
*Bangkok Bank Public Co. Ltd., fgn. ........................     Thailand         2,763,800         5,704,830
Bank Austria AG, 144A.......................................     Austria            340,000        17,298,266
Banque Nationale de Paris...................................      France            188,986        15,568,966
Credicorp Ltd. .............................................       Peru             292,160         2,629,440
Den Norske Bank.............................................      Norway          1,880,000         6,489,566
Foreningssparbanken AB, A...................................      Sweden            152,000         3,937,921
HSBC Holdings Plc., ADR.....................................    Hong Kong            35,800         8,918,519
Merita AS...................................................     Finland          3,400,000        21,621,835
National Bank of Canada.....................................      Canada            440,000         7,104,167
National Westminster Bank Plc. .............................  United Kingdom        787,342        15,169,155
*Shinhan Bank Co. Ltd. .....................................   South Korea           35,343           270,400
Unibanco Uniao de Bancos Brasileiros SA, GDR................      Brazil             99,500         1,436,531
Unidanmark AS, A............................................     Denmark            150,000        13,551,732
                                                                                               --------------
                                                                                                  124,534,225
                                                                                               --------------
BUILDING MATERIALS & COMPONENTS .5%
Caradon Plc. ...............................................  United Kingdom      3,170,730         5,380,825
                                                                                               --------------
BUSINESS & PUBLIC SERVICES .8%
TNT Post Group NV...........................................   Netherlands          263,235         8,486,022
                                                                                               --------------
CHEMICALS 2.5%
Akzo Nobel NV...............................................   Netherlands           68,000         3,097,991
Kemira OY...................................................     Finland          1,088,632         7,847,507
Rhone-Poulenc SA, A.........................................      France            279,800        14,405,227
                                                                                               --------------
                                                                                                   25,350,725
                                                                                               --------------
DATA PROCESSING & REPRODUCTION 1.7%
*Newbridge Networks Corp. ..................................      Canada            564,260        17,139,398
                                                                                               --------------
ELECTRICAL & ELECTRONICS 3.4%
ABB AG, Br. ................................................   Switzerland            4,000         4,688,751
Alcatel SA..................................................      France            127,875        15,657,603
Philips Electronics NV......................................   Netherlands          218,000        14,636,330
                                                                                               --------------
                                                                                                   34,982,684
                                                                                               --------------
ENERGY SOURCES 4.3%
Perez Companc SA, B.........................................    Argentina         1,975,000         8,361,776
Shell Transport & Trading Co. Plc. .........................  United Kingdom      1,874,973        11,479,745
Societe Elf Aquitaine SA, Br. ..............................      France             87,200        10,083,993
Total SA, B.................................................      France             70,000         7,092,478
YPF Sociedad Anonima, ADR...................................    Argentina           228,600         6,386,513
                                                                                               --------------
                                                                                                   43,404,505
                                                                                               --------------
FINANCIAL SERVICES 4.0%
AXA-UAP.....................................................      France            208,300        30,203,537
ING Groep NV................................................   Netherlands          177,736        10,843,913
                                                                                               --------------
                                                                                                   41,047,450
                                                                                               --------------

                                                                           TI-7

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                 COUNTRY          SHARES           VALUE
                                                                 ---------------------------------------
COMMON STOCKS (CONT.)
FOOD & HOUSEHOLD PRODUCTS 2.4%
Illovo Sugar Ltd. ..........................................   South Africa       3,005,800    $    3,193,447
Northern Foods Plc. ........................................  United Kingdom      2,245,907         5,249,978
Panamerican Beverages Inc., A...............................      Mexico            258,900         5,647,256
Tate & Lyle Plc. ...........................................  United Kingdom      1,763,000         9,826,221
                                                                                               --------------
                                                                                                   23,916,902
                                                                                               --------------
FOREST PRODUCTS & PAPER 3.6%
*Asia Pulp & Paper Co. Ltd., ADR............................    Indonesia           369,600         3,026,100
Assidomaen AB...............................................      Sweden            135,100         2,133,386
Cartiere Burgo SpA..........................................      Italy             434,800         2,812,983
Fletcher Challenge Ltd. Forestry Division...................   New Zealand        4,619,765         1,537,449
Metsa Serla OY, B...........................................     Finland            380,750         3,045,459
Norske Skogindustrier ASA, A................................      Norway            176,400         5,116,734
Sappi Ltd. .................................................   South Africa         412,354         1,594,671
Stora Enso OY, R............................................     Finland            400,000         4,028,913
Stora Kopparbergs Bergslags AB, B...........................      Sweden            300,000         3,330,948
UPM-Kymmene Corp. ..........................................     Finland            351,000         9,843,583
                                                                                               --------------
                                                                                                   36,470,226
                                                                                               --------------
HEALTH & PERSONAL CARE 2.4%
Medeva Plc. ................................................  United Kingdom      3,190,000         5,625,821
Novartis AG.................................................   Switzerland            2,606         5,122,825
Teva Pharmaceutical Industries Ltd., ADR....................      Israel            335,200        13,638,450
                                                                                               --------------
                                                                                                   24,387,096
                                                                                               --------------
INDUSTRIAL COMPONENTS 1.1%
BTR Plc. ...................................................  United Kingdom      2,474,062         5,062,967
Madeco Manufacturera de Cobre SA, ADR.......................      Chile             190,000         1,591,250
SKF AB, B...................................................      Sweden            193,900         2,260,548
Yamato Kogyo Co. Ltd. ......................................      Japan             420,000         2,435,106
                                                                                               --------------
                                                                                                   11,349,871
                                                                                               --------------
INSURANCE 8.7%
Ace Ltd. ...................................................     Bermuda            320,545        11,038,768
Exel Ltd. ..................................................     Bermuda            170,450        12,783,750
National Mutual Asia Ltd. ..................................    Hong Kong        11,930,000         8,931,427
Partnerre Ltd. .............................................     Bermuda            269,000        12,306,750
SCOR SA.....................................................      France            250,000        16,536,286
Zurich Allied AG............................................   Switzerland           37,000        27,396,432
                                                                                               --------------
                                                                                                   88,993,413
                                                                                               --------------
MERCHANDISING 2.3%
David Jones Ltd. ...........................................    Australia         2,225,500         2,457,019
Safeway Plc. ...............................................  United Kingdom      2,197,408        10,958,706
Storehouse..................................................  United Kingdom      3,498,781         7,974,927
Takashimaya Co. Ltd. .......................................      Japan             292,984         2,470,104
                                                                                               --------------
                                                                                                   23,860,756
                                                                                               --------------
METALS & MINING 3.9%
Angang New Steel Company Ltd., H, 144A......................      China          22,414,000         1,533,372
Anglo American Platinum Corp. Ltd. .........................   South Africa         518,809         7,117,060
Boehler-Uddeholm AG.........................................     Austria             27,210         1,267,110
Boehler-Uddeholm AG, 144A...................................     Austria             33,800         1,573,991
British Steel Plc. .........................................  United Kingdom      4,090,000         6,243,366
+Chongqing Iron & Steel Ltd., H.............................      China          25,564,000         1,253,906
Ispat International NV......................................   Netherlands          227,600         1,763,900
Pechiney SA, A..............................................      France            136,212         4,450,018
Pohang Iron & Steel Co. Ltd. ...............................   South Korea           85,000         5,414,111
WMC Ltd. ...................................................    Australia         2,870,000         8,660,750
                                                                                               --------------
                                                                                                   39,277,584
                                                                                               --------------

TI-8

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                 COUNTRY          SHARES           VALUE
                                                                 ---------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY 5.5%
Alfa SA de CV, A............................................      Mexico          2,550,000    $    7,180,738
Broken Hill Proprietary Co. Ltd. ...........................    Australia         1,210,543         8,923,948
Cheung Kong Holdings Ltd. ..................................    Hong Kong           850,000         6,116,687
Elementis Plc. .............................................  United Kingdom      2,052,331         2,851,171
Hutchison Whampoa Ltd. .....................................    Hong Kong         1,350,000         9,540,482
Next Plc. ..................................................  United Kingdom      1,515,000        12,300,474
*Saab AB, B.................................................      Sweden            703,550         7,377,649
Swire Pacific Ltd., A.......................................    Hong Kong           400,000         1,791,603
                                                                                               --------------
                                                                                                   56,082,752
                                                                                               --------------
REAL ESTATE .3%
New Asia Realty and Trust Co. Ltd., A.......................    Hong Kong         2,670,000         2,826,035
                                                                                               --------------
TELECOMMUNICATIONS 11.2%
British Telecommunications Plc. ............................  United Kingdom        995,403        15,012,608
*Cable & Wireless Optus Ltd. ...............................    Australia         3,417,600         7,189,917
Compania De Telecomunicaciones De Chile SA, ADR.............      Chile             422,400         8,738,400
Hong Kong Telecommunications Ltd. ..........................    Hong Kong         5,427,349         9,492,475
Koninklijke KPN NV..........................................   Netherlands          263,235        13,184,894
Telecom Italia SpA, di Risp.................................      Italy           2,832,750        17,802,803
*Telecomunicacoes Brasileiras SA (Telebras), ADR............      Brazil            156,170        11,351,607
Telefonica de Argentina SA, B, ADR..........................    Argentina           299,800         8,375,663
Telefonica del Peru SA, B...................................       Peru           3,000,000         3,773,764
Telefonica del Peru SA, B, ADR..............................       Peru              29,000           367,938
Telefonica SA, ADR..........................................      Spain              71,400         9,665,775
Telefonos de Mexico SA (Telmex), L, ADR.....................      Mexico            191,300         9,313,919
                                                                                               --------------
                                                                                                  114,269,763
                                                                                               --------------
TRANSPORTATION 3.5%
Hitachi Zosen Corp. ........................................      Japan           3,342,000         4,621,915
Koninklijke Nedlloyd Groep NV...............................   Netherlands          216,300         2,939,015
Mayne Nickless Ltd., A......................................    Australia         2,414,474         8,959,554
Peninsular & Oriental Steam Navigation Co. .................  United Kingdom        792,650         9,363,306
Qantas Airways Ltd., ADR, 144A..............................    Australia           231,900         4,724,963
Singapore Airlines Ltd., fgn. ..............................    Singapore           736,500         5,401,000
                                                                                               --------------
                                                                                                   36,009,753
                                                                                               --------------
UTILITIES ELECTRICAL & GAS 9.3%
BG Plc. ....................................................  United Kingdom      2,020,588        12,766,297
*Centrica Plc. .............................................  United Kingdom      1,870,000         3,756,801
*Evn AG.....................................................     Austria             48,600         6,884,558
Gener SA, ADR...............................................      Chile               2,700            43,200
Hong Kong Electric Holdings Ltd. ...........................    Hong Kong         4,062,365        12,322,512
Iberdrola SA, Br. ..........................................      Spain             754,500        14,137,335
Korea Electric Power Corp. .................................   South Korea          269,000         6,666,279
National Grid Group Plc. ...................................  United Kingdom        953,785         7,585,213
National Power Plc. ........................................  United Kingdom        516,000         4,558,622
Shandong Huaneng Power Development Co. Ltd., ADR............      China             100,000           456,250
Thames Water Group Plc. ....................................  United Kingdom        747,372        14,461,253
VEBA AG.....................................................     Germany            183,000        10,844,200
                                                                                               --------------
                                                                                                   94,482,520
                                                                                               --------------
TOTAL COMMON STOCKS (COST $775,613,097).....................                                      915,205,242
                                                                                               --------------
PREFERRED STOCKS 2.0%
Banco Bradesco SA BBD pfd. .................................      Brazil        896,769,450         4,972,775
*Banco Bradesco SA BBD pfd., rts. ..........................      Brazil         37,170,324            21,165
Cia Vale do Rio Doce, A, ADR, pfd. .........................      Brazil            335,000         4,297,538
Lojas Americanas SA, pfd. ..................................      Brazil        312,058,451         1,510,898
News Corp. Ltd., ADR, pfd. .................................    Australia            95,900         2,367,531
SBC Communications Inc., cvt., pfd. ........................      Mexico            120,000         5,340,000

                                                                           TI-9

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                 COUNTRY          SHARES           VALUE
                                                                 ---------------------------------------
PREFERRED STOCKS (CONT.)
*Tele Leste Celular Participacoes SA, pfd. .................      Brazil          4,866,533    $        2,819
*Tele Sudeste Celular Participacoes SA, pfd. ...............      Brazil          4,866,533            20,542
*Telecomunicacoes De Minas Gerais Celular Telemig, pfd. ....      Brazil          1,705,000            33,444
*Telesp Celular Participacoes SA, pfd. .....................      Brazil          4,866,533            35,847
*Telesp Participacoes SA, pfd. .............................      Brazil          4,866,533           110,763
Usinas Siderugicas de Minas Gerais, Sponsored ADR...........      Brazil            970,000         2,143,513
                                                                                               --------------
TOTAL PREFERRED STOCKS (COST $40,138,146)...................                                       20,856,835
                                                                                               --------------
                                                                                 PRINCIPAL
                                                                                 AMOUNT**
                                                                                 --------
SHORT TERM INVESTMENTS (COST $52,513,238) 5.1%
Federal Farm Credit Banks, 4.90%, 3/01/99...................  United States     $50,000,000        49,991,400
U.S. Treasury Bills, 4.60%, 1/21/99.........................  United States       2,520,000         2,514,792
                                                                                               --------------
TOTAL SHORT TERM INVESTMENTS................................                                       52,506,192
                                                                                               --------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST
  $868,264,481).............................................                                      988,568,269
                                                                                               --------------
(a)REPURCHASE AGREEMENT (COST $40,646,000) 4.0%
Barclays Bank Plc., 4.75%, 1/04/99 (Maturity Value
  $40,667,452) Collateralized by U.S. Treasury Notes and
  Bonds.....................................................  United States      40,646,000        40,646,000
                                                                                               --------------
TOTAL INVESTMENTS (COST $908,910,481) 100.9%................                                    1,029,214,269
OTHER ASSETS, LESS LIABILITIES (.9%)........................                                       (8,858,105)
                                                                                               --------------
TOTAL NET ASSETS 100.0%.....................................                                   $1,020,356,164
                                                                                               --------------
                                                                                               --------------

*NON INCOME PRODUCING.
**SECURITIES TRADED IN U.S. DOLLARS.
(a)AT DECEMBER 31, 1998, ALL REPURCHASE AGREEMENTS HELD BY THE FUND HAD BEEN ENTERED INTO ON THAT DATE.
+THE INVESTMENT COMPANY ACT OF 1940 DEFINES "AFFILIATED COMPANIES" AS INVESTMENTS IN PORTFOLIO COMPANIES IN WHICH THE FUND OWNS 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES. INVESTMENTS IN AFFILIATED COMPANIES AT DECEMBER 31, 1998 WERE $1,253,906.
                       See Notes to Financial Statements.
TI-10

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in securities, at value (cost $868,264,481)....  $  988,568,269
 Repurchase agreement, at value and cost....................      40,646,000
 Cash.......................................................         127,428
 Receivables:
  Investment securities sold................................       1,168,587
  Fund shares sold..........................................         990,335
  Dividends and interest....................................       5,054,569
                                                              --------------
     Total assets...........................................   1,036,555,188
                                                              --------------
Liabilities:
 Payables:
  Investment securities purchased...........................       9,924,373
  Fund shares redeemed......................................       5,337,290
  To affiliates.............................................         655,969
 Accrued expenses...........................................         281,392
                                                              --------------
     Total liabilities......................................      16,199,024
                                                              --------------
Net assets, at value........................................  $1,020,356,164
                                                              ==============
Net assets consist of:
 Undistributed net investment income........................  $   28,186,871
 Net unrealized appreciation................................     120,303,788
 Accumulated net realized gain..............................      95,341,431
 Beneficial shares..........................................     776,524,074
                                                              --------------
Net assets, at value........................................  $1,020,356,164
                                                              ==============
CLASS 1:
 Net asset value per share ($980,469,840 / 47,399,690 shares
   outstanding).............................................          $20.69
                                                              ==============
CLASS 2:
 Net asset value per share ($39,886,324 / 1,935,511 shares
  outstanding)..............................................          $20.61
                                                              ==============

                       See Notes to Financial Statements.
                                                                          TI-11

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Investment Income:
 (net of foreign taxes of $3,722,358)
 Dividends..................................................  $31,386,965
 Interest...................................................    6,412,315
                                                              -----------
      Total investment income...............................                $ 37,799,280
Expenses:
 Management fees (Note 3)...................................    7,098,752
 Administrative fees (Note 3)...............................      986,271
 Distribution fees - Class 2 (Note 3).......................       74,364
 Custodian fees.............................................      437,000
 Reports to shareholders....................................      217,800
 Registration and filing fees...............................        6,000
 Professional fees..........................................       29,000
 Trustees' fees and expenses................................       22,000
 Other......................................................       31,763
                                                              -----------
      Total expenses........................................                   8,902,950
                                                                            ------------
            Net investment income...........................                  28,896,330
                                                                            ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................   96,938,963
  Foreign currency transactions.............................   (1,060,210)
                                                              -----------
      Net realized gain.....................................                  95,878,753
      Net unrealized depreciation on investments............                 (37,191,402)
                                                                            ------------
Net realized and unrealized gain............................                  58,687,351
                                                                            ------------
Net increase in net assets resulting from operations........                $ 87,583,681
                                                                            ------------
                                                                            ------------

                       See Notes to Financial Statements.
TI-12

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                   1998               1997
                                                              --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................  $   28,896,330      $ 22,938,035
  Net realized gain from investments and foreign currency
   transactions.............................................      95,878,753        44,773,859
  Net unrealized appreciation (depreciation) on
   investments..............................................     (37,191,402)       33,944,248
                                                              --------------------------------
     Net increase in net assets resulting from operations...      87,583,681       101,656,142
 Distributions to shareholders from:
  Net investment income:
   Class 1..................................................     (22,916,242)      (19,635,324)
   Class 2..................................................        (505,990)               --
  Net realized gains:
   Class 1..................................................     (40,971,463)       (7,892,630)
   Class 2..................................................        (929,242)               --
 Fund share transactions (Note 2):
   Class 1..................................................      22,012,097       180,999,255
   Class 2..................................................      20,066,468        17,905,036
                                                              --------------------------------
     Net increase in net assets.............................      64,339,309       273,032,479
Net assets:
 Beginning of year..........................................     956,016,855       682,984,376
                                                              --------------------------------
 End of year................................................  $1,020,356,164      $956,016,855
                                                              --------------------------------
                                                              --------------------------------
Undistributed net investment income included in net assets:
 End of year................................................  $   28,186,871      $ 22,712,773
                                                              --------------------------------
                                                              --------------------------------

                       See Notes to Financial Statements.
                                                                          TI-13

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton International Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

TI-14

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                                         1998                                1997
                                                              ---------------------------------------------------------------
                                                                SHARES         AMOUNT               SHARES         AMOUNT
                                                              ---------------------------------------------------------------
CLASS 1 SHARES:
Shares sold.................................................   6,749,923    $ 142,271,216         13,166,780    $ 258,892,155
Shares issued on reinvestment of distributions..............   3,071,524       63,887,704          1,502,617       27,527,954
Shares redeemed.............................................  (8,923,288)    (184,146,823)        (5,280,097)    (105,420,854)
                                                              ---------------------------------------------------------------
Net increase................................................     898,159    $  22,012,097          9,389,300    $ 180,999,255
                                                              ---------------------------------------------------------------
                                                              ---------------------------------------------------------------

                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                                         1998                               1997*
                                                              ---------------------------------------------------------------
                                                                SHARES         AMOUNT               SHARES         AMOUNT
                                                              --------------------------------------------------------------
CLASS 2 SHARES:
Shares sold.................................................   8,195,067    $ 161,830,748          1,240,830    $ 25,401,552
Shares issued on reinvestment of distributions..............      69,167        1,435,233                 --              --
Shares redeemed.............................................  (7,203,053)    (143,199,513)          (366,500)     (7,496,516)
                                                              --------------------------------------------------------------
Net increase................................................   1,061,181    $  20,066,468            874,330    $ 17,905,036
                                                              --------------------------------------------------------------
                                                              --------------------------------------------------------------
*Effective date of Class 2 shares was May 1, 1997.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

                                                                          TI-15

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

Legal fees of $16,119 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At December 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $ 250,688,336
Unrealized depreciation.....................................   (130,384,548)
                                                              -------------
Net unrealized appreciation.................................  $ 120,303,788
                                                              -------------
                                                              -------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 aggregated $305,520,400 and $268,478,009, respectively.

TI-16

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Variable Products Series Fund

We have audited the accompanying statement of assets and liabilities, including the Statement of Investments, of the Templeton International Fund, series of Templeton Variable Products Series Fund (the Trust) as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Templeton International Fund, series of Templeton Variable Products Series Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                      McGladrey & Pullen, LLP

New York, New York
January 28, 1999

                                                                          TI-17

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Templeton International Fund hereby designates $95,248,601 as a capital gain dividend for the fiscal year ended December 31, 1998.

Under Section 854(b)(2) of the Internal Revenue Code, the Templeton International Fund hereby designates 1.17% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1998.

TI-18

PAGE


                                                            TEMPLETON STOCK FUND



Investment Goal: Templeton Stock Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world.


During the 12 months under review, global stock markets experienced severe volatility and provided mixed results. Although benign inflation and low interest rates contributed to a considerable rise in U.S. and European stock markets, Asia's financial turmoil and Russia's economic meltdown helped lead to disappointing performances in many emerging markets.

NORTH AMERICA

The U.S. equity market surged upward during the reporting period, as the Standard & Poor's(R) 500 Stock Index delivered a return of more than 20% for the fourth consecutive year.(1) Within this environment, finding U.S. stocks that meet our value criteria proved difficult, and at the end of the reporting period, the Fund was underweighted in domestic holdings compared to the Morgan Stanley Capital International(R) (MSCI) World Index.(2) However, two of our holdings, Ford Motor Co. and Home Depot Inc., rose 81.9% and 107.9%, respectively, and we sold our American Express shares at a significant profit.

EUROPE

During the past three years, Europe continued to progress toward a single currency, as a number of European countries tightened fiscal policy to meet membership requirements of the European Economic Union. Italy and Spain reduced inflation and public debt, the French and German economies slowed, and interest rates throughout Europe fell. Although many European stock markets performed well in 1998, our value style of investing made it difficult to find bargain stocks there. However, we initiated a position in Firstbus Plc., a U.K. transportation company. During the period our holdings of Astra AB, A&B and Telefonica SA rose considerably, and we sold shares of Lex Service Plc., a major auto retailer, at a substantial profit.


GEOGRAPHIC DISTRIBUTION
Templeton Stock Fund
Based on Total Net Assets
12/31/98



[This chart shows in pie format the geographich distribution of Templeton Stock Fund's portfolio holdings on December 31, 1998, based on total net assets.]


[Pie Chart Appears Here]


Europe                                       49.4%
North America                                28.0%
Latin America                                 9.4%
Asia                                          7.5%
Australia/New Zealand                         4.9%
Middle East/Africa                            0.7%
Short-Term Investments &
 Other Net Assets                             0.1%



TOP TEN COUNTRIES
REPRESENTED IN THE FUND
Templeton Stock Fund
12/31/98


[This chart shows in table format the top 10 countries represented in Templeton Stock Fund as of December 31, 1998, based on total net assets.]


                                             % OF TOTAL
COUNTRY                                      NET ASSETS
-------------------------------------------------------
United States                                     21.6%
United Kingdom                                    10.6%
France                                             9.8%
Netherlands                                        6.3%
Sweden                                             5.4%
Hong Kong                                          4.5%
Australia                                          4.0%
Spain                                              4.0%
Brazil                                             3.9%
Switzerland                                        3.9%



(1). Source: Standard & Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

(2). The MSCI World Index includes approximately 1,500 companies representing the stock markets of 22 countries, including the U.S., Canada, the United Kingdom, and Japan.

                                                                            TS-1

PAGE


TOP 10 HOLDINGS
Templeton Stock Fund
12/31/98


[The following chart shows in table format the top 10 holdings of in Templeton Stock Fund as of December 31, 1998, based on total net assets.]


COMPANY,
INDUSTRY,                                              % OF TOTAL
COUNTRY                                                NET ASSETS
-----------------------------------------------------------------
Intel Corp.
Electronic Components &
Instruments, U.S.                                            2.7%

Zurich Allied AG
Insurance, Switzerland                                       2.5%

AXA-UAP
Financial Services, France                                   2.5%

Iberdrola SA, Br.
Utilities Electric & Gas, Spain                              2.0%

Rhone-Poulenc SA, A
Chemicals, France                                            1.9%

ING Groep NV
Financial Services,
Netherlands                                                  1.9%

Safeway Plc.
Merchandising,
United Kingdom                                               1.8%

Motorola Inc.
Electrical & Electronics, U.S.                               1.8%

Fannie Mae
Financial Services, U.S.                                     1.8%

Antec Corp.
Electrical & Electronics, U.S.                               1.7%

For a complete list of portfolio holdings, please see the Fund's Statement of Investments.


ASIA

Although many Asian stock markets rallied toward the end of the reporting period, this region continued to be a difficult environment for investors for many reasons, including concerns about debt repayments, currency devaluations and corporate bankruptcies. Compared to the MSCI World Index, we were underweighted in Asia (especially in Japan, where we felt most share prices were overvalued), and on December 31, 1998, our Asian exposure represented only 7.5% of total net assets.

LATIN AMERICA

Throughout the year, Asia's economic malaise and Russia's financial collapse were among the events that negatively impacted Latin American equity markets, where we were overweighted compared to the Morgan Stanley Capital International(R) (MSCI) World Index.(2) Because of its heavy debt refinancing schedule and overvalued currency, Brazil, in particular, was placed in an extremely vulnerable position. Apparently, believing that the Brazilian government would be forced to devalue the real (its currency) to make exports more competitive, a number of investors withdrew money from Brazil, and its stock market plummeted 38.2% during the reporting period.(3) Many investors seemed to think that most emerging-market economies were at risk, and other South American equity markets also plunged. Taking advantage of price declines, we initiated a position in Perez Companc SA, B, one of Argentina's largest oil and gas companies.

Looking forward, we are optimistic about international equity markets' long-term prospects, but believe significant risks still exist for global investors. Many nations now depend on exports to the U.S., and if consumer demand slackens there, the global economy could be hurt.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic


(2). The MSCI World Index includes approximately 1,500 companies representing the stock markets of 22 countries, including the U.S., Canada, the United Kingdom, and Japan.

(3). Source: Bloomberg. Market return is measured in U.S. dollars and includes reinvested dividends.

TS-2

PAGE


conditions are changing constantly, which may affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

It is important to remember that foreign securities investments involve special risks including changes in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested. Developing markets involve similar but heightened risks related to their smaller size and lesser liquidity.
These risks are discussed in the prospectus.

We thank you for investing in Templeton Stock Fund and welcome your comments or suggestions.

Sincerely,

/s/MARK R. BEVERIDGE

Mark R. Beveridge, CFA, CIC
Portfolio Manager
Templeton Stock Fund

                                                                            TS-3

PAGE


Templeton Stock Fund
Class 1

PERFORMANCE SUMMARY AS OF 12/31/98

TOTAL RETURN INDEX COMPARISON

$10,000 INVESTMENT (1/1/89 - 12/31/98)

The MSCI World Index includes approximately 1,500 companies representing the stock markets of 22 countries, and includes reinvested dividends. The Consumer Price Index (CPI) is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Sources for indices are Standard & Poor's Micropal and MSCI.


[The following line graph hypothetically compares the performance of Templeton Stock Fund Class 1 shares to that of the MSCI EAFE Index and the Consumer Price Index (CPI), based on a $10,000 investment from 1/1/89 -12/31/98.]

[LINE GRAPH]

Total Return Index Comparison
                  Templeton Stock Fund-Class I  MSCI World Index       CPI
       -----------------------------------------------------------------------
          1/1/89            $10,000                 $10,000          $10,000
         1/31/89            $10,467                 $10,364          $10,051
         2/28/89            $10,282                 $10,300          $10,091
         3/31/89            $10,478                 $10,236          $10,149
         4/30/89            $10,721                 $10,474          $10,216
         5/31/89            $10,692                 $10,218          $10,274
         6/30/89            $10,526                 $10,105          $10,299
         7/31/89            $11,219                 $11,248          $10,324
         8/31/89            $11,502                 $10,978          $10,341
         9/30/89            $11,473                 $11,290          $10,373
        10/31/89            $10,809                 $10,915          $10,424
        11/30/89            $10,985                 $11,353          $10,448
        12/31/89            $11,463                 $11,719          $10,464
         1/31/90            $11,043                 $11,174          $10,572
         2/28/90            $11,112                 $10,697          $10,622
         3/31/90            $11,309                 $10,053          $10,680
         4/30/90            $10,882                  $9,909          $10,697
         5/31/90            $11,706                 $10,955          $10,722
         6/30/90            $11,716                 $10,879          $10,780
         7/31/90            $11,716                 $10,980          $10,821
         8/31/90            $10,872                  $9,954          $10,920
         9/30/90             $9,878                  $8,906          $11,012
        10/31/90             $9,749                  $9,739          $11,078
        11/30/90            $10,047                  $9,581          $11,102
        12/31/90            $10,216                  $9,784          $11,102
         1/31/91            $10,772                 $10,143          $11,169
         2/28/91            $11,498                 $11,084          $11,186
         3/31/91            $11,418                 $10,759          $11,202
         4/30/91            $11,429                 $10,845          $11,218
         5/31/91            $11,797                 $11,093          $11,251
         6/30/91            $11,194                 $10,410          $11,285
         7/31/91            $11,868                 $10,903          $11,302
         8/31/91            $12,042                 $10,870          $11,334
         9/30/91            $12,144                 $11,157          $11,385
        10/31/91            $12,298                 $11,340          $11,401
        11/30/91            $11,960                 $10,848          $11,434
        12/31/91            $13,003                 $11,640          $11,443
         1/31/92            $13,044                 $11,426          $11,459
         2/29/92            $13,463                 $11,230          $11,501
         3/31/92            $13,187                 $10,704          $11,559
         4/30/92            $13,626                 $10,854          $11,575
         5/31/92            $14,128                 $11,288          $11,592
         6/30/92            $13,783                 $10,912          $11,633
         7/31/92            $13,814                 $10,942          $11,659
         8/31/92            $13,522                 $11,210          $11,691
         9/30/92            $13,532                 $11,109          $11,724
        10/31/92            $13,407                 $10,811          $11,766
        11/30/92            $13,647                 $11,006          $11,782
        12/31/92            $13,929                 $11,097          $11,775
         1/31/93            $14,117                 $11,136          $11,833
         2/28/93            $14,441                 $11,402          $11,874
         3/31/93            $14,907                 $12,065          $11,916
         4/30/93            $15,141                 $12,626          $11,949
         5/31/93            $15,621                 $12,920          $11,965
         6/30/93            $15,706                 $12,813          $11,982
         7/31/93            $15,940                 $13,079          $11,982
         8/31/93            $16,983                 $13,681          $12,015
         9/30/93            $17,111                 $13,430          $12,040
        10/31/93            $17,835                 $13,802          $12,090
        11/30/93            $17,388                 $13,024          $12,098
        12/31/93            $18,666                 $13,663          $12,098
         1/31/94            $19,699                 $14,567          $12,132
         2/28/94            $18,996                 $14,381          $12,174
         3/31/94            $18,115                 $13,763          $12,215
         4/30/94            $18,395                 $14,191          $12,232
         5/31/94            $18,643                 $14,230          $12,239
         6/30/94            $18,104                 $14,193          $12,281
         7/31/94            $19,020                 $14,465          $12,313
         8/31/94            $19,710                 $14,904          $12,364
         9/30/94            $19,106                 $14,515          $12,397
        10/31/94            $19,300                 $14,930          $12,406
        11/30/94            $18,481                 $14,285          $12,422
        12/31/94            $18,255                 $14,426          $12,422
         1/31/95            $18,029                 $14,213          $12,471
         2/28/95            $18,573                 $14,423          $12,521
         3/31/95            $18,902                 $15,120          $12,562
         4/30/95            $19,626                 $15,650          $12,604
         5/31/95            $20,361                 $15,787          $12,629
         6/30/95            $20,833                 $15,785          $12,654
         7/31/95            $21,864                 $16,578          $12,653
         8/31/95            $21,634                 $16,212          $12,688
         9/30/95            $22,248                 $16,687          $12,711
        10/31/95            $21,743                 $16,428          $12,753
        11/30/95            $22,259                 $17,001          $12,744
        12/31/95            $22,862                 $17,502          $12,736
         1/31/96            $23,312                 $17,821          $12,811
         2/29/96            $23,695                 $17,932          $12,852
         3/31/96            $24,197                 $18,235          $12,918
         4/30/96            $24,723                 $18,666          $12,968
         5/31/96            $25,090                 $18,686          $12,993
         6/30/96            $25,273                 $18,784          $13,001
         7/31/96            $24,197                 $18,124          $13,026
         8/31/96            $25,041                 $18,336          $13,051
         9/30/96            $25,640                 $19,057          $13,092
        10/31/96            $26,032                 $19,193          $13,134
        11/30/96            $27,414                 $20,272          $13,159
        12/31/96            $27,989                 $19,951          $13,159
         1/31/97            $29,163                 $20,194          $13,200
         2/28/97            $29,059                 $20,430          $13,240
         3/31/97            $29,208                 $20,030          $13,273
         4/30/97            $29,046                 $20,688          $13,289
         5/31/97            $30,464                 $21,969          $13,281
         6/30/97            $32,111                 $23,067          $13,296
         7/31/97            $33,637                 $24,134          $13,312
         8/31/97            $31,733                 $22,523          $13,338
         9/30/97            $34,447                 $23,750          $13,371
        10/31/97            $31,382                 $22,504          $13,404
        11/30/97            $31,058                 $22,905          $13,396
        12/31/97            $31,314                 $23,188          $13,380
         1/31/98            $30,963                 $23,838          $13,404
         2/28/98            $33,083                 $25,455          $13,431
         3/31/98            $35,275                 $26,533          $13,458
         4/30/98            $35,546                 $26,796          $13,482
         5/31/98            $35,049                 $26,465          $13,507
         6/30/98            $34,643                 $27,096          $13,523
         7/31/98            $34,582                 $27,057          $13,539
         8/31/98            $28,111                 $23,452          $13,555
         9/30/98            $27,359                 $23,871          $13,572
        10/31/98            $29,872                 $26,034          $13,604
        11/30/98            $31,859                 $27,586          $13,604
        12/31/98            $32,177                 $28,938          $13,596




[BEGIN CALL BOX]
EXPENSES: Performance reflects the Fund's Class 1 operating expenses, but does not include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.
[END CALL BOX]


PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


TEMPLETON STOCK FUND - CLASS 1
PERIODS ENDED 12/31/98

                                                                                         SINCE
                                                                                       INCEPTION
                                                  1-YEAR      5-YEAR       10-YEAR     (8/31/88)
------------------------------------------------------------------------------------------------
Cumulative Total Return                            1.26%       69.96%      221.77%       225.64%

Average Annual Total Return                        1.26%       11.18%       12.39%        12.08%

Value of $10,000 Investment                      $10,126      $16,996      $32,177       $32,564

                                  12/31/94      12/31/95     12/31/96     12/31/97      12/31/98
------------------------------------------------------------------------------------------------
One-Year Total Return               -2.20%        25.24%        22.48%      11.88%         1.26%


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

          Past performance cannot predict or guarantee future results.

TS-4

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Highlights

                                                                                           CLASS 1
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                               1998           1997           1996           1995           1994
                                                             --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year....................         $23.19         $22.88         $20.83         $16.94         $17.53
                                                             --------------------------------------------------------------------
Income from investment operations:
 Net investment income................................            .39            .47            .41            .40            .26
 Net realized and unrealized gains (losses)...........            .04           2.11           3.88           3.80           (.64)
                                                             --------------------------------------------------------------------
Total from investment operations......................            .43           2.58           4.29           4.20           (.38)
                                                             --------------------------------------------------------------------
Less distributions from:
 Net investment income................................           (.49)          (.40)          (.40)          (.27)          (.21)
 Net realized gains...................................          (2.06)         (1.87)         (1.84)          (.04)            --
                                                             --------------------------------------------------------------------
Total distributions...................................          (2.55)         (2.27)         (2.24)          (.31)          (.21)
                                                             --------------------------------------------------------------------
Net asset value, end of year..........................         $21.07         $23.19         $22.88         $20.83         $16.94
                                                             --------------------------------------------------------------------
                                                             --------------------------------------------------------------------
Total Return*.........................................          1.26%         11.88%         22.48%         25.24%        (2.20)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).......................       $646,865       $732,248       $644,366       $498,777       $378,849
Ratios to average net assets:
 Expenses.............................................           .89%           .81%           .65%           .66%           .73%
 Net investment income................................          1.65%          2.05%          2.06%          2.18%          1.81%
Portfolio turnover rate...............................         37.27%         25.82%         23.40%         33.93%          5.10%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.
                                                                           TS-5

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Highlights (continued)

                                                                        CLASS 2
                                                                -----------------------
                                                                YEAR ENDED DECEMBER 31,
                                                                -----------------------
                                                                 1998            1997+
                                                                -----------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................    $23.15          $21.62
                                                                -----------------------
Income from investment operations:
 Net investment income......................................       .40             .06
 Net realized and unrealized gains (losses).................      (.03)           1.47
                                                                -----------------------
Total from investment operations............................       .37            1.53
                                                                -----------------------
Less distributions from:
 Net investment income......................................      (.47)             --
 Net realized gains.........................................     (2.06)             --
                                                                -----------------------
Total distributions.........................................     (2.53)             --
                                                                -----------------------
Net asset value, end of year................................    $20.99          $23.15
                                                                -----------------------
                                                                -----------------------
Total Return*...............................................       .99%           7.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $25,593         $16,414
Ratios to average net assets:
 Expenses...................................................     1.14%           1.14%**
 Net investment income......................................     1.37%            .75%**
Portfolio turnover rate.....................................    37.27%          25.82%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
+FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997.
                       See Notes to Financial Statements.
TS-6

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                   COUNTRY        SHARES        VALUE
                                                                   ----------------------------------
COMMON STOCKS 96.6%
AEROSPACE & MILITARY TECHNOLOGY 1.0%
Boeing Co...................................................    United States      202,800   $  6,616,350
Raytheon Co., A.............................................    United States          255         13,180
                                                                                             ------------
                                                                                                6,629,530
                                                                                             ------------
APPLIANCES & HOUSEHOLD DURABLES 1.1%
Sony Corp...................................................        Japan          101,500      7,405,541
                                                                                             ------------
AUTOMOBILES 2.9%
Fiat SpA....................................................        Italy        1,452,780      5,044,822
Ford Motor Co...............................................    United States      130,000      7,629,375
Volvo AB, B.................................................        Sweden         299,100      6,863,308
                                                                                             ------------
                                                                                               19,537,505
                                                                                             ------------
BANKING 6.3%
Australia & New Zealand Banking Group Ltd. .................      Australia        603,200      3,951,310
Banco Bradesco SA, ADR......................................        Brazil         987,100      5,473,677
Banque Nationale de Paris...................................        France          83,454      6,875,073
Deutsche Bank AG, Br. ......................................       Germany         111,900      6,602,745
HSBC Holdings Plc. .........................................      Hong Kong        267,804      6,671,551
*Thai Farmers Bank Public Co. Ltd., fgn. ...................       Thailand      3,165,100      5,574,966
Unidanmark AS, A............................................       Denmark          76,800      6,938,487
                                                                                             ------------
                                                                                               42,087,809
                                                                                             ------------
BROADCASTING & PUBLISHING .9%
News Corp. Ltd., ADR........................................      Australia        124,900      3,302,044
Television Broadcasts Ltd. .................................      Hong Kong      1,136,000      2,932,654
                                                                                             ------------
                                                                                                6,234,698
                                                                                             ------------
BUSINESS & PUBLIC SERVICES 1.6%
Lex Service Plc. ...........................................    United Kingdom     582,100      3,699,562
Waste Management Inc. ......................................    United States      151,018      7,041,191
                                                                                             ------------
                                                                                               10,740,753
                                                                                             ------------
CHEMICALS 3.4%
Akzo Nobel NV...............................................     Netherlands       216,900      9,881,681
Rhone-Poulenc SA, A.........................................        France         254,302     13,092,488
                                                                                             ------------
                                                                                               22,974,169
                                                                                             ------------
DATA PROCESSING & REPRODUCTION 3.0%
*3Com Corp. ................................................    United States      239,800     10,746,037
*Newbridge Networks Corp. ..................................        Canada         304,700      9,255,263
                                                                                             ------------
                                                                                               20,001,300
                                                                                             ------------
ELECTRICAL & ELECTRONICS 6.9%
ABB AB, A...................................................        Sweden         621,300      6,630,123
Alcatel SA..................................................        France          52,735      6,457,116
*Antec Corp. ...............................................    United States      571,700     11,505,462
Motorola Inc. ..............................................    United States      195,300     11,925,506
Philips Electronics NV......................................     Netherlands       146,800      9,856,024
                                                                                             ------------
                                                                                               46,374,231
                                                                                             ------------
ELECTRONIC COMPONENTS & INSTRUMENTS 2.7%
Intel Corp. ................................................    United States      155,000     18,377,187
                                                                                             ------------

                                                                           TS-7

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                   COUNTRY        SHARES        VALUE
                                                                   ----------------------------------
COMMON STOCKS (CONT.)
ENERGY SOURCES 6.0%
Norsk Hydro AS..............................................        Norway         205,900   $  6,904,771
Perez Companc SA, B.........................................      Argentina        461,600      1,954,327
Repsol SA...................................................        Spain          117,100      6,255,997
Societe Elf Aquitaine SA, Br. ..............................        France          84,420      9,762,508
Total SA, B.................................................        France          92,597      9,382,031
YPF Sociedad Anonima, ADR...................................      Argentina        208,300      5,819,381
                                                                                             ------------
                                                                                               40,079,015
                                                                                             ------------
FINANCIAL SERVICES 7.2%
AXA-UAP.....................................................        France         113,891     16,514,215
Fannie Mae..................................................    United States      160,200     11,854,800
ICICI Ltd., GDR, 144A.......................................        India          321,700      2,139,305
ING Groep NV................................................     Netherlands       207,537     12,662,112
Morgan Stanley Dean Witter & Co.............................    United States       68,900      4,891,900
*Waddell & Reed Financial Inc...............................    United States        7,169        169,816
                                                                                             ------------
                                                                                               48,232,148
                                                                                             ------------
FOOD & HOUSEHOLD PRODUCTS 1.2%
Archer-Daniels Midland Co...................................    United States      482,370      8,290,734
                                                                                             ------------
FOREST PRODUCTS & PAPER 2.7%
Assidomaen AB...............................................        Sweden          55,400        874,830
Carter Holt Harvey Ltd. ....................................     New Zealand     1,283,352      1,152,484
Fletcher Challenge Ltd. Forestry Division...................     New Zealand     5,344,852      1,778,756
Georgia Pacific Corp. ......................................    United States      119,300      6,986,506
Stora Enso OY, R............................................       Finland         475,300      4,787,356
Stora Kopparbergs Bergslags AB, B...........................        Sweden         240,000      2,664,759
                                                                                             ------------
                                                                                               18,244,691
                                                                                             ------------
HEALTH & PERSONAL CARE 6.1%
Astra AB, A.................................................        Sweden         110,066      2,247,270
Astra AB, B.................................................        Sweden         348,267      7,089,252
Medeva Plc. ................................................    United Kingdom   3,069,000      5,412,428
Novartis AG.................................................     Switzerland         2,486      4,886,931
Nycomed Amersham Plc. ......................................    United Kingdom     879,923      6,121,000
*Skyepharma Plc. ...........................................    United Kingdom   7,974,500     10,415,078
Teva Pharmaceutical Industries Ltd., ADR....................        Israel         119,300      4,854,019
                                                                                             ------------
                                                                                               41,025,978
                                                                                             ------------
INDUSTRIAL COMPONENTS 3.3%
BTR Plc. ...................................................    United Kingdom   3,381,537      6,920,041
Goodyear Tire & Rubber Co...................................    United States      110,000      5,548,125
Granges AB..................................................        Sweden         421,725      6,087,225
Yamato Kogyo Co. Ltd. ......................................        Japan          598,000      3,467,128
                                                                                             ------------
                                                                                               22,022,519
                                                                                             ------------
INSURANCE 9.4%
Ace Ltd. ...................................................       Bermuda         196,100      6,753,194
Exel Ltd. ..................................................       Bermuda          81,800      6,135,000
HIH Insurance Ltd. .........................................      Australia      2,558,865      3,390,077
Muenchener Rueckversicherungs-Gesellschaft..................       Germany             519        253,954
Muenchener Rueckversicherungs-Gesellschaft, Br. ............       Germany          12,976      4,269,241
*Muenchener Rueckversicherungs-Gesellschaft, wts. ..........       Germany             519         24,305
National Mutual Asia Ltd. ..................................      Hong Kong      3,820,000      2,859,853
Partnerre Ltd. .............................................       Bermuda         160,400      7,338,300
Reliastar Financial Corp....................................    United States      227,400     10,488,825
Torchmark Corp..............................................    United States      126,000      4,449,375

TS-8

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                   COUNTRY        SHARES        VALUE
                                                                   ----------------------------------
COMMON STOCKS (CONT.)
INSURANCE (CONT.)
Waddell & Reed Financial Inc................................    United States       30,857   $    717,425
Zurich Allied AG............................................     Switzerland        22,700     16,808,082
                                                                                             ------------
                                                                                               63,487,631
                                                                                             ------------
LEISURE & TOURISM .7%
Kuoni Reisen Holding AG, B..................................     Switzerland         1,185      4,702,039
                                                                                             ------------
MACHINERY & ENGINEERING .6%
New Holland NV..............................................     Netherlands       288,200      3,944,737
                                                                                             ------------
MERCHANDISING 3.6%
Home Depot Inc..............................................    United States      114,200      6,987,612
Safeway Plc. ...............................................    United Kingdom   2,398,120     11,959,678
Storehouse..................................................    United Kingdom   2,297,000      5,235,654
                                                                                             ------------
                                                                                               24,182,944
                                                                                             ------------
METALS & MINING 1.9%
Eramet SA...................................................        France         127,200      3,823,150
Ispat International NV......................................     Netherlands       253,300      1,963,075
WMC Ltd. ...................................................      Australia      2,426,584      7,322,661
                                                                                             ------------
                                                                                               13,108,886
                                                                                             ------------
MULTI-INDUSTRY 4.0%
Alfa SA de CV, A............................................        Mexico       1,562,000      4,398,554
Cheung Kong Holdings Ltd. ..................................      Hong Kong        905,000      6,512,472
DESC SA de CV DESC, B.......................................        Mexico       4,464,500      3,828,004
DESC SA de CV DESC, C.......................................        Mexico             900            850
Hicom Holdings Bhd. ........................................       Malaysia      3,806,800      1,263,535
Hutchison Whampoa Ltd. .....................................      Hong Kong        891,100      6,297,425
Inchcape Plc. ..............................................    United Kingdom   1,619,100      3,461,515
La Cemento Nacional SA, GDR, 144A...........................       Ecuador           2,650        286,200
La Cemento Nacional SA, GDR, Reg S..........................       Ecuador           1,000        108,000
Swire Pacific Ltd., B.......................................      Hong Kong        609,000        404,834
                                                                                             ------------
                                                                                               26,561,389
                                                                                             ------------
REAL ESTATE 1.7%
National Health Investors Inc. .............................    United States      208,500      5,147,344
Summit Properties Inc. .....................................    United States      346,700      5,980,575
                                                                                             ------------
                                                                                               11,127,919
                                                                                             ------------
TELECOMMUNICATIONS 6.9%
Compania De Telecomunicaciones De Chile SA, ADR.............        Chile          130,300      2,695,581
Hong Kong Telecommunications Ltd. ..........................      Hong Kong      2,782,800      4,867,139
Nortel Inversora SA, ADR....................................      Argentina        143,700      2,371,050
Northern Telecom, Ltd. .....................................        Canada         133,860      6,709,733
Rostelecom, ADR.............................................        Russia         253,100      1,059,856
Telecom Italia SpA..........................................        Italy          848,000      7,235,253
*Telecomunicacoes Brasileiras SA (Telebras), ADR............        Brazil          46,400      3,372,700
Telefonica SA...............................................        Spain          158,100      7,040,525
*Telefonica SA, rts.........................................        Spain          158,100        140,587
Telefonos de Mexico SA (Telmex), L, ADR.....................        Mexico         225,800     10,993,638
                                                                                             ------------
                                                                                               46,486,062
                                                                                             ------------
TRANSPORTATION 6.2%
Air New Zealand Ltd., B.....................................     New Zealand     2,099,100      3,304,377
ASG AB, B...................................................        Sweden         188,900      3,577,210
British Airways Plc. .......................................    United Kingdom   1,031,000      6,981,399
Canadian National Railway Co. ..............................        Canada         126,400      6,562,760
Firstbus Plc. ..............................................    United Kingdom     658,400      4,365,234

                                                                           TS-9

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                   COUNTRY        SHARES        VALUE
                                                                   ----------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION (CONT.)
Helikopter Services Group ASA...............................        Norway         478,600   $  2,261,399
Koninklijke Nedlloyd Groep NV...............................     Netherlands       291,500      3,960,809
Mayne Nickless Ltd., A......................................      Australia      1,011,799      3,754,552
Peninsular & Oriental Steam Navigation Co.  ................    United Kingdom     581,100      6,864,337
                                                                                             ------------
                                                                                               41,632,077
                                                                                             ------------
UTILITIES ELECTRICAL & GAS 5.3%
Centrais Eletricas Brasileiras SA (Eletrobras), ADR.........        Brazil         571,500      4,919,181
*Evn AG.....................................................       Austria          65,520      9,281,404
Iberdrola SA, Br. ..........................................        Spain          706,000     13,228,574
VEBA AG.....................................................       Germany         144,000      8,533,141
                                                                                             ------------
                                                                                               35,962,300
                                                                                             ------------
TOTAL COMMON STOCKS (COST $539,788,357).....................                                  649,453,792
                                                                                             ------------
PREFERRED STOCKS 3.3%
Banco Itau SA, pfd. ........................................        Brazil       7,017,500      3,426,654
Embotelladora Andina SA, B, ADR, pfd. ......................        Chile          336,600      4,375,800
*Embratel Participacoes SA, pfd. ...........................        Brazil      88,209,044      1,204,593
News Corp. Ltd., pfd. ......................................      Australia        294,809      1,795,554
News Corp. Ltd., pfd., ADR..................................      Australia        130,000      3,209,375
Petroleo Brasileiro SA, pfd. ...............................        Brazil      22,799,900      2,585,215
*Tele Celular Sul Participacoes SA, pfd. ...................        Brazil      88,209,044        148,931
*Tele Centro Oeste Celular Participacoes SA, pfd. ..........        Brazil      88,209,044         92,717
*Tele Centro Sul Participacoes SA, pfd. ....................        Brazil      88,209,044        765,829
*Tele Leste Celular Participacoes SA, pfd. .................        Brazil      88,209,044         51,104
*Tele Nordeste Celular Participacoes SA, pfd. ..............        Brazil      88,209,044         80,306
*Tele Norte Celular Participacoes SA, pfd. .................        Brazil      88,209,044         40,883
*Tele Norte Leste Participacoes SA, pfd. ...................        Brazil      88,209,044      1,102,385
*Tele Sudeste Celular Participacoes SA, pfd. ...............        Brazil      88,209,044        372,329
Telecomunicacoes Brasileiras SA (Telebras), pfd. ...........        Brazil      88,209,044         10,221
*Telemig Celular Participacoes SA, pfd. ....................        Brazil      88,209,044         97,828
*Telesp Celular Participacoes SA, pfd. .....................        Brazil      88,209,044        649,750
*Telesp Participacoes SA, pfd. .............................        Brazil      88,209,044      2,007,655
                                                                                             ------------
TOTAL PREFERRED STOCKS (COST $24,401,180)...................                                   22,017,129
                                                                                             ------------
TOTAL INVESTMENTS (COST $564,189,537) 99.9%.................                                  671,470,921
OTHER ASSETS, LESS LIABILITIES .1%..........................                                      987,091
                                                                                             ------------
TOTAL NET ASSETS 100.0%.....................................                                 $672,458,012
                                                                                             ------------
                                                                                             ------------

*NON INCOME PRODUCING
                       See Notes to Financial Statements.
TS-10

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in securities, at value (cost $564,189,537)....  $671,470,921
 Receivables:
  Investment securities sold................................     2,538,017
  Dividends.................................................     2,476,926
 Other assets...............................................        90,682
                                                              ------------
     Total assets...........................................   676,576,546
                                                              ------------
Liabilities:
 Payables:
  Investment securities purchased...........................       473,911
  Fund shares redeemed......................................       501,264
  To affiliates.............................................       456,315
 Funds advanced by custodian................................     2,382,010
 Accrued expenses...........................................       305,034
                                                              ------------
     Total liabilities......................................     4,118,534
                                                              ------------
Net assets, at value........................................  $672,458,012
                                                              ============
Net assets consist of:
 Undistributed net investment income........................  $ 11,403,074
 Net unrealized appreciation................................   107,281,384
 Accumulated net realized gain..............................    47,461,381
 Beneficial shares..........................................   506,312,173
                                                              ------------
Net assets, at value........................................  $672,458,012
                                                              ============
CLASS 1:
 Net asset value per share ($646,865,387 / 30,699,638 shares
  outstanding)..............................................        $21.07
                                                              ============
CLASS 2:
 Net asset value per share ($25,592,625 / 1,219,406 shares
  outstanding)..............................................        $20.99
                                                              ============

                       See Notes to Financial Statements.
                                                                          TS-11

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Investment Income:
 (net of foreign taxes of $2,092,812)
 Dividends..................................................  $18,051,815
 Interest...................................................      569,286
                                                              -----------
      Total investment income...............................                $ 18,621,101
Expenses:
 Management fees (Note 4)...................................    5,100,755
 Administrative fees (Note 4)...............................      702,686
 Distribution fees - Class 2 (Note 4).......................       53,988
 Custodian fees.............................................      445,000
 Reports to shareholders....................................      204,000
 Professional fees..........................................       53,600
 Trustees' fees and expenses................................       18,000
 Other......................................................       13,396
                                                              -----------
      Total expenses........................................                   6,591,425
                                                                            ------------
            Net investment income...........................                  12,029,676
                                                                            ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................   47,606,776
  Foreign currency transactions.............................      (37,819)
                                                              -----------
      Net realized gain.....................................                  47,568,957
      Net unrealized depreciation on investments............                 (47,396,839)
                                                                            ------------
Net realized and unrealized gain............................                     172,118
                                                                            ------------
Net increase in net assets resulting from operations........                $ 12,201,794
                                                                            ------------
                                                                            ------------

                       See Notes to Financial Statements.
TS-12

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998              1997
                                                              ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................  $ 12,029,676      $ 15,090,974
  Net realized gain from investments and foreign currency       47,568,957        64,659,885
   transactions.............................................
  Net unrealized depreciation on investments................   (47,396,839)       (2,630,723)
                                                              ------------------------------
     Net increase in net assets resulting from operations...    12,201,794        77,120,136
 Distributions to shareholders from:
  Net investment income:
   Class 1..................................................   (15,083,722)      (11,299,102)
   Class 2..................................................      (357,002)               --
  Net realized gains:
   Class 1..................................................   (63,413,199)      (53,491,951)
   Class 2..................................................    (1,560,086)               --
 Fund share transactions (Note 3):
   Class 1..................................................   (19,220,136)       75,008,241
   Class 2..................................................    11,228,384        16,958,890
                                                              ------------------------------
     Net increase (decrease) in net assets..................   (76,203,967)      104,296,214
Net assets:
 Beginning of year..........................................   748,661,979       644,365,765
                                                              ------------------------------
 End of year................................................  $672,458,012      $748,661,979
                                                              ------------------------------
                                                              ------------------------------
Undistributed net investment income included in net assets:
 End of year................................................  $ 11,403,074      $ 15,048,456
                                                              ------------------------------
                                                              ------------------------------

                       See Notes to Financial Statements.
                                                                          TS-13

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Stock Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

TS-14

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. MERGER OF TEMPLETON VARIABLE ANNUITY FUND

On May 8, 1998, the Fund acquired all of the net assets of Templeton Variable Annuity Fund (Variable Annuity Fund) pursuant to a plan of reorganization approved by Variable Annuity Fund's shareholders. The merger was accomplished by a tax-free exchange of 699,965 Class 1 shares of the Fund (valued at $23.84 per share) for the net assets of the Variable Annuity Fund which aggregated $16,687,175, including $4,980,981 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $839,071,006.

3. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                      YEAR ENDED                          YEAR ENDED
                                                                   DECEMBER 31, 1998                  DECEMBER 31, 1997
                                                              --------------------------------------------------------------
                                                                SHARES         AMOUNT               SHARES         AMOUNT
                                                              --------------------------------------------------------------
CLASS 1 SHARES:
Shares sold.................................................   2,562,174    $  50,875,104          4,159,792    $ 96,416,712
Shares issued on reinvestment of distributions..............   3,523,201       78,496,920          2,970,704      64,791,053
Shares redeemed.............................................  (6,963,562)    (148,592,160)        (3,715,179)    (86,199,524)
                                                              --------------------------------------------------------------
Net increase (decrease).....................................    (878,187)   $ (19,220,136)         3,415,317    $ 75,008,241
                                                              --------------------------------------------------------------
                                                              --------------------------------------------------------------

                                                                      YEAR ENDED                          YEAR ENDED
                                                                   DECEMBER 31, 1998                  DECEMBER 31, 1997*
                                                              --------------------------------------------------------------
                                                                SHARES         AMOUNT               SHARES         AMOUNT
                                                              --------------------------------------------------------------
CLASS 2 SHARES:
Shares sold.................................................     641,741    $  14,204,072            780,245    $ 18,686,201
Shares issued on reinvestment of distributions..............      86,200        1,917,088                 --              --
Shares redeemed.............................................    (217,530)      (4,892,776)           (71,250)     (1,727,311)
                                                              --------------------------------------------------------------
Net increase (decrease).....................................     510,411    $  11,228,384            708,995    $ 16,958,890
                                                              --------------------------------------------------------------
                                                              --------------------------------------------------------------
*Effective date of Class 2 shares was May 1, 1997.

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

                                                                          TS-15

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Notes to Financial Statements (continued)

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

Legal fees of $19,008 were paid to a law firm in which a partner is an officer of the Fund.

5. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At December 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $188,552,791
Unrealized depreciation.....................................   (81,271,407)
                                                              ------------
Net unrealized appreciation.................................  $107,281,384
                                                              ------------
                                                              ------------

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 aggregated $278,627,327 and $334,663,934, respectively.

TS-16

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Variable Products Series Fund

We have audited the accompanying statement of assets and liabilities, including the Statement of Investments, of the Templeton Stock Fund, series of Templeton Variable Products Series Fund (the Trust) as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Templeton Stock Fund, series of Templeton Variable Products Series Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                      /s/ McGladrey & Pullen, LLP

New York, New York
January 28, 1999

                                                                          TS-17

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Templeton Stock Fund hereby designates $51,870,821 as a capital gain dividend for the fiscal year ended December 31, 1998.

Under Section 854(b)(2) of the Internal Revenue Code, the Templeton Stock Fund hereby designates 9.97% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1998.

TS-18

PAGE


                       SUPPLEMENT DATED NOVEMBER 17, 1998
                      TO THE PROSPECTUS DATED MAY 1, 1998
                                       OF
                    TEMPLETON VARIABLE PRODUCTS SERIES FUND

I. The section "Foreign Securities" under "Explanation of Risk Factors" is amended by deleting the fourth paragraph and adding the following text at the end of the section:

    Euro. On January 1, 1999, the European Monetary Union ("EMU") plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If a Fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

    The process to establish the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the Funds. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent a Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

    Franklin Resources, Inc. ("Resources"), the parent company of the Funds' Investment Managers, has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Group of Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Funds will not be adversely affected, the Investment Managers and their affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

II. The section "Year 2000" under "Other Information" is replaced with the following:

    Year 2000 Problem. The Funds' business operations depend upon a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

    When the Year 2000 arrives, the Funds' operations could be adversely affected if the computer systems used by the Investment Managers, their service providers and other third parties they do business with are not Year 2000 ready. For example, the Funds' portfolio holdings and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The Funds could experience difficulties in effecting transactions if any of their foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for Year 2000.

    In evaluating current and potential portfolio positions, Year 2000 is only one of the factors that the Funds' Investment Managers take into consideration. The Investment Managers will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., and in particular in emerging markets, may not be required to make the same level of disclosure regarding Year 2000 readiness that is required in the U.S. The Investment Managers, of course, cannot audit each company and their major suppliers to verify their Year 2000 readiness. If a company any Fund is invested in is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a Fund's fund holdings will have a similar impact on the price of the Fund's shares.

    The Investment Managers and their affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the Funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Funds and their Investment Managers may have no control.

Please keep this supplement with your prospectus for future reference.

                                                                           PS-1

PAGE


                      This page intentionally left blank.

PAGE
                                    PHOENIX













                 PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT


                                                               DECEMBER 31, 1998






[PHOENIX LOGO]

PAGE


                      This page intentionally left blank.

PAGE


PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
TEMPLETON ASSET ALLOCATION SUBACCOUNT
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in Templeton Asset Allocation Fund
  (identified cost $71,673,716).............................  $130,035,498
                                                              ------------
Liabilities:
 Accrued expenses due related parties.......................       150,575
                                                              ------------
Net assets..................................................  $129,884,923
                                                              ------------
                                                              ------------
Accumulation units outstanding..............................    47,107,034
                                                              ------------
Net asset value per unit....................................  $   2.757230
                                                              ------------
                                                              ------------

                       See Notes to Financial Statements.
                                                                               1

PAGE

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
TEMPLETON ASSET ALLOCATION SUBACCOUNT
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Investment income:
 Dividends..................................................                $8,970,853
Expenses:
 Mortality and expense risk and administrative charges......                 1,973,538
                                                                            ----------
     Net investment income..................................                 6,997,315
Realized and unrealized gain (loss) on investments:
 Net realized gain from share transactions..................  $ 7,849,541
 Net change in unrealized depreciation......................   (7,722,622)
                                                              -----------
 Net realized and unrealized gain...........................                   126,919
                                                                            ----------
 Net increase in net assets from operations.................                $7,124,234
                                                                            ----------
                                                                            ----------

                       See Notes to Financial Statements.
 2

PAGE

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
TEMPLETON ASSET ALLOCATION SUBACCOUNT
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998            1997
                                                              ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................  $  6,997,315    $  2,285,272
  Net realized gain.........................................     7,849,541      11,071,721
  Net change in unrealized appreciation (depreciation)......    (7,722,622)      7,612,843
                                                              ----------------------------
     Net increase in net assets from operations.............     7,124,234      20,969,836
                                                              ----------------------------
Accumulation unit transactions:
 Participant deposits.......................................     1,675,291       3,930,220
 Participant transfers......................................    (3,786,832)        407,760
 Participant withdrawals....................................   (29,620,547)    (22,580,766)
                                                              ----------------------------
     Net decrease from participant transactions.............   (31,732,088)    (18,242,786)
                                                              ----------------------------
      Total increase (decrease) in net assets...............   (24,607,854)      2,727,050
Net assets:
 Beginning of year..........................................   154,492,777     151,765,727
                                                              ----------------------------
 End of year................................................  $129,884,923    $154,492,777
                                                              ----------------------------
                                                              ----------------------------
Participant accumulation unit transactions (in units):
 Participant deposits.......................................       603,185       1,577,821
 Participant transfers......................................    (1,488,554)        162,761
 Participant withdrawals....................................   (10,823,974)     (8,767,140)

                       See Notes to Financial Statements.
                                                                               3

PAGE

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
TEMPLETON BOND SUBACCOUNT
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in Templeton Bond Fund
  (identified cost $15,038,650).............................  $15,011,196
                                                              -----------
Liabilities:
 Accrued expenses due related parties.......................       17,546
                                                              -----------
Net assets..................................................  $14,993,650
                                                              -----------
                                                              -----------
Accumulation units outstanding..............................    8,388,486
                                                              -----------
Net asset value per unit....................................  $  1.787408
                                                              -----------
                                                              -----------

                       See Notes to Financial Statements.
 4

PAGE

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
TEMPLETON BOND SUBACCOUNT
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Investment income:
 Dividends..................................................              $1,069,569
Expenses:
 Mortality and expense risk and administrative charges......                 213,086
                                                                          ----------
     Net investment income..................................                 856,483
Realized and unrealized gain (loss) on investments:
 Net realized loss from share transactions..................  $(203,459)
 Net change in unrealized appreciation......................    182,377
                                                              ---------
 Net realized and unrealized loss...........................                 (21,082)
                                                                          ----------
 Net increase in net assets from operations.................              $  835,401
                                                                          ----------
                                                                          ----------

                       See Notes to Financial Statements.
                                                                               5

PAGE

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
TEMPLETON BOND SUBACCOUNT
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                 1998           1997
                                                              --------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................  $   856,483    $ 1,136,030
  Net realized loss.........................................     (203,459)       (67,960)
  Net change in unrealized appreciation (depreciation)......      182,377       (903,671)
                                                              --------------------------
     Net increase in net assets from operations.............      835,401        164,399
                                                              --------------------------
Accumulation unit transactions:
 Participant deposits.......................................      220,095        465,157
 Participant transfers......................................      396,127     (1,122,404)
 Participant withdrawals....................................   (3,267,481)    (2,556,768)
                                                              --------------------------
     Net decrease from participant transactions.............   (2,651,259)    (3,214,015)
                                                              --------------------------
      Total decrease in net assets..........................   (1,815,858)    (3,049,616)
Net assets:
 Beginning of year..........................................   16,809,508     19,859,124
                                                              --------------------------
 End of year................................................  $14,993,650    $16,809,508
                                                              --------------------------
                                                              --------------------------
Participant accumulation unit transactions (in units):
 Participant deposits.......................................      127,603        281,655
 Participant transfers......................................      217,397       (681,695)
 Participant withdrawals....................................   (1,897,539)    (1,533,467)

                       See Notes to Financial Statements.
 6

PAGE

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
TEMPLETON DEVELOPING MARKETS SUBACCOUNT
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in Templeton Developing Markets Fund
  (identified cost $3,601,213)..............................  $1,978,667
                                                              ----------
Liabilities:
 Accrued expenses due related parties.......................       2,470
                                                              ----------
Net assets..................................................  $1,976,197
                                                              ----------
                                                              ----------
Accumulation units outstanding..............................   3,597,186
                                                              ----------
Net asset value per unit....................................  $ 0.549373
                                                              ----------
                                                              ----------

                       See Notes to Financial Statements.
                                                                               7

PAGE

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
TEMPLETON DEVELOPING MARKETS SUBACCOUNT
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Investment income:
 Dividends..................................................              $  69,201
Expenses:
 Mortality and expense risk and administrative charges......                 33,210
                                                                          ---------
     Net investment income..................................                 35,991
Realized and unrealized loss on investments:
 Net realized loss from share transactions..................  $(107,888)
 Net change in unrealized depreciation......................   (566,093)
                                                              ---------
 Net realized and unrealized loss...........................               (673,981)
                                                                          ---------
 Net decrease in net assets from operations.................              $(637,990)
                                                                          ---------
                                                                          ---------

                       See Notes to Financial Statements.
 8

PAGE

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
TEMPLETON DEVELOPING MARKETS SUBACCOUNT
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                 1998          1997
                                                              -------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)..............................  $   35,991    $   (28,184)
  Net realized loss.........................................    (107,888)       (82,215)
  Net change in unrealized depreciation.....................    (566,093)    (1,063,555)
                                                              -------------------------
     Net decrease in net assets from operations.............    (637,990)    (1,173,954)
                                                              -------------------------
Accumulation unit transactions:
 Participant deposits.......................................      68,677        391,326
 Participant transfers......................................     189,045      3,234,401
 Participant withdrawals....................................    (540,042)      (604,972)
                                                              -------------------------
     Net increase (decrease) from participant
      transactions..........................................    (282,320)     3,020,755
                                                              -------------------------
      Total increase (decrease) in net assets...............    (920,310)     1,846,801
Net assets:
 Beginning of year..........................................   2,896,507      1,049,706
                                                              -------------------------
 End of year................................................  $1,976,197    $ 2,896,507
                                                              -------------------------
                                                              -------------------------
Participant accumulation unit transactions (in units):
 Participant deposits.......................................     121,399        369,492
 Participant transfers......................................     329,287      3,272,202
 Participant withdrawals....................................    (963,652)      (571,262)

                       See Notes to Financial Statements.
                                                                               9

PAGE

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
TEMPLETON INTERNATIONAL SUBACCOUNT
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in Templeton International Fund
  (identified cost $56,723,707).............................  $98,362,357
                                                              -----------
Liabilities:
 Accrued expenses due related parties.......................      114,079
                                                              -----------
Net assets..................................................  $98,248,278
                                                              -----------
                                                              -----------
Accumulation units outstanding..............................   44,494,957
                                                              -----------
Net asset value per unit....................................  $  2.208077
                                                              -----------
                                                              -----------

                       See Notes to Financial Statements.
 10

PAGE

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
TEMPLETON INTERNATIONAL SUBACCOUNT
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Investment income:
 Dividends..................................................                $8,054,626
Expenses:
 Mortality and expense risk and administrative charges......                 1,593,906
                                                                            ----------
     Net investment income..................................                 6,460,720
Realized and unrealized gain (loss) on investments:
 Net realized gain from share transactions..................  $ 8,040,545
 Net change in unrealized depreciation......................   (5,557,587)
                                                              -----------
 Net realized and unrealized gain...........................                 2,482,958
                                                                            ----------
 Net increase in net assets from operations.................                $8,943,678
                                                                            ----------
                                                                            ----------

                       See Notes to Financial Statements.
                                                                              11

PAGE

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
TEMPLETON INTERNATIONAL SUBACCOUNT
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998            1997
                                                                  --------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................  $  6,460,720    $  1,418,694
  Net realized gain.........................................     8,040,545       2,923,309
  Net change in unrealized appreciation (depreciation)......    (5,557,587)      9,740,704
                                                              ----------------------------
     Net increase in net assets from operations.............     8,943,678      14,082,707
                                                              ----------------------------
Accumulation unit transactions:
 Participant deposits.......................................       876,359       2,753,458
 Participant transfers......................................    (9,349,207)     (3,562,548)
 Participant withdrawals....................................   (21,941,519)     (8,032,795)
                                                              ----------------------------
     Net decrease from participant transactions.............   (30,414,367)     (8,841,885)
                                                              ----------------------------
      Total increase/decrease in net assets.................   (21,470,689)      5,240,822
Net assets:
 Beginning of year..........................................   119,718,967     114,478,145
                                                              ----------------------------
 End of year................................................  $ 98,248,278    $119,718,967
                                                              ----------------------------
                                                              ----------------------------
Participant accumulation unit transactions (in units):
 Participant deposits.......................................       394,221       1,425,162
 Participant transfers......................................    (4,428,086)     (1,853,141)
 Participant withdrawals....................................    (9,941,501)     (3,950,023)

                       See Notes to Financial Statements.
 12

PAGE

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
TEMPLETON STOCK SUBACCOUNT
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in Templeton Stock Fund
  (identified cost $140,149,483)............................  $253,961,790
                                                              ------------
Liabilities:
 Accrued expenses due related parties.......................       292,518
                                                              ------------
Net assets..................................................  $253,669,272
                                                              ------------
                                                              ------------
Accumulation units outstanding..............................    92,618,154
                                                              ------------
Net asset value per unit....................................  $   2.738872
                                                              ------------
                                                              ------------

                       See Notes to Financial Statements.
                                                                              13

PAGE

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
TEMPLETON STOCK SUBACCOUNT
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Investment income:
 Dividends..................................................                 $ 34,406,027
Expenses:
 Mortality and expense risk and administrative charges......                    4,071,693
                                                                             ------------
     Net investment income..................................                   30,334,334
Realized and unrealized gain (loss) on investments:
 Net realized gain from share transactions..................  $  9,294,906
 Net change in unrealized depreciation......................   (38,962,419)
                                                              ------------
 Net realized and unrealized loss...........................                  (29,667,513)
                                                                             ------------
 Net increase in net assets from operations.................                 $    666,821
                                                                             ------------
                                                                             ------------

                       See Notes to Financial Statements.
 14

PAGE

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
TEMPLETON STOCK SUBACCOUNT
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998            1997
                                                              ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................  $ 30,334,334    $    876,792
  Net realized gain.........................................     9,294,906      30,280,889
  Net change in unrealized appreciation (depreciation)......   (38,962,419)      2,806,597
                                                              ----------------------------
     Net increase in net assets from operations.............       666,821      33,964,278
                                                              ----------------------------
Accumulation unit transactions:
 Participant deposits.......................................     2,412,559       7,580,284
 Participant transfers......................................    (5,549,061)     (5,102,553)
 Participant withdrawals....................................   (64,448,902)    (44,832,757)
                                                              ----------------------------
     Net decrease from participant transactions.............   (67,585,404)    (42,355,026)
                                                              ----------------------------
      Total decrease in net assets..........................   (66,918,583)     (8,390,748)
Net assets:
 Beginning of year..........................................   320,587,855     328,978,603
                                                              ----------------------------
 End of year................................................  $253,669,272    $320,587,855
                                                              ----------------------------
                                                              ----------------------------
Participant accumulation unit transactions (in units):
 Participant deposits.......................................       845,333       2,844,151
 Participant transfers......................................    (2,090,025)     (2,030,310)
 Participant withdrawals....................................   (23,038,725)    (16,304,248)

                       See Notes to Financial Statements.
                                                                              15

PAGE

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
PHOENIX MONEY MARKET SUBACCOUNT
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in Phoenix Money Market Fund
  (identified cost $17,366,581).............................  $17,366,581
                                                              -----------
Liabilities:
 Accrued expenses due related parties.......................       21,728
                                                              -----------
Net assets..................................................  $17,344,853
                                                              -----------
                                                              -----------
Accumulation units outstanding..............................   12,123,331
                                                              -----------
Net asset value per unit....................................  $  1.430699
                                                              -----------
                                                              -----------

                       See Notes to Financial Statements.
 16

PAGE

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
PHOENIX MONEY MARKET SUBACCOUNT
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Investment income:
 Dividends..................................................  $858,456
Expenses:
 Mortality and expense risk and administrative charges......   241,826
                                                              --------
     Net investment income..................................  $616,630
                                                              --------
                                                              --------

                       See Notes to Financial Statements.
                                                                              17

PAGE

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
PHOENIX MONEY MARKET SUBACCOUNT
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998           1997
                                                              ---------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................  $    616,630    $   496,669
                                                              ---------------------------
Accumulation unit transactions:
 Participant deposits.......................................       136,420      2,074,466
 Participant transfers......................................    18,481,404      6,474,682
 Participant withdrawals....................................   (17,730,587)    (7,336,371)
                                                              ---------------------------
     Net increase from participant transactions.............       887,237      1,212,777
                                                              ---------------------------
      Total increase in net assets..........................     1,503,867      1,709,446
Net assets:
 Beginning of year..........................................    15,840,986     14,131,540
                                                              ---------------------------
 End of year................................................  $ 17,344,853    $15,840,986
                                                              ---------------------------
                                                              ---------------------------
Participant accumulation unit transactions (in units):
 Participant deposits.......................................        93,105      1,536,859
 Participant transfers......................................    13,159,426      4,731,704
 Participant withdrawals....................................   (12,593,026)    (5,401,708)

                       See Notes to Financial Statements.
 18

PAGE

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
Notes to Financial Statements

1. ORGANIZATION

Phoenix Home Life Variable Accumulation Account (the "Account") is a separate investment account of Phoenix Home Life Mutual Insurance Company registered as a unit investment trust. The Account currently has six Subaccounts to which Templeton Investment Plus contract values may be allocated and include the Templeton Stock, Templeton International, Templeton Developing Markets, Templeton Asset Allocation, Templeton Bond and Phoenix Money Market which invest solely in designated portfolios of the Templeton Variable Products Series Fund and the Phoenix Edge Series Fund (the Funds). Each series of the Funds have distinct investment objectives. Templeton Stock Fund is a capital growth common stock fund; the Templeton International Fund invests in stocks and debt obligations of companies and governments outside the United States; and the Templeton Developing Markets Fund seeks long-term capital appreciation by investing in equity securities of issuers in countries having developing markets; the Templeton Asset Allocation Fund invests in stocks and debt obligations of companies and governments and money market instruments seeking high total return; the Templeton Bond Fund seeks high current income through investing in debt securities, rated and unrated, in any category of companies, government and government agencies, and in debt securities which are convertible into common stock of such companies; and the Phoenix Money Market Series seeks current income, stability of principal and liquidity by investing in high quality money market instruments. Shares of the Phoenix Money Market Series were substituted for shares of the Templeton Money Market Fund on October 6, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES

a. VALUATION OF INVESTMENTS:

Investments are made exclusively in the Funds and are valued at the net asset value per share of the Series.

b. INVESTMENT TRANSACTIONS AND RELATED INCOME:

Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the last-in, first-out (LIFO) cost basis of the investment sold. Dividends from the Fund are recorded on the ex-dividend date.

c. INCOME TAXES:

The Account is not a separate entity from Phoenix and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal or state income taxes is required.

3. PURCHASES AND SALES OF SHARES OF TEMPLETON VARIABLE PRODUCTS SERIES FUND

Purchases and sales of the Fund for the period ended December 31, 1998 aggregated the following:

                                                               PURCHASES         SALES
                                                              ----------------------------
Templeton Asset Allocation Fund.............................  $ 11,978,637    $ 36,743,242
Templeton Bond Fund.........................................     3,693,531       5,490,471
Templeton Developing Markets Fund...........................     5,014,642       5,261,797
Templeton International Fund................................    20,115,083      44,095,124
Templeton Stock Fund........................................    45,166,756      82,500,634
Phoenix Money Market Series.................................   103,940,461     102,358,243

4. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

Phoenix provides all administrative services to the account.

Phoenix assumes the risk that annuitants as a class may live longer than expected and that its expenses may be higher than its deductions for such expenses. In return for the assumption of these mortality and expense risks, Phoenix charges each subaccount the daily equivalent of 0.40% on an annual basis of the current value of the subaccount's net assets for the mortality risks assumed and the daily equivalent of .085% on an annual basis for the expense risks assumed.

                                                                              19

PAGE


PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
Notes to Financial Statements (continued)

4. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS (CONT.)

The fees charged for mortality and expense risks assumed by Phoenix for the Templeton Stock, the Templeton International, the Templeton Developing Markets, the Templeton Asset Allocation, the Templeton Bond and the Phoenix Money Market Subaccounts aggregated $3,701,169, $1,448,860, $30,188, $1,793,946, $193,695 and
$150,734, and $69,104 respectively, for the period ended December 31, 1998.

As compensation for administrative services provided to the Account, Phoenix additionally receives $35 per year from each annuity contract prior to the contract's date of maturity. This cost-based charge is deducted from the Subaccount holding the assets of the participant or on a pro-rata basis from two or more Subaccounts in relation to their values under the contract. Upon a full surrender of a contract, the entire annual administrative charge of $35 is deducted regardless of when the surrender occurs. Phoenix received $449,095 for administrative services provided for the period ended December 31, 1998.

Phoenix also charges each Subaccount the daily equivalent of 0.125% on an annual basis of the current value of the Subaccount's net assets to cover its variable costs of administration, such as printing and distribution of participant mailings. The variable costs of administrative services provided by Phoenix for the Templeton Stock, Templeton International, Templeton Developing Markets, Templeton Asset Allocation, Templeton Bond and Phoenix Money Market Subaccounts aggregated $370,524, $145,046, $3,022, $179,592, $19,391 and $15,090, and $6,918
respectively, for the period ended December 31, 1998.

Franklin Templeton Funds Distributors, Inc. is the principal underwriter and distributor for the Templeton subaccounts of the Account. Phoenix Equity Planning Corporation ("PEPCO") is the principal underwriter and W.S. Griffith and Company, Inc ("WSG") is the distributor for the Phoenix Money Market Subaccount. Phoenix reimburses Franklin Templeton Funds Distributors, Inc. and PEPCO for expenses incurred as underwriter. On surrender of a contract, surrender charges, which vary from 0-6% depending upon the duration of each contract deposit, are deducted from the proceeds and are paid to Phoenix as reimbursement for services provided. The surrender charges deducted and paid to Phoenix were $1,024,276 for the period ended December 31, 1998.

Templeton Investment Counsel, Inc. (TICI) serves as investment manager of the Templeton Stock, Templeton International, Templeton Asset Allocation and Templeton Bond Fund; Templeton Asset Management Ltd. (TAML) serves as investment manager of the Templeton Developing Markets Fund; and Phoenix Investment Counsel, Inc. (PIC) is the investment advisor to the Phoenix Money Market Series. The investment managers furnish the Funds with investment research and advice and supervise the investment programs for the Funds in accordance with each Series' investment objective, policies and restrictions. Templeton Stock Fund and Templeton International Fund each pays an investment management fee, equal on an annual basis to 0.75% of its average daily net assets up to $200 million, 0.675% of such assets from $200 million up to $1.3 billion, and 0.60% of such assets in excess of $1.3 billion. Templeton Asset Allocation Fund pays an investment management fee, equal on an annual basis to 0.65% of its average daily net assets up to $200 million, 0.585% of such assets from $200 million up to $1.3 billion, and 0.52% of such assets in excess of $1.3 billion. Templeton Bond Fund pays an investment management fee, equal on an annual basis to 0.50% of its average daily net assets up to $200 million, 0.45% of such assets from $200 million up to $1.3 billion, and 0.40% of such assets in excess of $1.3 billion. Templeton Developing Markets Fund pays an investment management fee, equal on an annual basis to 1.25% of its average daily net assets during the year. Phoenix Money Market Series pays a monthly investment management fee equal on annual basis to 0.40% of its average daily net assets up to $250 million, 0.35% of such net assets from $250 million up to $500 million and 0.30% of such net assets in excess of $500 million.

Each Fund pays its allocated share of an administrative fee to Franklin Templeton Services, Inc. (FT Services), equal on an annual basis to 0.15% of the combined average daily net assets of the Funds up to $200 million, reduced to 0.135% of such assets in excess of $200 million, 0.10% of such assets in excess of $700 million, 0.075% of such assets in excess of $1.2 billion. FT Services provides certain administrative facilities and services for the Funds.

5. DISTRIBUTION OF NET INCOME

The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

 20

PAGE


PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
Notes to Financial Statements (continued)

6. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (the Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Phoenix believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                                                                              21

PAGE



                       REPORT OF INDEPENDENT ACCOUNTANTS

[PRICEWATERHOUSECOOPERS LOGO]

TO THE BOARD OF DIRECTORS OF PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY AND PARTICIPANTS OF PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts:
Templeton Asset Allocation, Templeton Bond, Templeton Developing Markets, Templeton International, Templeton Stock and Phoenix Money Market (constituting the Phoenix Home Life Variable Accumulation Account, hereafter referred to as the "Account") at December 31, 1998, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 by correspondence with fund custodian or transfer agent, provide a reasonable basis for the opinion expressed above.

[PriceWaterhouseCoopers Signature]

PricewaterhouseCoopers LLP
Hartford, Connecticut
February 17, 1999

 22

PAGE

                                    PHOENIX













                                                    THE PHOENIX EDGE SERIES FUND




                                                               DECEMBER 31, 1998


[PHOENIX LOGO]

PAGE
                      THIS PAGE LEFT INTENTIONALLY BLANK.

PAGE


                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Phoenix Money Market Series .............................................    2

Notes to Financial Statements ...........................................    7







Not FDIC Insured                No Bank Guarantee                 May Lose Value

PAGE


                               MONEY MARKET SERIES

INVESTOR PROFILE

    Phoenix Money Market Series is appropriate for investors seeking competitive money market yields with minimal risk to principal. Investors should note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investor's investment at $10.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT ADVISER'S REPORT

    The Phoenix Money Market Series seven-day current yield was 4.05%(1). The primary factors that affected performance were the growing global economic crises and unstable markets. Safety and liquidity concerns caused an inflow of cash into the Fund. A very evident liquidity crisis prompted the Federal Reserve to lower rates on September 29, 1998 and then twice more on October 15 and November 17, resulting in a total decrease of 75 basis points within a very short time.

    The Fund's weighted average maturity at the time of this writing is 42 days. At the November, 1998 meeting of the Federal Reserve Board, a neutral bias was adopted due to stable financial markets and above-trend growth. The Fund is continuously monitored and adjusted to reflect current market conditions.

OUTLOOK

    The domestic fundamentals in the economy remain moderately strong, with historically low inflation. The breadth of the liquidity crisis and its impact on the financial markets will be a focus going forward, in our opinion. The market will continue to question the real strength in the domestic economy and whether we will see further deterioration in the financial markets, which could prompt the Federal Reserve to lower rates once again.

                     [MONTHLY YIELD COMPARISON LINE GRAPH]

The above graph covers the period from January 1, 1998 to December 31, 1998. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Series today.

(*) Average monthly yield of First Tier Money Market Funds as reported by IBC's
    Money Market Insight.
(1) Current yield is a seven-day annualized yield computed by dividing the average net income earned per share during the seven days preceding the date of calculation by the average daily net asset value per share for the same period multiplied by 365.

                                        2

PAGE
                               MONEY MARKET SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1998

 FACE
 VALUE                                                                                  INTEREST         RESET
 (000)                 DESCRIPTION                                                        RATE           DATE           VALUE
 -----                 -----------                                                        ----           ----           -----
FEDERAL AGENCY SECURITIES -- VARIABLE(b) -- 14.4%
$ 3,500       FFCB (final maturity 4/1/99) ......................................         4.81%          1/4/99      $  3,500,000
  4,500       FFCB (final maturity 7/24/00) .....................................         5.04           1/4/99         4,500,857
  2,000       FHLB (final maturity 1/22/99) .....................................         4.90          1/22/99         1,994,283
  2,500       FHLB (final maturity 11/17/99) ....................................         5.12          2/17/99         2,500,387
  2,000       FNMA (final maturity 4/9/99) ......................................         5.10           1/9/99         1,999,732
  3,500       FNMA (final maturity 9/17/99) .....................................         5.04          3/17/99         3,498,510
    217       SBA (final maturity 1/25/21) ......................................         5.25           1/1/99           217,014
    241       SBA (final maturity 5/25/21) ......................................         5.75           1/1/99           241,021
  1,871       SBA (final maturity 10/25/22) .....................................         5.75           1/1/99         1,872,189
  2,206       SBA (final maturity 2/25/23) ......................................         5.75           1/1/99         2,206,442
  1,976       SBA (final maturity 2/25/23) ......................................         5.75           1/1/99         1,976,085
  2,951       SBA (final maturity 9/25/23) ......................................         5.63           1/1/99         2,949,263
  1,000       SLMA (final maturity 2/22/99) .....................................         4.84           1/5/99         1,000,000
                                                                                                                     ------------
TOTAL FEDERAL AGENCY SECURITIES -- VARIABLE ......................................................................     28,455,783
                                                                                                                     ------------




                                                                               STANDARD
 FACE                                                                          & POOR'S
 VALUE                                                                          RATING                     MATURITY
 (000)                  DESCRIPTION                                           (Unaudited)                    DATE        VALUE
 -----                  -----------                                           -----------                    ----        -----
COMMERCIAL PAPER -- 80.3%
  1,350       Greenwich Funding Corp. ....................................        A-1+           5.50       1/4/99      1,349,381
  6,030       Receivables Capital Corp. ..................................        A-1+           5.50       1/4/99      6,027,236
    955       Marsh & McLennan Cos., Inc. ................................        A-1+           6.00       1/6/99        954,204
  2,450       SBC Communications, Inc. ...................................        A-1+           5.95       1/6/99      2,447,975
  2,000       Coca-Cola Co. ..............................................        A-1+           5.50       1/7/99      1,998,167
  1,450       Sara Lee Corp. .............................................        A-1+           5.50       1/7/99      1,448,671
  1,702       General Electric Capital Corp. .............................        A-1+           5.45       1/8/99      1,700,196
  1,580       Preferred Receivables Funding Corp. ........................        A-1            5.25       1/8/99      1,578,387
  2,500       Corporate Asset Funding Co., Inc. ..........................        A-1+           5.33      1/11/99      2,496,299
    739       Greenwich Funding Corp. ....................................        A-1+           5.55      1/11/99        737,861
  2,500       Corporate Asset Funding Co., Inc. ..........................        A-1+           5.15      1/12/99      2,496,066
  2,790       Potomac Electric Power Co. .................................        A-1            5.23      1/12/99      2,785,541
  4,290       Citigroup, Inc. ............................................        A-1+           5.20      1/14/99      4,281,944
  1,329       Greenwich Funding Corp. ....................................        A-1+           5.25      1/14/99      1,326,480
  1,650       Greenwich Funding Corp. ....................................        A-1+           5.36      1/14/99      1,646,806
  1,105       Pitney Bowes, Inc. .........................................        A-1+           4.95      1/14/99      1,103,025
    458       Receivables Capital Corp. ..................................        A-1+           5.45      1/14/99        457,099
  2,057       Receivables Capital Corp. ..................................        A-1+           5.40      1/19/99      2,051,446
  2,500       Potomac Electric Power Co. .................................        A-1            5.30      1/20/99      2,493,007
  3,500       Corporate Receivables Corp. ................................        A-1+           5.22      1/21/99      3,489,850
  3,000       Lexington Parker Capital Co. LLC ...........................        A-1            5.26      1/22/99      2,990,795
    935       Potomac Electric Power Co. .................................        A-1            5.50      1/26/99        931,429
  3,000       AlliedSignal, Inc. .........................................        A-1            5.50      1/27/99      2,988,083
  2,500       Lexington Parker Capital Co. LLC ...........................        A-1            5.42      1/27/99      2,490,214
    705       Vermont American Corp. .....................................        A-1+           5.45      1/27/99        702,225
  2,000       CXC, Inc. ..................................................        A-1+           5.44      1/28/99      1,991,840
  1,685       Wisconsin Electric Power Co. ...............................        A-1+           5.40      1/28/99      1,678,176
  3,000       Associates Corporation of North America ....................        A-1+           5.04      1/29/99      2,988,240
  2,500       Merrill Lynch & Co. ........................................        A-1+           5.10      1/29/99      2,490,083
  3,200       Wisconsin Electric Power Co. ...............................        A-1+           5.50      1/29/99      3,186,311
    940       General Electric Capital Corp. .............................        A-1+           5.43       2/1/99        935,605
  2,760       Greenwich Asset Funding Corp. ..............................        A-1+           5.55       2/1/99      2,746,810
  2,500       Preferred Receivables Funding Corp. ........................        A-1            5.32       2/1/99      2,488,547
  1,370       Preferred Receivables Funding Corp. ........................        A-1            5.40       2/2/99      1,363,424
    465       Preferred Receivables Funding Corp. ........................        A-1            5.40       2/2/99        462,768
  2,500       Vermont American Corp. .....................................        A-1+           5.27       2/3/99      2,487,923
    570       Preferred Receivables Funding Corp. ........................        A-1            5.33       2/4/99        567,131
  1,295       Coca-Cola Co. ..............................................        A-1+           5.12       2/5/99      1,288,554
  3,500       Ford Motor Credit Co. ......................................        A-1+           5.15       2/5/99      3,482,476
  1,000       Wisconsin Electric Power Co. ...............................        A-1+           5.25       2/5/99        994,896
  2,000       Marsh & McLennan Cos., Inc. ................................        A-1+           5.50       2/8/99      1,988,389
  2,500       Corporate Receivables Corp. ................................        A-1+           5.15      2/10/99      2,485,695
  1,000       Merrill Lynch & Co. ........................................        A-1+           5.20      2/10/99        994,222
  3,700       Heinz (H.J.) Co. ...........................................        A-1            5.22      2/12/99      3,677,467

                        See Notes to Financial Statements

                                        3

PAGE


                               MONEY MARKET SERIES

                                                                      STANDARD
  FACE                                                                & POOR'S
 VALUE                                                                 RATING         INTEREST     MATURITY
  (000)                  DESCRIPTION                                 (Unaudited)        RATE         DATE              VALUE
  -----                  -----------                                 -----------        ----         ----              -----
COMMERCIAL PAPER -- continued
$ 2,500          Lexington Parker Capital Co. LLC ..................     A-1            5.35%       2/12/99       $  2,484,396
  3,000          Preferred Receivables Funding Corp. ...............     A-1            5.35        2/16/99          2,979,492
  2,500          Beta Finance, Inc. ................................     A-1+           5.27        2/18/99          2,482,433
  2,500          Goldman Sachs & Co. ...............................     A-1+           5.08        2/24/99          2,480,950
  2,000          Goldman Sachs & Co. ...............................     A-1+           5.18        2/24/99          1,984,460
  2,500          Marsh & McLennan Cos., Inc. .......................     A-1+           5.23        2/25/99          2,480,024
  3,000          Goldman Sachs & Co. ...............................     A-1+           5.24        2/26/99          2,975,547
  1,700          Marsh & McLennan Cos., Inc. .......................     A-1+           5.30        2/26/99          1,685,984
  1,000          Coca-Cola Co. .....................................     A-1+           5.02         3/1/99            991,773
  2,500          General Electric Capital Corp. ....................     A-1+           5.13         3/4/99          2,500,000
  2,000          Deutsche Bank Financial Corp. .....................     A-1+           5.70         3/5/99          1,999,457
  3,000          Dupont (E.I) de Nemours & Co. .....................     A-1+           5.05         3/9/99          2,971,804
  2,500          Colgate-Palmolive Co. .............................     A-1            5.05        3/12/99          2,475,451
  1,250          Enterprise Funding Corp. ..........................     A-1            5.22        3/15/99          1,236,769
  2,500          Beta Finance, Inc. ................................     A-1+           5.73        3/16/99          2,500,123
  2,500          Schering Corp. ....................................     A-1+           5.02        3/16/99          2,474,203
    788          Enterprise Funding Corp. ..........................     A-1            5.12        3/19/99            779,371
  3,000          Chase Manhattan Bank ..............................     A-1+           5.22        3/22/99          3,000,235
  1,500          Coca-Cola Co. .....................................     A-1+           5.00        3/22/99          1,483,333
  4,070          Greenwich Funding Corp. ...........................     A-1+           5.15        3/25/99          4,021,674
  2,500          Marsh & McLennan Cos., Inc. .......................     A-1+           5.19        3/25/99          2,470,085
  2,500          Colgate-Palmolive Co. .............................     A-1            5.00         4/5/99          2,467,361
  2,500          Beta Finance, Inc. ................................     A-1+           5.00         4/6/99          2,467,014
  1,300          Corporate Asset Funding Co., Inc. .................     A-1+           5.45        4/15/99          1,279,532
  2,500          Asset Securitization Cooperative ..................     A-1+           5.08        4/16/99          2,462,958
  3,000          Chase Manhattan Bank ..............................     A-1+           4.86        4/21/99          3,000,000
  2,500          Private Export Funding Corp. ......................     A-1+           4.68        5/6/99           2,459,375
  1,360          Beta Finance, Inc. ................................     A-1+           5.01        5/17/99          1,334,260
  2,845          Greenwich Asset Funding Corp. .....................     A-1+           5.10        5/18/99          2,789,783
                                                                                                                  ------------
TOTAL COMMERCIAL PAPER ........................................................................................    157,988,791
                                                                                                                  ------------
MEDIUM-TERM NOTES -- 4.4%
    575          General Electric Capital Corp. ....................     A-1+           8.10        1/26/99            575,855
  2,000          Associates Corporation of North America ...........     A-1+           6.25        3/15/99          2,002,175
  1,500          General Electric Capital Corp. ....................     A-1+           5.98        3/19/99          1,500,768
  2,500          General Electric Capital Corp.(b) .................     A-1+           5.14         6/4/99          2,505,525
  1,500          Associates Corporation of North America ...........     A-1+           5.65        6/15/99          1,498,891
    600          Associates Corporation of North America ...........     A-1+           6.75       10/15/99            608,296
                                                                                                                  ------------
TOTAL MEDIUM-TERM NOTES .......................................................................................      8,691,510
                                                                                                                  ------------
TOTAL INVESTMENTS -- 99.1%
  (Identified cost $195,136,084) ..............................................................................    195,136,084(a)
  Cash and receivables, less liabilities -- 0.9% ..............................................................      1,675,137
                                                                                                                  ------------
NET ASSETS -- 100.0% ..........................................................................................   $196,811,221
                                                                                                                  ============


(a) Federal Income Tax information: At December 31, 1998, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable rate demand notes. The interest rates shown reflect the rates currently in effect.

                        See Notes to Financial Statements

                                        4

PAGE


                               MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
ASSETS
Investment securities at value (Identified cost $195,136,084) ..................          $195,136,084
Cash ...........................................................................                27,357
Receivables
  Fund shares sold .............................................................             2,426,087
  Interest .....................................................................               549,742
Prepaid expenses ...............................................................                 3,418
                                                                                          ------------
    Total assets ...............................................................           198,142,688
LIABILITIES
Payables
  Fund shares repurchased ......................................................             1,161,522
  Investment advisory fee ......................................................                74,750
  Financial agent fee ..........................................................                16,912
  Trustees' fee ................................................................                 5,060
  Accrued expenses .............................................................                73,223
    Total liabilities ..........................................................             1,331,467
                                                                                          ------------
NET ASSETS .....................................................................          $196,811,221
                                                                                          ------------

NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............................          $196,811,221
                                                                                          ------------
NET ASSETS .....................................................................          $196,811,221
                                                                                          ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization            19,681,144
                                                                                          ============
Net asset value and offering price per share ...................................          $      10.00
                                                                                          ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Interest .....................................................................          $  7,835,760
    Total investment income ....................................................             7,835,760
                                                                                          ------------
EXPENSES
  Investment advisory fee ......................................................               564,665
  Financial agent fee ..........................................................               123,865
  Custodian ....................................................................                30,083
  Printing .....................................................................                22,780
  Professional .................................................................                20,755
  Trustees .....................................................................                12,172
  Miscellaneous ................................................................                 6,246
                                                                                          ------------
    Total expenses .............................................................               780,566
                                                                                          ------------
NET INVESTMENT INCOME ..........................................................             7,055,194
                                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................          $  7,055,194
                                                                                          ============

                        See Notes to Financial Statements

                                        5

PAGE


                               MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            YEAR ENDED                YEAR ENDED
                                                                                         DECEMBER 31, 1998        DECEMBER 31, 1997
                                                                                         -----------------        -----------------
FROM OPERATIONS
  Net investment income (loss) .................................................          $   7,055,194           $   6,261,529
                                                                                          -------------           -------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................              7,055,194               6,261,529
                                                                                          -------------           -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ........................................................             (7,055,197)             (6,261,529)
                                                                                          -------------           -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....................             (7,055,197)             (6,261,529)
                                                                                          -------------           -------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (47,209,211 and 35,987,251 shares, respectively)            472,092,185             359,872,496
  Net asset value of shares issued from reinvestment of distributions
    (705,519 and 626,153 shares, respectively) .................................              7,055,197               6,261,528
  Cost of shares repurchased (40,894,255 and 37,088,873 shares, respectively) ..           (408,942,852)           (370,888,736)
                                                                                          -------------           -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ....................             70,204,530              (4,754,712)
                                                                                          -------------           -------------
  NET INCREASE (DECREASE) IN NET ASSETS ........................................             70,204,527              (4,754,712)
NET ASSETS
  Beginning of period ..........................................................            126,606,694             131,361,406
                                                                                          -------------           -------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0
    AND $3, RESPECTIVELY) ......................................................          $ 196,811,221           $ 126,606,694
                                                                                          =============           =============



FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)


                                                                     YEAR ENDED DECEMBER 31,
                                                1998            1997           1996           1995            1994
Net asset value, beginning of period .        $  10.00       $  10.00       $  10.00       $  10.00          $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .......            0.50           0.50           0.50           0.56             0.38(1)
                                              --------       --------       --------       --------          -------
    TOTAL FROM INVESTMENT OPERATIONS .            0.50           0.50           0.50           0.56             0.38
                                              --------       --------       --------       --------          -------
LESS DISTRIBUTIONS
  Dividends from net investment income           (0.50)         (0.50)         (0.50)         (0.56)           (0.38)
                                              --------       --------       --------       --------          -------
    TOTAL DISTRIBUTIONS ..............           (0.50)         (0.50)         (0.50)         (0.56)           (0.38)
                                              --------       --------       --------       --------          -------
NET ASSET VALUE, END OF PERIOD .......        $  10.00       $  10.00       $  10.00       $  10.00          $ 10.00
                                              ========       ========       ========       ========          =======

Total return .........................            5.09%          4.99%          4.98%          5.55%            3.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $196,811       $126,607       $131,361       $102,943          $94,586
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses .................            0.55%          0.55%          0.55%          0.53%(2)         0.55%
  Net investment income ..............            4.99%          5.07%          4.89%          5.57%            3.85%


(1) Includes reimbursement of operating expenses by investment adviser of $0.003 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                                        6

PAGE


                          THE PHOENIX EDGE SERIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


NOTE 1 -- ORGANIZATION

The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of the Money Market, Growth, Multi-Sector Fixed Income, Strategic Allocation, International, Balanced, Real Estate Securities ("Real Estate"), Strategic Theme, Aberdeen New Asia, Research Enhanced Index ("Enhanced Index"), Engemann Nifty Fifty, Seneca Mid-Cap Growth, Growth and Income, Value Equity and Schafer Mid-Cap Value Series. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Home Life Variable Accumulation Account (the "Account") from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the subaccounts of the Phoenix Home Life Variable Accumulation Account, Phoenix Home Life Variable Universal Life Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Home Life Separate Accounts B, C, and D.

Each Series has distinct investment objectives. The Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Strategic Allocation Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments; stocks, bonds and money market instruments. The International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Real Estate Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan. The Enhanced Index Series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index. The Engemann Nifty Fifty Series seeks to achieve long-term capital appreciation investing in approximately 50 different securities which offer the potential for long term growth of capital. The Seneca Mid-Cap Growth Series seeks capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Growth and Income Series seeks as its investment objective, dividend growth, current income and capital appreciation by investing in common stocks. The Value Equity Series seeks to achieve long-term capital appreciation and income by investing in a diversified portfolio of common stocks which meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price. The Schafer Mid-Cap Value Series seeks to achieve long-term capital appreciation with current income as the secondary investment objective by investing in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION

Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

The Money Market Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Series attempts to maintain a constant net asset value of $10 per share.

On September 1, 1998, the Central Bank of Malaysia, announced measures that significantly restrict the rights of non-residents with respect to transactions in Malaysian securities with the intention to insulate Malaysia from the problems confronting the international financial markets.

                                        7

PAGE


                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                DECEMBER 31, 1998


Beginning September 1, 1998 the Malaysian government fixed the exchange rate of its currency, the Ringgit, at 3.80 Ringgit equal to US$1.00 and adopted stringent controls over currency and stock trading which had the effect of forcing all offshore holdings of Malaysian currency and securities back into the country. In addition, the government suspended foreign investors' ability to convert proceeds from the sale of Malaysian securities into foreign currency for one year from the date of initial purchase, with repatriation of the proceeds from the sale of all securities held at September 1, 1998 prohibited for one year. As a result of the imposition of the above restrictions over currency and stock trading, the Fund's Board of Trustees have deemed all holdings of the Fund in Malaysian securities as illiquid and have fair valued holdings in such securities using an exchange rate of 4.56 Ringgit equal to US$1.00. At December 31, 1998, investments in Malaysia for the International Series aggregating $522,764 (0.2% of net assets) and for the Aberdeen New Asia Series aggregating $546,904 (5.75% of net assets) have been fair valued in good faith by, or under the direction of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Fund does not amortize premiums except for the Money Market Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES

Each of the Series is treated as a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS

Distributions are recorded by each Series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION

Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS

Each Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margins and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

                                        8

PAGE


                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                DECEMBER 31, 1998


H. OPTIONS

The Multi-Sector Fixed Income, Money Market, Growth, Strategic Allocation, Balanced, International, Strategic Theme, Enhanced Index, Seneca Mid-Cap Growth, Growth and Income, Value Equity and Aberdeen New Asia Series may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

Each Series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

Each Series may purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES

Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Each Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. REPURCHASE AGREEMENTS

A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

NOTE 3 -- INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

As compensation for advisory services to the Fund, the Advisers are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each separate Series listed below:


                                     RATE FOR FIRST       RATE FOR NEXT       RATE FOR EXCESS
SERIES                                $250 MILLION        $250 MILLION       OVER $500 MILLION
------                                ------------        ------------       -----------------
Money Market ............                  0.40%               0.35%               0.30%
Growth ..................                  0.70                0.65                0.60
Multi-Sector Fixed Income                  0.50                0.45                0.40
Strategic Allocation ....                  0.60                0.55                0.50
International ...........                  0.75                0.70                0.65
Balanced ................                  0.55                0.50                0.45
Strategic Theme .........                  0.75                0.70                0.65
Aberdeen New Asia .......                  1.00                1.00                1.00
Enhanced Index ..........                  0.45                0.45                0.45
Engemann Nifty Fifty ....                  0.90                0.85                0.80
Seneca Mid-Cap Growth ...                  0.80                0.80                0.80
Growth and Income .......                  0.70                0.65                0.60
Value Equity ............                  0.70                0.65                0.60
Schafer Mid-Cap Value ...                  1.05                1.05                1.05

                       RATE FOR FIRST       RATE FOR NEXT     RATE FOR EXCESS
                         $1 BILLION          $1 BILLION       OVER $2 BILLION
                         ----------          ----------       ---------------
Real Estate .......          0.75               0.70               0.65

                                        9

PAGE


                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                DECEMBER 31, 1998


Phoenix Investment Council ("PIC") is adviser to each Series except the Real Estate Series and Aberdeen New Asia Series. Pursuant to a subadvisory agreement with the Fund, PIC delegates certain investment decisions and research functions with respect to the following series to the subadvisor indicated, for which services each is paid a fee by PIC.

Enhanced Index Series ...........................    J.P. Morgan Investment Management, Inc. ("J.P. Morgan")
Engemann Nifty Fifty Series .....................    Roger Engemann & Associates, Inc. ("Engemann")
Seneca Mid-Cap Growth Series ....................    Seneca Capital Management, LLC ("Seneca")
Schafer Mid-Cap Value Series ....................    Schafer Capital Management, Inc. ("Schafer")

In accordance with the subadvisory agreement between the Fund and J.P. Morgan, J.P. Morgan is paid a monthly fee at the annual rate of 0.25% of the average aggregate daily net asset values of the Enhanced Index Series up to $100 million; and 0.20% of such value in excess of $100 million. Pursuant to the subadvisory agreement with the Fund and Engemann, Engemann is paid a monthly fee at the annual rate of .45% of the average aggregate daily net asset values of the Engemann Nifty Fifty Series up to $250,000,000, .425% of such values between $250,000,000 and $500,000,000 and .40% of such values in excess of $500,000.000.
Pursuant to the subadvisory agreement with the Fund and Seneca, Seneca is paid a monthly fee at the annual rate of .40% of the average aggregate daily net asset values of the Seneca Mid-Cap Growth Series. In accordance with the subadvisory agreement with the Fund and Schafer, Schafer is paid a monthly fee at the annual rate of .85% of the average aggregate daily net asset values of the Schafer Mid-Cap Value Series up to $175 million and .80% of such value in excess of $175 million.

Effective November 24, 1998, Aberdeen Fund Managers, Inc. ("Aberdeen") was appointed subadvisor to the International Series. For its services, Aberdeen is paid a fee by the Advisers equal to 0.375% of the average daily net assets of the International Series up to $250 million, 0.35% of such value between $250 million to $500 million and 0.325% of such value in excess of $500 million. Aberdeen is a subsidiary of Aberdeen Asset Management PLC, of which PHL owns approximately 11%.

The investment adviser for the Real Estate Series through March 2, 1998 was Phoenix Realty Securities, Inc. ("PRS"). PRS is an indirect, wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). For its services, PRS was entitled to a fee at an annual rate of 0.75% of the average daily net assets for the first $1 billion. Pursuant to a subadvisory agreement with the Series, PRS delegates certain investment decisions and research functions to Duff & Phelps Investment Management Co. ("DPIM"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a majority owned subsidiary of PHL. On March 2, 1998 DPIM purchased the management rights for the Real Estate Series from PRS and PRS' contract was assigned to DPIM. For its services, DPIM is entitled to a fee at an annual rate of 0.75% of the average daily net assets for the first $1 billion, 0.70% on the next $1 billion and 0.65% thereafter.

Phoenix-Aberdeen International Advisors, LLC ("PAIA") serves as the investment adviser to the Aberdeen New Asia Series. PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of PHL, and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Asset Management PLC. PAIA is entitled to a fee, at an annual rate of 1.00% of the average daily net assets of the Aberdeen New Asia Series. Pursuant to subadvisory agreements, PAIA delegates certain investment decisions and functions to other entities. PIC receives a fee of 0.30% of the average daily net assets of the Aberdeen New Asia Series from PAIA for providing research and other domestic advisory services, as needed. In addition, PAIA also pays a subadvisory fee to Aberdeen of 0.40% of the average daily net assets of the Aberdeen New Asia Series for implementing certain portfolio transactions and providing research and other services.

Each Series (except the International, Real Estate, Strategic Theme, Aberdeen New Asia, Enhanced Index and Seneca Mid-Cap Series) pays a portion or all of its other operating expenses (not including management fee, interest, taxes, brokerage fees and commissions), up to 0.15% of its average net assets. The International, Real Estate, Strategic Theme, Aberdeen New Asia, Enhanced Index and Seneca Mid-Cap Series pay other operating expenses up to 0.40%, 0.25%, 0.25%, 0.25%, 0.10% and .25% respectively, of its average net assets. Expenses above these limits are paid by the Advisers (PIC, DPIM, PAIA), PHL and/or PHL Variable Insurance Company.

As Financial Agent to the Fund and to each Series, Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of PHL, received a fee at an annual rate of 0.06% of the average daily net assets of each Series through May 31, 1998 for bookkeeping, administrative and pricing services.

Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of
(1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

                                       10

PAGE


                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                DECEMBER 31, 1998


    At December 31, 1998, PHL and affiliates held shares in The Phoenix Edge Series Fund which had the following aggregate value:

Real Estate Series .........               $3,313,172
Aberdeen New Asia Series ...                1,885,989
Engemann Nifty Fifty Series                 2,499,272
Seneca Mid-Cap Growth Series                2,388,100
Growth and Income Series ...                2,384,514
Value Equity Series ........                2,197,472
Schafer Mid-Cap Value Series                1,754,054

NOTE 4 -- PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities during the period ended December 31, 1998 (excluding U.S. Government securities, short-term securities, options written and forward currency contracts) aggregated the following:

                                                                    PURCHASES                      SALES
                                                                    ---------                      -----
Growth Series ....................................               $1,623,280,248               $1,619,706,351
Multi-Sector Fixed Income Series .................                  233,895,415                  197,086,009
Strategic Allocation Series ......................                  529,142,388                  502,610,192
International Series .............................                  202,357,792                  214,439,616
Balanced Series ..................................                  282,447,552                  258,900,399
Real Estate Series ...............................                    7,732,285                    9,846,099
Strategic Theme Series ...........................                  195,397,197                  185,996,003
Aberdeen New Asia Series .........................                    4,993,427                    3,959,516
Research Enhanced Index Series ...................                   46,318,196                   20,947,863
Engemann Nifty Fifty Series ......................                   17,010,118                    6,080,962
Seneca Mid-Cap Growth Series .....................                   12,295,627                    5,596,788
Growth and Income Series .........................                   53,386,812                   16,444,743
Value Equity Series ..............................                   12,958,808                    4,279,319
Schafer Mid-Cap Value Series .....................                    9,669,802                      834,650

There were no purchases or sales of such securities in the Money Market
Series.

Purchases and sales of long-term U.S. Government securities during the period ended December 31, 1998 aggregated the following:

                                                PURCHASES                     SALES
                                                ---------                     -----
Multi-Sector Fixed Income Series               $ 91,713,764               $110,151,084
Strategic Allocation Series ....                 24,650,801                 51,883,816
Balanced Series ................                 59,109,060                 56,841,567

There were no purchases or sales of long-term U.S. Government Securities in the Money Market, Growth, International, Real Estate, Strategic Theme, Aberdeen New Asia, Enhanced Index, Engemann Nifty-Fifty, Seneca Mid-Cap Growth, Growth and Income, Value Equity and Schafer Mid-Cap Value Series.

Written call option activity for the year ended December 31, 1998 aggregated the following:

                                                                     GROWTH AND INCOME SERIES
                                                                    # OF               AMOUNT OF
                                                                   OPTIONS              PREMIUMS
                                                                   -------              --------
Options outstanding at December 31, 1997.........                     --                $     --
Options written .................................                     70                  11,727
Options canceled in closing purchase transactions                     --                      --
Options expired .................................                    (48)                 (7,393)
Options exercised ...............................                    (22)                 (4,334)
                                                                     ----               ---------
Options outstanding at December 31, 1998.........
                                                                     ====               =========

At December 31, 1998, the Enhanced Index Series had entered into futures contracts as follows:

                                                                    VALUE OF
                                                 NUMBER             CONTRACTS                 MARKET                     NET
                                                   OF                 WHEN                   VALUE OF                 UNREALIZED
DESCRIPTION                                     CONTRACTS            OPENED                  CONTRACTS               APPRECIATION
-----------                                     ---------            ------                  ---------               ------------
Standard & Poor's 500 Index ................       2               $  578,475               $  622,750               $   44,275
Standard & Poor's 500 Index ................       1                  298,575                  311,375                   12,800
Standard & Poor's 500 Index ................       1                  305,500                  311,375                    5,875
                                                   -               ----------               ----------               ----------
                                                   4               $1,182,550               $1,245,500               $   62,950
                                                   =               ==========               ==========               ==========

                                       11

PAGE


                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                DECEMBER 31, 1998


NOTE 5 -- CREDIT RISK

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

NOTE 6 -- LOAN AGREEMENTS

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

NOTE 7 -- CAPITAL LOSS CARRYOVERS

At December 31, 1998, the following Series have capital loss carryforwards which may be used to offset future capital gains.

Multi-Sector Fixed Income Series               $  566,989
Real Estate Series .............                  113,500
Aberdeen New Asia Series .......                2,887,698
Engemann Nifty Fifty Series ....                    4,085
Seneca Mid-Cap Growth Series ...                  164,133
Growth and Income Series .......                  349,419
Value Equity Series ............                  104,098
Schafer Mid-Cap Value Series ...                  285,733

Capital loss carryforwards expire in 2006 for all Series except for Aberdeen New Asia Series which expires as follows: $143,419 in 2005 and $2,744,279 in 2006.

Under current tax law, capital and foreign currency losses realized after October 31, 1998 may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1998 the Aberdeen New Asia Series, Multi-Sector Fixed Income Series, and Schafer Mid-Cap Growth Series elected to defer losses occurring between November 1, 1998 and December 31, 1998 in the amount of $496,277, $5,850,282, and $55,831, respectively. In addition, the International Series, Aberdeen New Asia Series, Growth Series and Strategic Theme Series were able to utilize losses deferred in the prior year in the amount of $761,290, $379,802, $1,144 and $1,280,577, respectively.

NOTE 8 -- RECLASS OF CAPITAL ACCOUNTS

In accordance with accounting pronouncements, the Series have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Series and are designed generally to present undistributed net investment income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1998, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:

                                              UNDISTRIBUTED                ACCUMULATED             CAPITAL PAID IN ON
                                              NET INVESTMENT               NET REALIZED                 SHARE OF
                                               INCOME (LOSS)               GAIN (LOSS)             BENEFICIAL INTEREST
                                               -------------               -----------             -------------------
Multi-Sector Fixed Income Series               $   185,299                $   (20,925)               $  (164,374)
Strategic Allocation Series ....                     3,389                     (3,389)                        --
International Series ...........                 1,020,757                 (1,020,757)                        --
Balanced Series ................                     7,308                     (7,308)                        --
Strategic Theme Series .........                     5,345                     (5,345)                        --
Aberdeen New Asia Series .......                    98,695                    (98,695)                        --
Engemann Nifty-Fifty Series ....                     1,543                         --                     (1,543)
Growth and Income Series .......                      (257)                       257                         --

                                       12

PAGE


                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                DECEMBER 31, 1998


TAX INFORMATION NOTICE (Unaudited)

For the fiscal year ended December 31, 1998, the following Series distributed long-term capital gain dividends as follows:


                                             TOTAL LONG-TERM
                                              DISTRIBUTIONS
                                              -------------
Growth Series ..................               $29,385,512
Multi-Sector Fixed Income Series                   788,837
Strategic Allocation Series ....                   562,474
International Series ...........                22,045,574
Balanced Series ................                 3,589,015
Real Estate Securities Series ..                    26,597
Research Enhanced Index Series .                   620,322




This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by and effective Prospectus which includes information concerning the sales charges, Fund's record and other pertinent information.

                                       13

PAGE


                        REPORT OF INDEPENDENT ACCOUNTANTS

[PricewaterhouseCoopers Logo]

TO THE SHAREHOLDERS AND TRUSTEES OF
THE PHOENIX EDGE SERIES FUND

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Series, Growth Series, Multi-Sector Fixed Income Series, Strategic Allocation Series, International Series, Balanced Series, Real Estate Securities Series, Strategic Theme Series, Aberdeen New Asia Series, Research Enhanced Index Series, Engemann Nifty Fifty Series, Seneca Mid-Cap Growth Series, Growth and Income Series, Value Equity Series, and Schafer Mid-Cap Value Series (constituting the Phoenix Edge Series Fund, hereafter referred to as the "Fund") at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 17, 1999

PAGE


RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

MEETING 1: A special meeting of Shareholders of the Phoenix Aberdeen New Asia Series of The Phoenix Edge Series Fund was held on October 21, 1998 to approve the following matters:

1. Approval of an advisory agreement with Phoenix-Aberdeen International Advisors LLC.

2.  Approval of a subadvisory agreement with Aberdeen Fund Managers, Inc.

3.  Approval of a subadvisory agreement with Phoenix Investment Counsel, Inc.

     On the record date for this meeting there were 1,542,936 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                                                FOR                      AGAINST                ABSTAIN
                                                                ---                      -------                -------
1. Approval of investment advisory agreement                  1,331,496                  84,905                 126,535

2. Approval of investment subadvisory agreement               1,326,736                  85,559                 130,641

3. Approval of investment subadvisory agreement               1,339,160                  78,984                 124,792

MEETING 2: A special meeting of Shareholders of the Phoenix Edge Series Fund was held on November 24, 1998 to approve the following matters:

1. Fix the number of trustees at twelve and elect such number as detailed below.

2. Ratify selection of PricewaterhouseCoopers LLP, independent accountants, as auditors for the fiscal year ending December 31, 1998.

3. Approval of a subadvisory agreement with Aberdeen Fund Managers, Inc. (International Series only)

     On the record date for this meeting, for the Phoenix Edge Series Fund, there were 195,708,457 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy. For the International Series, there were 13,164,334 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES:

                                        FOR                      WITHHELD
                                        ---                      --------
1. Election of Trustees

Robert Chesek                        187,977,973                 7,703,484
E. Virgil Conway                     187,762,694                 7,945,763
Harry Dalzell-Payne                  187,684,410                 8,024,047
Francis E. Jeffries                  187,938,831                 7,769,626
Leroy Keith, Jr.                      188,134,540                 7,573,917
Philip R. McLoughlin                 188,173,681                 7,534,776
Everett L. Morris                    187,938,831                 7,769,626
James M. Oates                       188,154,111                 7,554,346
Calvin J. Pedersen                   188,173,681                 7,534,776
Herbert Roth, Jr.                     187,860,548                 7,847,909
Richard E. Segerson                  188,154,111                 7,554,346
Lowell P. Weicker, Jr.                187,136,427                 8,572,030


                                                                 FOR             AGAINST         ABSTAIN
                                                                 ---             -------         -------
2. PricewaterhouseCoopers LLP                               188,545,527        1,741,805        5,421,124


                                                                 FOR             AGAINST         ABSTAIN
                                                                 ---             -------         -------
3. Approval of investment subadvisory agreement             11,596,462         667,432          900,400

PAGE


THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

BOARD OF TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
J. Roger Engemann, Senior Vice President
David K. Schafer, Senior Vice President
Gail P. Seneca, Senior Vice President
James D. Wehr, Senior Vice President
Hugh Young, Senior Vice President
David L. Albrycht, Vice President
Christian C. Bertelsen, Vice President
Steven L. Colton, Vice President
Timothy Devlin, Vice President
Ron K. Jacks, Vice President
John D. Kattar, Vice President
Christopher J. Kelleher, Vice President
Richard D. Little, Vice President
James E. Mair, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Julie L. Sapia, Vice President
Michael Schatt, Vice President
John S. Tilson, Vice President
Pierre G. Trinque, Vice President
James Wiess, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISERS
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Duff & Phelps Investment Management Co.
(Real Estate Securities Series)
55 East Monroe Street
Chicago, Illinois 60603

Phoenix-Aberdeen International Advisors, LLC
(Aberdeen New Asia Series)
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIANS
The Chase Manhattan Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
(Aberdeen New Asia Series and International Series)
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110



PAGE


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                                   Permit 444



[LOGO FRANKLIN TEMPLETON]
100 Fountain Parkway
St. Petersburg, Florida 33716-1205



INSURANCE ISSUER
Phoenix Home Life Mutual Insurance Co.

TIP DISTRIBUTOR
WS Griffith and Co., Inc.

SERVICE CENTER
Phoenix's Variable Products Operations
1-800/243-4840

INVESTMENT MANAGERS
Templeton Investment Counsel, Inc. ("TICI")
Templeton Asset Management Ltd., Singapore

TRUST DISTRIBUTOR
Franklin Templeton Distributors, Inc.

This report must be preceded or accompanied by the current Templeton Investment Plus (TIP), prospectus which includes the Phoenix Home Life Variable Accumulation Account, the Templeton Variable Products Series Fund and The Phoenix Edge Series Fund prospectuses, which contain more detailed information, including sales charges and risks of an investment in TIP. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.
To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


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